                                        -----------------------------
                                        OMB APPROVAL
                                        OMB Number: 3235-0570
                                        Expires: September 30, 2007
                                        Estimated average burden
                                        hours per response.......19.4
                                        -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6526

                                 Coventry Group
               (Exact name of registrant as specified in charter)

     3435 Stelzer Road Columbus, OH                                      43219
(Address of principal executive offices)                              (Zip code)

                      3435 Stelzer Road Columbus, OH 43219
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-766-8938

Date of fiscal year end: 03/31/06

Date of reporting period: 09/30/05

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               SEMI-ANNUAL REPORT


                      (1ST SOURCE MONOGRAM FUNDS(SM) LOGO)




                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2005

        NOTICE TO INVESTORS
        SHARES OF 1ST SOURCE MONOGRAM FUNDS(SM):

        ----------------------------------------------------------------
        o ARE NOT FDIC INSURED o MAY LOSE VALUE o HAVE NO BANK GUARANTEE
        ----------------------------------------------------------------

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS

SEMI-ANNUAL REPORT--SEPTEMBER 30, 2005

Letter from the Investment Advisor ........................................    1

Income Equity Fund ........................................................    3

Diversified Equity Fund ...................................................    9

Special Equity Fund .......................................................   15

Income Fund ...............................................................   21

Long/Short Fund ...........................................................   27

Notes to Financial Statements .............................................   33

Table of Shareholder Expenses .............................................   36

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-766-8938 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending December 31 and June 30 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

      We are pleased to present this report for the six-month period ended September 30, 2005. The economy posted solid growth in the face of headwinds such as rising energy and commodities prices, higher interest rates and the devastation wrought by Hurricane Katrina. Energy stocks led the equity markets higher during the six-month period, while bonds produced mixed results.

      Energy prices rose due to the convergence of several factors. Rapidly expanding emerging economies in China, India and elsewhere led to higher demand for fuel, while limited production capacity prevented corresponding increases in supplies. Turbulence in oil-rich parts of the Middle East, Africa and South America led to concerns about potential disruptions in the supply of crude oil, causing speculators to bid up oil prices. Hurricanes Katrina and Rita meanwhile damaged U.S. gasoline refining capacity, increasing tightness in gasoline supplies.

      Rising energy prices took a toll on consumer spending and sentiment during this six-month period, as increasing gas and oil costs cut into consumers' discretionary income. American homeowners' finances had been buttressed by low mortgage rates and high home prices, which had allowed them to refinance their home loans and free up cash. Mortgage rates climbed during the second half of this period, however, reducing consumers' spending power.

      Higher oil and gas prices showed signs of boosting overall inflation during the period, but highly competitive global labor markets helped keep prices in check. The Federal Reserve attempted to forestall a rapid increase in prices by increasing its target Federal Funds rate four times during the six-month period, for a total increase of one percentage point. Those rate hikes led to higher borrowing costs, which weighed on the economy.

      Higher productivity and business spending led to strong corporate profits and supported the economic expansion. Relatively low unemployment throughout the period also helped keep the economy on solid footing.

ENERGY CARRIES THE STOCK MARKET

      Most economic sectors posted roughly flat returns during the six months through September. Energy stocks surged, however, as rising energy prices improved prospects for earnings growth in that sector. Energy shares' outsized returns accounted for most gains by broad stock-market indices such as the Standard & Poor's 500, which gained 5.02% during the period.

      Certain companies' individual problems weighed on the stock market. General Motors experienced a number of high-profile troubles with potential repercussions for the broad U.S. economy and market. G.M. saw its bonds downgraded to below investment grade following a weak spring earnings report, leading corporate bond investors to reconsider the credit-worthiness of many U.S. corporations. Delphi, G.M.'s parts manufacturing spin-off, filed for bankruptcy near the end of the period--a development that could have broad implications for how U.S. firms deal with health care and pension liabilities. Meanwhile, the bankruptcy of Refco, a major commodities brokerage firm, led to volatile trading among hedge funds. That development had negative repercussions on the general equity market.

      Consumer stocks fared relatively poorly during this period. Investors worried that the combination of high energy prices, rising interest rates, stagnating wages and high debt levels would restrict consumer spending. Financial stocks also lagged the market, as rising interest rates reduced profit margins for lenders. Shares of large pharmaceutical companies fared poorly as well, as drug stocks continued to generate weak sales and profit growth. Small- and mid-cap stocks outperformed large caps, while growth-oriented shares edged out value stocks.

BONDS: A TALE OF TWO QUARTERS

      The bond market delivered uneven performance. Bond yields fell between April and June, causing bond prices to rise. Yields fell most on the longest-term securities: For example, the yield on the 10-year Treasury bond fell 0.57 percentage points, while the yield on the two-year Treasury declined
0.15 points.

      Yields rose across all maturities during the final three months of the period, with the largest increases on the short end of the yield curve. The yield on the two-year Treasury note rose 0.53 percentage points, while the yield on the ten-year Treasury bond increased 0.41 percentage points.

      For the period as a whole, bonds with terms of five years or less saw their yields increase and their prices fall. Long-term bonds experienced slight yield declines. That environment led to a much smaller spread between the yields offered by short- and long-term bonds. Corporate bonds generally performed in line with government issues. Mortgage-backed securities trailed the market during the first three months of the period, but produced strong relative returns as bond-market yields rose between July and September.

MOVING FORWARD

      A number of significant shocks befell the U.S. economy and capital markets during the past six months. We believe that most of those problems will prove to be short-lived, and the U.S. economy will resume its growth. That said, we are carefully monitoring consumers' financial health. We are concerned that many Americans may have too much debt in the wake of a 12-year spending spree, and we worry that a quick rise in mortgage rates or lending standards could slow home buying and depress economic growth. We will continue to monitor these factors and adjust our Funds' portfolios accordingly.

      We have seen relatively flat stock market performance during 2005, despite solid economic growth and strong corporate profits. That environment has led to stock valuations that are the lowest they have been in five years. We believe that landscape presents opportunities for long-term equity investors. In particular, we believe many large-cap shares of firms that offer dependable earnings growth are well positioned for good performance going forward.

      The current economic backdrop presents challenges for bond investors. Rising interest rates and higher inflation are likely to lead investors to demand higher yields on bonds, which would push down prices of existing securities. We will be vigilant, looking for opportunities to increase shareholders' yield while protecting their capital.

      We believe that holding a diversified* portfolio consisting of various types of stocks and bonds is the best way to achieve financial goals, no matter what the economy and the markets have in store. We urge shareholders to maintain a long-term perspective on their investments, and look beyond short-term developments.

      Thank you for your confidence in the 1st Source Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the 1st Source Monogram Funds directly at 1-800-766-8938 if you have any questions or require assistance.


                                             Sincerely,

                                             Ralph C. Shive, CFA
                                             Paul W. Gifford, CFA
                                             Kevin A.Carey, CFA
                                             Robert W. Nelson, CFA
                                             Eric A. Boughton, CFA
                                             Bruno P. Riboni
                                             Michael L. Shinnick
                                             Jason W. Cooper



* Diversification does not guarantee a profit nor protect against a loss.

The foregoing information and opinions are for general information only. 1st Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARKS DURING THE SIX-MONTH PERIOD BETWEEN APRIL 1, 2005 AND SEPTEMBER 30, 2005?

A. The Fund gained 6.42%. That compared to a 5.62% return for the Russell 1000(R) Value index and a 4.81% return for the Lipper Equity Income Index.(1)

Q.    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Energy stocks continued a long surge during this period, leading the market and this Fund to healthy returns. Stocks in most other economic sectors posted weak performance.

      The Fund benefited from an overweight position in energy stocks throughout the period. We held particularly strong weightings in shares of drilling, diversified energy and gas utilities firms. Those sub-sectors performed especially well and boosted the Fund's relative returns. An underweight stake in financial services stocks also helped the Fund's returns against the benchmark, as shares of banks and mortgage lenders came under pressure due to rising interest rates.(2)

      Several individual stocks helped the Fund outperform the benchmark during the period. Shares in the owner of several retail chains rose after the company announced that it would welcome bids from prospective buyers. Certain health care stocks also boosted performance, including shares of an assisted living provider and a hospital management firm. The Fund also benefited from strong returns by an electronics distributor's stock. We bought the shares very inexpensively during the technology crash, and have held them as they recovered during subsequent years.(2)

      Problems at some individual companies weighed on the Fund's relative returns. In particular, certain stocks in the media, aluminum and electronic banking industries suffered for a variety of company-specific reasons.

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/05
                                              1 YEAR        5 YEAR       10 YEAR
--------------------------------------------------------------------------------
INCOME EQUITY FUND                            19.58%        10.44%       12.49%
RUSSELL 1000(R) VALUE INDEX                   16.69%         5.76%       11.52%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                SEPTEMBER 30, 2005 (UNAUDITED)

COMMON STOCKS - 89.7%

SECURITY DESCRIPTION                            SHARES       VALUE ($)
--------------------                            ------       ---------
BASIC MATERIALS - 12.7%
Air Products and Chemicals, Inc. .......         11,000        606,540
Alcoa, Inc. ............................         62,000      1,514,040
Anglo American PLC ADR .................         68,400      2,065,680
Dow Chemical Co. .......................         16,000        666,720
E. I. du Pont de Nemours & Co. .........         47,000      1,840,990
Louisiana-Pacific Corp. ................         26,000        719,940
Newmont Mining Corp. ...................         32,000      1,509,440
Olin Corp. .............................         80,000      1,519,200
Plum Creek Timber Co., Inc. ............         20,000        758,200
Potash Corp. of Saskatchewan, Inc. .....          9,000        839,880
RPM, Inc. ..............................         80,000      1,472,000
Weyerhaeuser Co. .......................         12,000        825,000
                                                            ----------
                                                            14,337,630
                                                            ----------
COMMUNICATIONS - 8.6%
Belo Corp., Series A ...................         37,000        845,820
Harris Corp. ...........................         35,600      1,488,080
Motorola, Inc. .........................         57,000      1,259,130
SBC Communications, Inc. ...............         70,000      1,677,900
Sprint Corp. ...........................         70,000      1,664,600
Tribune Co. ............................         30,000      1,016,700
Verizon Communications .................         53,000      1,732,570
                                                            ----------
                                                             9,684,800
                                                            ----------
CONSUMER CYCLICALS - 2.5%
Grainger (W.W.), Inc. ..................         25,000      1,573,000
Sabre Holdings Corp. ...................         60,000      1,216,800
                                                            ----------
                                                             2,789,800
                                                            ----------
CONSUMER NON-CYCLICALS - 9.9%
Albertson's, Inc. ......................         60,000      1,539,000
Archer-Daniels-Midland Co. .............         60,000      1,479,600
Avery-Dennison Corp. ...................         26,000      1,362,140
Avon Products, Inc. ....................         40,000      1,080,000
ConAgra, Inc. ..........................         85,000      2,103,750
H.J. Heinz Co. .........................         27,000        986,580
Kimberly-Clark Corp. ...................         20,000      1,190,600
Sotheby's Holdings Services, Inc.,
Class A (b) ............................         81,000      1,354,320
                                                            ----------
                                                            11,095,990
                                                            ----------
ENERGY - 10.9%
Anadarko Petroleum Corp. ...............         15,000      1,436,250
Chevron Corp. ..........................         13,000        841,490
GlobalSantaFe Corp. ....................         48,000      2,189,760
Marathon Oil Corp. .....................         35,000      2,412,550
National Fuel Gas ......................         50,000      1,710,000
Schlumberger Ltd. ......................         29,000      2,447,020
Williams Cos., Inc. ....................         50,000      1,252,500
                                                            ----------
                                                            12,289,570
                                                            ----------


COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                            SHARES       VALUE ($)
--------------------                            ------       ---------
FINANCIAL - 9.1%
Arthur J. Gallagher & Co. ..............         28,000        806,680
Citigroup, Inc. ........................         33,000      1,502,160
Hospitality Properties Trust ...........         14,100        604,326
J.P. Morgan Chase & Co. ................         42,000      1,425,060
Keycorp ................................         38,000      1,225,500
Lincoln National Corp. .................         25,000      1,300,500
Old National Bancorp ...................         62,644      1,329,306
Thornburg Mortgage, Inc. ...............         10,000        250,600
UnumProvident Corp. ....................         40,000        820,000
Waddell & Reed Financial, Inc. .........         50,000        968,000
                                                           -----------
                                                            10,232,132
                                                           -----------
HEALTH CARE - 8.5%
Abbott Laboratories ....................         37,000      1,568,800
Bristol-Myers Squibb Co. ...............         66,000      1,587,960
Humana, Inc. (b) .......................         50,000      2,394,000
Medco Health Solutions, Inc. (b) .......         11,000        603,130
Novartis AG ADR ........................         34,000      1,734,000
Pfizer, Inc. ...........................         65,000      1,623,050
                                                           -----------
                                                             9,510,940
                                                           -----------
INDUSTRIALS - 18.0%
Avnet, Inc. (b) ........................         73,000      1,784,850
Eastman Kodak Co. ......................         31,000        754,230
Emerson Electric Co. ...................         19,000      1,364,200
Fluor Corp .............................         18,000      1,158,840
General Electric Co. ...................         50,000      1,683,500
Honeywell International, Inc. ..........         40,000      1,500,000
Hubbell, Inc., Class B .................         30,000      1,407,900
Pall Corp. .............................         55,100      1,515,250
Parker-Hannifin Corp. ..................         24,000      1,543,440
Raytheon Co. ...........................         40,000      1,520,800
Shaw Group, Inc. (b) ...................         70,000      1,726,200
Sonoco Products Co. ....................         60,000      1,638,600
Waste Management, Inc. .................         50,000      1,430,500
Watts Water Technologies, Inc. .........         40,000      1,154,000
                                                           -----------
                                                            20,182,310
                                                           -----------
TECHNOLOGY - 5.4%
BEA Systems, Inc. (b) ..................        115,000      1,032,700
Computer Sciences Corp. (b) ............         40,000      1,892,400
Diebold, Inc. ..........................         25,000        861,500
Hewlett-Packard Co. ....................         62,000      1,810,400
Microsoft Corp. ........................         20,000        514,600
                                                           -----------
                                                             6,111,600
                                                           -----------
UTILITIES - 4.1%
American Electric Power ................         41,000      1,627,700
NiSource, Inc. .........................         70,000      1,697,500
Southwest Gas Corp. ....................         45,900      1,257,201
                                                           -----------
                                                             4,582,401
                                                           -----------
TOTAL COMMON STOCKS
(COST $82,723,188) .....................                   100,817,173
                                                           -----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

INVESTMENT COMPANIES - 7.2%

SECURITY DESCRIPTION                         SHARES        VALUE ($)
--------------------                         ------        ---------
Fifth Third Prime Money Market
  Fund - Institutional Class ...........     7,021,531       7,021,531
Kayne Anderson Investment Co. ..........        40,000       1,122,400
                                                          ------------
TOTAL INVESTMENT COMPANIES
  (COST $8,029,670) ....................                     8,143,931
                                                          ------------

PREFERRED STOCKS - 1.5%

CONSUMER CYCLICALS - 0.8%
General Motors Corp.,
  5.25%, 3/6/32 ........................        54,000        933,120
                                                          -----------
HEALTH CARE - 0.7%
Baxter International, Inc.,
  7.00%, 2/16/06 .......................        14,000        798,000
                                                          -----------
TOTAL PREFERRED STOCKS
  (COST $1,682,127) ....................                    1,731,120
                                                          -----------

CONVERTIBLE BONDS - 1.8%

                                            PRINCIPAL
SECURITY DESCRIPTION                        AMOUNT ($)     VALUE ($)
--------------------                        ---------      ---------
HEALTH CARE - 0.8%
Sunrise Senior Living, Inc.,
  5.25%, 2/1/09 ........................       500,000         938,125
                                                          ------------
TECHNOLOGY - 1.0%
BEA Systems, 4.00%, 12/15/06 ...........     1,050,000       1,036,875
                                                          ------------
TOTAL CONVERTIBLE BONDS
  (COST $1,541,688) ....................                     1,975,000
                                                          ------------
TOTAL INVESTMENTS
(COST $93,976,673) (a) - 100.2% ........                   112,667,224
                                                          ============


Percentages indicated are based on net assets of $112,461,667.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $259,539. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ................   $21,004,225

Unrealized depreciation ................    (2,573,213)
                                           -----------
Net unrealized appreciation                $18,431,012
                                           ===========

(b) Represents non-income producing security.

ADR -- American Depositary Receipt


                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

[BAR CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Basic Materials            12.7%
Communications              8.6%
Consumer Cyclicals          2.5%
Consumer Non-Cyclicals      9.8%
Energy                     10.9%
Financial                   9.1%
Health Care                 8.4%
Industrials                18.0%
Technology                  5.4%
Utilities                   4.1%
Investment Companies        7.2%
Preferred Stocks            1.5%
Convertible Bonds           1.8%


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $93,976,673) .....                      $ 112,667,224
Interest and dividends receivable ............                            154,109
Receivable for capital shares issued .........                                900
Prepaid expenses .............................                             11,840
                                                                     ------------
  TOTAL ASSETS ...............................                        112,834,073

LIABILITIES:
Payable for investments purchased ............     $    236,500
Accrued expenses and other payables:
  Investment advisory ........................           73,487
  Administration .............................            1,832
  Shareholder Servicing ......................            6,309
  Other ......................................           54,278
                                                   ------------
  TOTAL LIABILITIES ..........................                            372,406
                                                                     ------------

NET ASSETS ...................................                       $112,461,667
                                                                     ============

COMPOSITION OF NET ASSETS:
Capital ......................................                       $ 81,419,212
Undistributed net investment income ..........                             30,987
Accumulated net realized gains from
  investment transactions ....................                         12,320,917
Unrealized appreciation from investments .....                         18,690,551
                                                                     ------------

NET ASSETS ...................................                       $112,461,667
                                                                     ============

Shares Outstanding (par value $0.01,
   unlimited number of authorized shares) ....                          7,811,943
                                                                     ============
Net Asset Value, Offering and Redemption
  Price per share ............................                       $      14.40
                                                                     ============


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest .....................................                       $     35,493
Dividend .....................................                          1,179,889
                                                                     ------------
  TOTAL INVESTMENT INCOME: ...................                          1,215,382

EXPENSES:
  Investment advisory ........................     $    424,649
  Administration .............................           88,935
  Shareholder Servicing ......................           14,772
  Distribution ...............................          132,703
  Accounting .................................           23,958
  Chief Compliance Officer ...................            3,500
  Custodian ..................................            5,399
  Transfer agent .............................           27,356
  Trustee ....................................            4,517
  Other ......................................           51,862
                                                   ------------
   Total expenses before fee reductions ......                            777,651
   Administration and Distribution fees
      voluntarily reduced ....................                           (142,015)
                                                                     ------------
  NET EXPENSES ...............................                            635,636
                                                                     ------------
NET INVESTMENT INCOME ........................                            579,746
                                                                     ------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains from investment
  transactions ...............................                          7,388,047
Change in unrealized appreciation/
  depreciation from investments ..............                         (1,299,553)
                                                                     ------------
Net realized/unrealized gains from
  investments ................................                          6,088,494
                                                                     ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................                       $  6,668,240
                                                                     ============


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED       FOR THE YEAR
                                                                           SEPTEMBER 30,          ENDED
                                                                               2005             MARCH 31,
                                                                            (UNAUDITED)            2005
                                                                           -------------      -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ..............................................     $     579,746      $     981,159
  Realized gains from investment transactions ........................         7,388,047          7,405,693
  Change in unrealized appreciation/depreciation from investments ....        (1,299,553)         6,218,650
                                                                           -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .......................         6,668,240         14,605,502
                                                                           -------------      -------------

DISTRIBUTIONS:
  From net investment income .........................................          (610,832)          (949,083)
  From net realized gains ............................................                --         (3,349,691)
                                                                           -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ..................          (610,832)        (4,298,774)
                                                                           -------------      -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ........................................         9,632,845         21,818,495
  Dividends reinvested ...............................................           544,659          3,858,611
  Cost of shares redeemed ............................................        (6,899,870)       (11,891,491)
                                                                           -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .................         3,277,634         13,785,615
                                                                           -------------      -------------

CHANGE IN NET ASSETS .................................................         9,335,042         24,092,343

NET ASSETS:
  Beginning of period ................................................       103,126,625         79,034,282
                                                                           -------------      -------------
  End of period ......................................................     $ 112,461,667      $ 103,126,625
                                                                           =============      =============
SHARE TRANSACTIONS:
  Issued .............................................................           696,910          1,716,028
  Reinvested .........................................................            39,605            295,304
  Redeemed ...........................................................          (500,568)          (934,231)
                                                                           -------------      -------------
CHANGE IN SHARES .....................................................           235,947          1,077,101
                                                                           =============      =============

Undistributed net investment income ..................................     $      30,987      $      62,073
                                                                           =============      =============


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            FOR THE SIX
                                            MONTHS ENDED
                                            SEPTEMBER 30,                         FOR THE YEARS ENDED MARCH 31,
                                                2005        ----------------------------------------------------------------------
                                            (UNAUDITED)        2005           2004           2003           2002           2001
                                            -------------   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $    13.61     $    12.16     $     8.87     $    11.49     $    10.87     $    10.77
                                             ----------     ----------     ----------     ----------     ----------     ----------
INVESTMENT ACTIVITIES:
  Net investment income ..................         0.07           0.14           0.17           0.18           0.17           0.17
  Net realized and unrealized gains
     (losses) from investments ...........         0.80           1.91           3.39          (2.53)          1.07           1.03
                                             ----------     ----------     ----------     ----------     ----------     ----------
     Total from investment activities ....         0.87           2.05           3.56          (2.35)          1.24           1.20
                                             ----------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS:
  Net investment income ..................        (0.08)         (0.13)         (0.16)         (0.18)         (0.17)         (0.19)
  Net realized gains .....................           --          (0.47)         (0.11)         (0.09)         (0.45)         (0.91)
                                             ----------     ----------     ----------     ----------     ----------     ----------
     Total Distributions .................        (0.08)         (0.60)         (0.27)         (0.27)         (0.62)         (1.10)
                                             ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD ...........   $    14.40     $    13.61     $    12.16     $     8.87     $    11.49     $    10.87
                                             ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN .............................         6.42%(b)      17.17%         40.48%        (20.66%)        11.97%         11.51%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ......   $  112,462     $  103,127     $   79,034     $   52,403     $   56,981     $   47,104
  Ratio of expenses to average
    net assets ...........................         1.20%(c)       1.19%          1.21%          1.22%          1.20%          1.18%
  Ratio of net investment income
    to average net assets ................         1.09%(c)       1.10%          1.49%          1.82%          1.58%          1.64%
  Ratio of expenses to average
    net assets (a) .......................         1.46%(c)       1.44%          1.46%          1.47%          1.45%          1.43%
  Portfolio turnover .....................           21%            44%            24%            18%            32%            42%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)   Not Annualized.

(c)   Annualized.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY, CFA

INVESTMENT CONCERNS
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTH PERIOD BETWEEN APRIL 1, 2005 AND SEPTEMBER 30, 2005?

A. The Fund gained 4.90%. That compared to a 5.02% return for the S&P 500 Index and a 6.57% return for the Russell 1000(R) Growth Index.(1)

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Strong performance by energy-related stocks helped the stock market generate solid performance between April and September, leading to gains for this Fund and its benchmark.

This Fund focuses on shares of high-quality growth firms characterized by good customer brand recognition, sustainable competitive advantages, healthy balance sheets and strong cash flow and sales growth. Our focus led us to a number of growth opportunities in the energy sector, and as a result we held a significantly overweight stake in energy stocks. That position boosted returns against the benchmark, as rising energy prices helped energy stocks surge.(2)

The Fund's relative returns also benefited from an underweight position in the technology sector. Technology stocks lagged the market during this period, so the Fund's relatively small position boosted returns against the benchmark.(2)

The Fund's overweight stake in health care weighed on relative returns. Certain pockets of the health-care sector performed well, such as biotechnology and medical devices, but the sector as a whole suffered from poor returns among large-cap pharmaceutical shares. Our relatively large position in large-cap bank stocks also dragged on relative gains, as those shares trailed the market.(2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/05

                                       1 YEAR          5 YEAR        10 YEAR
--------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND                 9.93%          -5.79%          4.10%
S&P 500 STOCK INDEX                    12.25%          -1.49%          9.49%
RUSSELL 1000(R) GROWTH INDEX           11.60%          -8.64%          6.89%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS DIVERSIFIED EQUITY FUND
COMMON STOCKS - 94.7%

SECURITY DESCRIPTION                            SHARES        VALUE ($)
--------------------                          ----------     ----------
BASIC MATERIALS - 3.7%
Praxair, Inc. ...........................         16,700        800,431
Rio Tinto PLC ADR .......................          7,500      1,232,250
                                                             ----------
                                                              2,032,681
                                                             ----------
COMMUNICATIONS - 8.6%
Amazon.com, Inc. (b) ....................         20,500        928,650
Cisco Systems, Inc. (b) .................         43,300        776,369
Ebay, Inc. (b) ..........................         30,000      1,236,000
McGraw-Hill Cos., Inc. ..................         28,000      1,345,120
Symantec Corp. (b) ......................         21,000        475,860
                                                             ----------
                                                              4,761,999
                                                             ----------
CONSUMER CYCLICALS - 10.5%
Brunswick Corp. .........................         13,500        509,355
Harley-Davidson, Inc. ...................         16,150        782,306
Home Depot, Inc. ........................         15,050        574,007
Kohl's Corp. (b) ........................          9,500        476,710
McDonald's Corp. ........................         20,000        669,800
P.F. Chang's China Bistro, Inc. (b) .....         12,900        578,307
PETsMART, Inc. ..........................         14,000        304,920
Starbucks Corp. (b) .....................         11,500        576,150
Wal-Mart Stores, Inc. ...................         13,700        600,334
Walgreen Co. ............................         17,600        764,720
                                                             ----------
                                                              5,836,609
                                                             ----------
CONSUMER NON-CYCLICALS - 6.0%
Acco Brands Corp. (b) ...................          3,331         94,001
Fortune Brands, Inc. ....................         14,175      1,152,852
Pepsico, Inc. ...........................         18,750      1,063,313
Procter & Gamble Co. ....................         17,000      1,010,820
                                                             ----------
                                                              3,320,986
                                                             ----------
ENERGY - 13.7%
Apache Corp. ............................         22,000      1,654,840
BP Amoco PLC ADR ........................         13,000        921,050
Burlington Resources, Inc. ..............         18,000      1,463,760
Exxon Mobil Corp. .......................         20,000      1,270,800
Schlumberger Ltd. .......................          7,500        632,850
Valero Energy Corp. .....................         15,000      1,695,900
                                                             ----------
                                                              7,639,200
                                                             ----------
FINANCIAL - 10.3%
American Express Co. ....................         12,100        695,024
Bank of America Corp. ...................         13,600        572,560
Citigroup, Inc. .........................         13,100        596,312
Fannie Mae ..............................          4,000        179,280
Hartford Financial Services Group .......         13,300      1,026,361
Investors Financial Services Corp. ......         18,000        592,200
J.P. Morgan Chase & Co. .................         13,100        444,483
MetLife, Inc. ...........................         17,000        847,110
Wells Fargo & Co. .......................         13,300        778,981
                                                             ----------
                                                              5,732,311
                                                             ----------
HEALTH CARE - 16.4%
Amgen, Inc. (b) .........................         14,000      1,115,380
Biogen Idec, Inc. (b) ...................          8,000        315,840
Boston Scientific Corp. (b) .............          6,600        154,242
Dentsply International ..................         12,500        675,250
Edwards Lifesciences Corp. (b) ..........         16,000        710,560
Eli Lilly & Co. .........................          3,250        173,940
Genentech, Inc. (b) .....................          7,500        631,575
Johnson & Johnson .......................         16,900      1,069,432

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                            SHARES       VALUE ($)
--------------------                          ----------     ----------
Laboratory Corp. of America
Holdings (b) ............................         15,400        750,134
Medtronic, Inc. .........................         10,000        536,200
Pfizer, Inc. ............................         21,100        526,867
St. Jude Medical, Inc. (b) ..............         18,400        861,120
Stryker Corp. ...........................         17,500        865,025
Zimmer Holdings, Inc. (b) ...............         11,300        778,457
                                                             ----------
                                                              9,164,022
                                                             ----------
INDUSTRIALS - 11.3%
3M Co ...................................          2,250        165,060
American Power Conversion Corp. .........         29,000        751,100
Emerson Electric Co. ....................         10,000        718,000
FedEx Corp. .............................          2,900        252,677
General Electric Co. ....................         56,500      1,902,355
Illinois Tool Works, Inc. ...............          9,000        740,970
United Parcel Service, Inc., Class B ....          4,300        297,259
United Technologies Corp. ...............         10,000        518,400
Zebra Technologies Corp., Class A (b) ...         24,000        938,160
                                                             ----------
                                                              6,283,981
                                                             ----------
TECHNOLOGY - 14.2%
Dell Computer Corp. (b) .................         30,700      1,049,940
Hewlett-Packard Co. .....................         38,000      1,109,600
Intel Corp. .............................         69,500      1,713,175
Microsoft Corp. .........................         56,000      1,440,880
Oracle Corp. (b) ........................         88,750      1,099,613
Qlogic Corp. (b) ........................         19,000        649,800
Texas Instruments, Inc. .................         25,000        847,500
                                                             ----------
                                                              7,910,508
                                                             ----------
TOTAL COMMON STOCKS
(COST $44,955,112) ......................                    52,682,297
                                                             ----------

INVESTMENT COMPANIES - 5.9%

Fifth Third Prime Money Market
   Fund - Institutional Class ...........      3,272,095      3,272,095
                                                             ----------
TOTAL INVESTMENT COMPANIES
  (COST $3,272,095) .....................                     3,272,095
                                                             ----------

TOTAL INVESTMENTS
      (COST $48,227,207) (a) - 100.6% ...                    55,954,392
                                                             ==========

Percentages indicated are based on net assets of $55,643,249. (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $295,978. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ................   $ 9,237,365
Unrealized depreciation ................    (1,806,158)
                                           -----------
Net unrealized appreciation ............   $ 7,431,207
                                           ===========

(b) Represents non-income producing security.
ADR - American Depositary Receipt


                                    Continued

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

[BAR CHART]

Basic Materials             3.6%
Communications              8.5%
Consumer Cyclicals         10.4%
Consumer Non-Cyclicals      5.9%
Energy                     13.7%
Financial                  10.2%
Health Care                16.5%
Industrials                11.2%
Technology                 14.2%
Investment Companies        5.8%



                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $48,227,207) ....                      $ 55,954,392
Interest and dividends receivable ...........                            36,882
Prepaid expenses ............................                             3,048
                                                                   ------------
  TOTAL ASSETS ..............................                        55,994,322

LIABILITIES:
Payable for investments purchased ...........     $    282,032
Accrued expenses and other payables:
  Investment advisory .......................           45,120
  Administration ............................              906
  Shareholder Servicing .....................            2,898
  Other .....................................           20,117
                                                  ------------
  TOTAL LIABILITIES .........................                           351,073
                                                                   ------------

NET ASSETS ..................................                      $ 55,643,249
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital .....................................                      $ 58,274,409
Accumulated net investment loss .............                           (51,424)
Accumulated net realized losses from
  investment transactions ...................                       (10,306,921)
Unrealized appreciation from investments ....                         7,727,185
                                                                   ------------

NET ASSETS ..................................                      $ 55,643,249
                                                                   ============
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) ....                         7,430,955
                                                                   ============
Net Asset Value, Offering and Redemption
  Price per share ...........................                      $       7.49
                                                                   ============


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividend ....................................                      $   314,076
                                                                   -----------
  TOTAL INVESTMENT INCOME: ..................                          314,076

EXPENSES:
  Investment advisory .......................     $   265,610
  Administration ............................          44,997
  Shareholder Servicing .....................           7,196
  Distribution ..............................          67,074
  Accounting ................................          15,794
  Chief Compliance Officer ..................           1,774
  Custodian .................................           3,416
  Transfer agent ............................           6,775
  Trustee ...................................           2,097
  Other .....................................          22,593
                                                  -----------
    Total expenses before fee reductions ....                          437,326
    Administration and Distribution fees
       voluntarily reduced ..................                          (71,826)
                                                                   -----------
    NET EXPENSES ...........................                           365,500
                                                                   -----------
NET INVESTMENT INCOME .......................                          (51,424)
                                                                   -----------

NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized losses from investment
  transactions ..............................                         (206,734)
Change in unrealized appreciation/
  depreciation from investments .............                        2,814,447
                                                                   -----------
Net realized/unrealized gains from
  investments ...............................                        2,607,713
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................                      $ 2,556,289
                                                                   ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED       FOR THE YEAR
                                                                           SEPTEMBER 30,          ENDED
                                                                                2005             MARCH 31,
                                                                            (UNAUDITED)            2005
                                                                           -------------      -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss ................................................     $     (51,424)     $      (4,457)
  Realized gains (losses) from investment transactions ...............          (206,734)         1,973,424
  Change in unrealized appreciation/depreciation from investments ....         2,814,447            147,934
                                                                           -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .......................         2,556,289          2,116,901
                                                                           -------------      -------------

DISTRIBUTIONS:
  From net investment income .........................................                --            (48,439)
                                                                           -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ..................                --            (48,439)
                                                                           -------------      -------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued ........................................         4,143,866         14,607,557
  Dividends reinvested ...............................................                --             43,813
  Cost of shares redeemed ............................................        (3,225,928)        (6,578,559)
                                                                           -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .................           917,938          8,072,811
                                                                           -------------      -------------

CHANGE IN NET ASSETS .................................................         3,474,227         10,141,273

NET ASSETS:
  Beginning of period ................................................        52,169,022         42,027,749
                                                                           -------------      -------------
  End of period ......................................................     $  55,643,249      $  52,169,022
                                                                           =============      =============

SHARE TRANSACTIONS:
  Issued .............................................................           563,607          2,084,797
  Reinvested .........................................................                --              6,128
  Redeemed ...........................................................          (441,417)          (943,733)
                                                                           -------------      -------------
CHANGE IN SHARES .....................................................           122,190          1,147,192
                                                                           =============      =============
Accumulated net investment loss ......................................     $     (51,424)                --
                                                                           =============      =============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                     FOR THE SIX
                                     MONTHS ENDED
                                    SEPTEMBER 30,                           FOR THE YEARS ENDED MARCH 31,
                                         2005          ---------------------------------------------------------------------
                                     (UNAUDITED)          2005            2004            2003         2002          2001
                                    -------------      ---------       ---------       ---------     ---------     ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD .............   $    7.14        $    6.82       $    5.45       $    7.21     $    7.69     $   11.32
                                      ---------        ---------       ---------       ---------     ---------     ---------
INVESTMENT ACTIVITIES:
  Net investment loss .............       (0.01)           (0.00)(a)       (0.01)          (0.01)        (0.01)        (0.02)
  Net realized and unrealized
     gains (losses) from
        investments ...............        0.36             0.33            1.38           (1.75)        (0.47)        (2.82)
                                      ---------        ---------       ---------       ---------     ---------     ---------
     Total from investment
        activities ................        0.35             0.33            1.37           (1.76)        (0.48)        (2.84)
                                      ---------        ---------       ---------       ---------     ---------     ---------
DISTRIBUTIONS:
  Net investment income ...........          --            (0.01)          (0.00)(a)          --            --            --
  Net realized gains ..............          --               --              --              --            --         (0.79)
                                      ---------        ---------       ---------       ---------     ---------     ---------
     Total Distributions ..........          --            (0.01)             --              --            --         (0.79)
                                      ---------        ---------       ---------       ---------     ---------     ---------
NET ASSET VALUE,
   END OF PERIOD ..................   $    7.49        $    7.14       $    6.82       $    5.45     $    7.21     $    7.69
                                      =========        =========       =========       =========     =========     =========

TOTAL RETURN ......................        4.90%(c)         4.80%          25.15%         (24.41%)       (6.24%)      (26.25%)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000) ..................   $  55,643        $  52,169       $  42,028       $  30,056     $  40,766     $  45,912
  Ratio of expenses to
    average net assets ............        1.36%(d)         1.37%           1.38%           1.37%         1.32%         1.22%
  Ratio of net investment loss
    to average net assets .........       (0.19%)(d)       (0.01%)         (0.17%)         (0.19%)       (0.17%)       (0.22%)
  Ratio of expenses to
    average net assets (b) ........        1.63%(d)         1.63%           1.63%           1.62%         1.57%         1.66%
  Portfolio turnover ..............          23%              43%             45%             80%           68%           29%

(a)   Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)   Not Annualized.

(d)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTH PERIOD BETWEEN APRIL 1, 2005 AND SEPTEMBER 30, 2005?

A. The Fund returned 2.94%. That compared to a 9.21% return for the Fund's benchmark, the Russell 2000(R) Index of small-company stocks.(1)

Q.    WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?

A. Small stocks as a whole performed well, driven by strong gains among energy and utilities shares. That environment helped the Fund generate positive returns.

      This Fund employs a growth-at-a-reasonable-price strategy: We seek out attractively valued shares of firms that we believe can produce above-average growth going forward. That strategy led us to hold a significantly underweight position in shares of real estate investment trusts (REITs) throughout the period. We believed their valuations had reached excessive levels following a multi-year surge. REITs continued to perform well during this six-month period, so the Fund's relatively small position hurt returns against the benchmark. Relative performance also suffered from problems at several Puerto Rican banks, which faced questions about the manner in which they accounted for certain mortgages. The Fund's overweight stake in business consulting stocks weighed on relative gains as well.(2)

      We maintained an overweight position in energy stocks throughout the period, so energy shares' strong gains boosted the Fund's returns against the index. We trimmed that position slightly late in the period, but continued to hold a weighting slightly larger than that of the benchmark. The Fund's relative returns also benefited from a run-up in homebuilding stocks. We held a stake approximately twice that of the index early in the period, and took profits in August following a powerful rally. The Fund ended the period underweight in homebuilding stocks, which we believed had become overvalued.(2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/05
                                      1 YEAR         5 YEAR        10 YEAR
-------------------------------------------------------------------------------
SPECIAL EQUITY FUND                    8.26%          3.83%          8.17%
RUSSELL 2000(R) INDEX                 17.95%          6.45%          9.37%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

COMMON STOCKS - 90.8%

SECURITY DESCRIPTION                               SHARES    VALUE ($)
--------------------                             ---------   ---------
BASIC MATERIALS - 4.7%
Century Aluminum Co. (b) ...................         4,400      98,912
Landec Corp. (b) ...........................        26,200     191,522
Louisiana-Pacific Corp. ....................         4,000     110,760
Lyondell Chemical Co. ......................         9,000     257,580
Plum Creek Timber Co., Inc. ................         4,600     174,386
Sigma-Aldrich Corp. ........................         5,700     365,142
Steel Dynamics, Inc. .......................        11,400     387,144
                                                             ---------
                                                             1,585,446
                                                             ---------
COMMUNICATIONS - 6.5%
Aeroflex, Inc. (b) .........................        38,500     360,360
Boston Communications Group, Inc. (b) ......        35,900      40,567
Comtech Telecommunications (b) .............         8,700     360,789
Cryptologic, Inc. ..........................        16,400     287,984
Polycom, Inc. (b) ..........................        28,000     452,760
Spectralink Corp. ..........................        29,000     369,750
Telecommunication Systems, Inc. (b) ........       119,700     312,956
                                                             ---------
                                                             2,185,166
                                                             ---------
CONSUMER CYCLICALS - 12.3%
Brown Shoe Company, Inc. ...................        12,800     422,400
Buffalo Wild Wings, Inc. (b) ...............         7,100     188,150
CBRL Group, Inc. ...........................         5,200     175,032
Century Casinos, Inc. (b) ..................        20,000     142,200
First Cash Financial Services, Inc. (b) ....        18,000     473,760
Lakes Entertainment, Inc. (b) ..............        11,800     118,590
LIFE TIME FITNESS, Inc. (b) ................        11,600     384,424
MSC Industrial Direct Co., Inc. ............         9,600     318,432
Oshkosh Truck Corp. ........................        16,600     716,456
RC2 Corp. (b) ..............................        11,200     378,112
Scan Source, Inc. (b) ......................         4,375     213,238
Technical Olympic USA, Inc. ................         4,750     124,260
Tiffany & Company ..........................         5,300     210,781
Toll Brothers, Inc. (b) ....................         6,300     281,421
                                                             ---------
                                                             4,147,256
                                                             ---------
CONSUMER NON-CYCLICALS - 8.9%
Career Education Corp. (b) .................        10,800     384,048
Corn Products International, Inc. ..........         8,700     175,479
CRA International, Inc. (b) ................         6,535     272,444
Healthcare Services Group ..................        16,900     325,325
Nash Finch Co. .............................         5,400     227,826
Navigant Consulting, Inc. (b) ..............        16,900     323,804
SFBC International, Inc. (b) ...............         8,300     368,437
Source Interlink Companies, Inc. (b) .......        41,500     458,990
Spectrum Brands, Inc. (b) ..................        11,300     266,115
Yankee Candle Co. ..........................         8,200     200,900
                                                             ---------
                                                             3,003,368
                                                             ---------
ENERGY - 9.7%
Cal Dive International, Inc. (b) ...........         6,500     412,165
Edge Petroleum Corp. (b) ...................        22,800     601,692
FMC Technologies, Inc. (b) .................        10,700     450,577
Global Industries, Ltd. (b) ................        28,000     412,720
Headwaters, Inc. (b) .......................        11,300     422,620
Petrohawk Energy Corp. (b) .................        17,700     255,057
Petroleum Development Corp. (b) ............        11,100     425,574
Rowan Cos., Inc. ...........................         8,200     291,018
                                                             ---------
                                                             3,271,423
                                                             ---------
FINANCIAL - 13.6%
American Campus Communities, Inc. ..........         8,900     213,778
Biomed Realty Trust, Inc. ..................         8,900     220,720
Boston Private Financial Holdings, Inc. ....        14,931     396,269
Encore Capital Group, Inc. (b) .............        14,200     253,328
Fidelity Bankshares, Inc. ..................         8,700     265,785
Franklin Bank Corp. (b) ....................        16,500     266,475
HCC Insurance Holdings, Inc. ...............        12,800     365,184

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                              SHARES      VALUE ($)
--------------------                            ----------   -----------
Health Care Property Investors, Inc. .......         3,900       105,261
LTC Properties, Inc. .......................         7,600       161,120
Max Re Capital Ltd. ........................        18,200       451,178
Portfolio Recovery Associates, Inc. (b) ....         6,750       291,465
PrivateBancorp, Inc. .......................         5,500       188,540
R&G Financial Corp. ........................        12,500       171,875
Sterling Bancorp ...........................        15,800       355,658
W.R. Berkley Corp. .........................        15,450       609,966
Webster Financial Corp. ....................         5,700       256,272
                                                              ----------
                                                               4,572,874
                                                              ----------
HEALTH CARE - 9.4%
Adeza Biomedical Corp. (b) .................         6,300       109,683
America Service Group, Inc. (b) ............        24,200       401,478
Amsurg Corp. (b) ...........................        17,300       473,328
First Horizon Pharmaceutical Corp. (b) .....        14,000       278,180
Natus Medical, Inc. (b) ....................        17,900       217,843
Odyssey Healthcare, Inc. (b) ...............        26,900       456,493
Par Pharmaceutical Cos., Inc. (b) ..........        11,200       298,144
Pediatrix Medical Group, Inc. (b) ..........         9,400       722,108
Pro-Dex, Inc. (b) ..........................        28,500        96,900
Symmetry Medical, Inc. (b) .................         4,700       111,390
                                                              ----------
                                                               3,165,547
                                                              ----------
INDUSTRIALS - 14.8%
Armor Holdings, Inc. (b) ...................         7,000       301,070
Celadon Group (b) ..........................        18,000       401,400
DRS Technologies, Inc. .....................         2,000        98,720
Excel Technology, Inc. (b) .................        10,900       280,021
Idex Corp. .................................        12,700       540,384
Kaydon Corp ................................        16,500       468,765
Mettler Toledo International, Inc. (b)  ....         6,200       316,076
Pentair, Inc. ..............................         2,600        94,900
Photon Dynamics, Inc. (b) ..................         9,800       187,670
Roper Industries, Inc. .....................        12,800       502,912
Stericycle, Inc. (b) .......................         8,200       468,630
Waste Connections, Inc. (b) ................        13,350       468,318
Waters Corp. (b) ...........................         6,200       257,920
Watts Water Technologies, Inc. .............         6,500       187,525
Zebra Technologies Corp., Class A (b) ......         9,800       383,082
                                                              ----------
                                                               4,957,393
                                                              ----------
TECHNOLOGY - 9.4%
Anteon International Corp. (b) .............         8,200       350,632
ChipMOS Technologies Ltd. (b) ..............        84,000       579,600
Dendrite International, Inc. (b) ...........        21,900       439,971
International Rectifier Corp. (b) ..........         2,100        94,668
Mad Catz Interactive, Inc. (b) .............       341,800       232,424
Micromuse, Inc. (b) ........................        22,300       175,724
Omnivision Technologies (b) ................        50,000       631,000
Skyworks Solutions, Inc. (b) ...............        44,400       311,688
Stratasys, Inc. (b) ........................        11,400       338,580
                                                              ----------
                                                               3,154,287
                                                              ----------
UTILITIES - 1.5%
Southwest Water Co. ........................        34,800       504,600
                                                              ----------
TOTAL COMMON STOCKS
  (COST $27,221,420) .......................                  30,547,360
                                                              ----------

INVESTMENT COMPANIES - 9.4%

Fifth Third Prime Money Market
  Fund - Institutional Class ...............     3,144,008     3,144,008
TOTAL INVESTMENT COMPANIES
  (COST $3,144,008) ........................                   3,144,008
                                                              ----------
TOTAL INVESTMENTS
      (COST $30,365,428) (a) - 100.2% ......                  33,691,368
                                                              ==========

                                    Continued

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

Percentages indicated are based on net assets of $33,609,240.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,573,852. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation ..........     $ 2,994,921
      Unrealized depreciation ..........      (1,242,833)
                                             -----------
      Net unrealized appreciation ......     $ 1,752,088
                                             ===========

(b) Represents non-income producing security.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

(BAR CHART)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Basic Materials             4.7%
Communications              6.5%
Consumer Cyclicals         12.3%
Consumer Non-Cyclicals      8.9%
Energy                      9.7%
Financial                  13.6%
Health Care                 9.4%
Industrials                14.7%
Technology                  9.4%
Utilities                   1.5%
Investment Companies        9.3%


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $30,365,428) ...                       $ 33,691,368
Interest and dividends receivable ..........                             18,414
Receivable for investments sold ............                            211,252
Prepaid expenses ...........................                              8,766
                                                                   ------------
  TOTAL ASSETS .............................                         33,929,800

LIABILITIES:
Payable for investments purchased ..........     $    275,481
Accrued expenses and other payables:
  Investment advisory ......................           22,073
  Administration ...........................              548
  Shareholder Servicing ....................            6,409
  Other ....................................           16,049
                                                 ------------
  TOTAL LIABILITIES ........................                            320,560
                                                                   ------------

NET ASSETS .................................                       $ 33,609,240
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital ....................................                       $ 35,441,649
Accumulated net investment loss ............                            (88,372)
Accumulated net realized losses from
  investment transactions ..................                         (5,069,977)
Unrealized appreciation from investments ...                          3,325,940
                                                                   ------------
NET ASSETS .................................                       $ 33,609,240
                                                                   ============
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) ...                          4,007,329
                                                                   ============
Net Asset Value, Offering and Redemption
  Price per share ..........................                       $       8.39
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividend ....................................                      $   134,085
                                                                   -----------
  TOTAL INVESTMENT INCOME: ..................                          134,085

EXPENSES:
  Investment advisory .......................     $   140,965
  Administration ............................          29,703
  Shareholder Servicing .....................           9,278
  Distribution ..............................          44,052
  Accounting ................................          11,505
  Chief Compliance Officer ..................           1,171
  Custodian .................................             831
  Transfer agent ............................          13,217
  Trustee ...................................           1,386
  Other .....................................          17,672
                                                  -----------
    Total expenses before fee reductions ....                          269,780
    Administration and Distribution fees
      voluntarily reduced ...................                          (47,323)
                                                                   -----------
  NET EXPENSES ..............................                          222,457
                                                                   -----------
NET INVESTMENT INCOME .......................                          (88,372)
                                                                   -----------
NET REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS:
Realized gains from investment
  transactions ..............................                          789,624
Change in unrealized appreciation/
  depreciation from investments .............                          319,447
                                                                   -----------
Net realized/unrealized gains from
  investments ...............................                        1,109,071
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................                      $ 1,020,699
                                                                   ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX
                                                                MONTHS ENDED      FOR THE YEAR
                                                                SEPTEMBER 30,       ENDED
                                                                     2005          MARCH 31,
                                                                 (UNAUDITED)          2005
                                                                -------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss .....................................     $    (88,372)     $   (415,292)
  Realized gains (losses) from investment transactions ....          789,624        (5,554,765)
  Change in unrealized appreciation/depreciation from
    investments and options ...............................          319,447         1,244,220
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ............        1,020,699        (4,725,837)
                                                                ------------      ------------
DISTRIBUTIONS:
  From return of capital ..................................               --           (62,828)
  From net realized gains .................................               --       (10,284,684)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .......               --       (10,347,512)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued .............................        2,061,894        23,570,181
  Dividends reinvested ....................................               --         9,651,597
  Cost of shares redeemed .................................       (7,424,450)      (47,268,494)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......       (5,362,556)      (14,046,716)
                                                                ------------      ------------

CHANGE IN NET ASSETS ......................................       (4,341,857)      (29,120,065)

NET ASSETS:
  Beginning of period .....................................       37,951,097        67,071,162
                                                                ------------      ------------
  End of period ...........................................     $ 33,609,240      $ 37,951,097
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued ..................................................          253,941         2,331,421
  Reinvested ..............................................               --         1,147,316
  Redeemed ................................................         (905,713)       (4,632,471)
                                                                ------------      ------------
CHANGE IN SHARES ..........................................         (651,772)       (1,153,734)
                                                                ============      ============

Accumulated net investment loss ...........................     $    (88,372)               --
                                                                ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         FOR THE SIX
                                         MONTHS ENDED
                                         SEPTEMBER 30,                 FOR THE YEARS ENDED MARCH 31,
                                              2005       -----------------------------------------------------------------
                                          (UNAUDITED)       2005          2004          2003          2002         2001
                                           ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $    8.15     $   11.54     $    7.68     $   11.25     $    9.25     $   13.78
                                           ---------     ---------     ---------     ---------     ---------     ---------

INVESTMENT ACTIVITIES:
  Net investment loss ..................       (0.02)        (0.11)        (0.07)        (0.05)        (0.05)        (0.03)
  Net realized and unrealized gains
    (losses) from investments and
    options ............................        0.26         (0.60)         3.93         (2.87)         2.63         (1.61)
                                           ---------     ---------     ---------     ---------     ---------     ---------
    Total from investment activities ...        0.24         (0.71)         3.86         (2.92)         2.58         (1.64)
                                           ---------     ---------     ---------     ---------     ---------     ---------

DISTRIBUTIONS:
  Return of capital ....................          --         (0.01)           --            --            --            --
  Net realized gains ...................          --         (2.67)           --         (0.65)        (0.58)        (2.89)
                                           ---------     ---------     ---------     ---------     ---------     ---------
     Total Distributions ...............          --         (2.68)           --         (0.65)        (0.58)        (2.89)
                                           ---------     ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD .........   $    8.39     $    8.15     $   11.54     $    7.68     $   11.25     $    9.25
                                           =========     =========     =========     =========     =========     =========

TOTAL RETURN ...........................        2.94%(b)     (6.85%)       50.26%       (26.47%)       28.37%       (12.35%)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ....   $  33,609     $  37,951     $  67,071     $  38,641     $  44,888     $  23,806
  Ratio of expenses to average
    net assets .........................        1.26%(c)      1.28%         1.23%         1.26%         1.24%         1.29%
  Ratio of net investment loss to
    average net assets .................       (0.50%)(c)    (0.85%)       (0.79%)       (0.67%)       (0.57%)       (0.34%)
  Ratio of expenses to average net
    assets (a) .........................        1.53%(c)      1.53%         1.48%         1.51%         1.49%         1.54%
  Portfolio turnover ...................          33%          215%          190%          140%          130%          167%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)   Not Annualized.

(c)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTH PERIOD BETWEEN APRIL 1, 2005 AND SEPTEMBER 30, 2005?

A. The Fund returned 1.65%. That compared to a 1.95% return for the Fund's benchmark, the Lehman Intermediate Government/Credit Index.(1)

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The environment for bond investing changed dramatically from the first to the second half of this period. Bond yields fell sharply during the first three months, with the largest declines among longer-term securities. Declining yields led to gains in bond prices, which helped the Fund generate a modest gain between April and June. Yields rose during the second half of the period, leading to a small loss for the Fund during those months.

      The Fund trailed its benchmark during the first half of the six-month period. We positioned the portfolio with an average duration shorter than the benchmark in anticipation of rising yields, a defensive strategy that hurt relative returns as yields fell. We also held relatively large stakes in mortgage-backed and floating-rate securities, which typically perform best during periods of gradually rising bond yields. Those holdings also dragged on returns versus the benchmark during the three months through June. Longer-term bonds' superior performance during those months hurt relative gains as well, because we held only small allocations to bonds on the long end of the yield curve.(2)

      The change in the bond-market environment that occurred mid-way through the six-month period helped the Fund outperform the benchmark by a wide margin between July and September. Our short duration and overweight positions in mortgage-backed and floating-rate securities were especially helpful to the fund's relative performance as yields rose. We lengthened the Fund's duration late in the period to a position only slightly shorter than the benchmark, after yield increases among longer-term bonds had made them more attractive.(2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/05
                                        1 YEAR          5 YEAR      10 YEAR
--------------------------------------------------------------------------------
INCOME FUND                               1.09%           5.03%        5.00%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT BOND INDEX              1.50%           6.16%        6.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

ASSET BACKED SECURITIES - 12.6%

                                                      PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT ($)      VALUE ($)
--------------------                                  ----------      ---------
Chase Commercial Mortgage
  Securities Corp., 7.09%, 10/15/32 .............      1,254,226      1,305,841
Chase Issuance Trust, 4.23%, 1/15/13 ............        700,000        694,862
Citibank Credit Card Issuance Trust,
  4.95%, 2/9/09 .................................        400,000        402,168
Citibank Credit Card Issuance Trust,
  3.50%, 8/16/10 ................................      1,500,000      1,456,963
Countrywide Home Loans,
  4.50%, 8/25/19 ................................      1,780,119      1,758,143
General Motors Acceptance Corp.,
  8.02%, 11/25/29 (c) ...........................        173,673        173,217
Indymac Index Mortgage Loan Trust,
  5.37%, 3/25/35, Series 2005-AR1,
  Class 3A1 .....................................        523,817        525,756
MBNA Credit Card Master Note Trust,
  4.10%, 10/15/12 ...............................      1,300,000      1,273,797
MBNA Master Credit Card Trust 99 BA,
  5.90%, 8/15/11 ................................        790,000        823,921
New Century Home Equity Loan Trust,
  7.39%, 5/25/29 ................................        488,528        487,329
Structured Asset Securities Corp., 5.00%,
  2/25/34, Series 2004-4XS, Class  A3A ..........        600,000        593,325
                                                                     ----------
TOTAL ASSET BACKED SECURITIES
  (COST $9,718,903) .............................                     9,495,322
                                                                     ----------

CORPORATE BONDS - 27.1%

BANK HOLDING COMPANIES - 2.9%
HSBC Capital Funding LLC, 4.61%,
  6/27/13 (b)(c) ................................        500,000        478,318
Marshall & Ilsley Corp., 4.375%, 8/1/09 .........        700,000        692,063
South Trust Corp., 5.80%, 6/15/14 ...............      1,000,000      1,046,057
                                                                     ----------
                                                                      2,216,438
                                                                     ----------
COMMUNICATIONS - 2.3%
Bell Atlantic Virginia, 7.625%, 12/1/12 .........        540,000        611,228
Bell Telephone Co. Pennsylvania,
  7.375%, 7/15/07 ...............................        500,000        521,334
Comcast Cable Communications,
  6.875%, 6/15/09 ...............................        500,000        533,059
Motorola, Inc., 7.625%, 11/15/10 ................         56,000         63,378
                                                                     ----------
                                                                      1,728,999
                                                                     ----------
COMPUTER AND DATA PROCESSING SERVICES - 1.5%
Dell Computer Corp., 6.55%, 4/15/08 .............        750,000        781,694
Hewlett-Packard Co., 6.50%, 7/1/12 ..............        300,000        325,090
                                                                     ----------
                                                                      1,106,784
                                                                     ----------
CONSUMER GOODS & SERVICES - 1.7%
Black & Decker, 7.125%, 6/1/11 ..................        705,000        776,975
Walt Disney Co., 5.375%, 6/1/07 .................        525,000        530,852
                                                                     ----------
                                                                      1,307,827
                                                                     ----------
FINANCIAL - 7.4%
BankAmerica Corp., 7.125%, 3/1/09 ...............        500,000        536,796
Bear Stearns Co., 4.50%, 10/28/10 ...............        500,000        492,333
Cit Group, Inc., 5.10%, 12/15/07 ................        250,000        249,375
Commercial Credit Co., 10.00%, 12/1/08 ..........      1,300,000      1,494,483
Goldman Sachs Group, Inc.,
  5.125%, 1/15/15 ...............................        500,000        498,453
Household Finance Co., 6.375%, 10/15/11 .........        325,000        347,635
International Lease Finance Corp.,
  4.35%, 9/15/07 ................................        300,000        299,021
Morgan Stanley, 4.75%, 4/1/14 ...................        500,000        482,383
Torchmark Corp., 6.25%, 12/15/06 ................        500,000        507,817
Wachovia Bank, 4.875%, 2/1/15 ...................        600,000        591,640
                                                                     ----------
                                                                      5,499,936
                                                                     ----------

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

CORPORATE BONDS, CONTINUED

                                                      PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT ($)      VALUE ($)
--------------------                                  ----------      ---------
FOOD & RELATED - 1.5%
Cargill, Inc., 6.15%, 2/25/08 (b) ...............        600,000        619,928
Diageo Cap PLC, 4.375%, 5/3/10 ..................        500,000        491,875
                                                                     ----------
                                                                      1,111,803
                                                                     ----------
HEALTH CARE - 2.1%
Amgen, Inc., 4.00%, 11/18/09  ...................        600,000        586,604
United Health Group, 3.75%, 2/10/09 .............      1,000,000        970,593
                                                                     ----------
                                                                      1,557,197
                                                                     ----------
MANUFACTURING - 2.5%
General Electric Co., 5.00%, 2/1/13 .............      1,300,000      1,310,807
Parker-Hannifin, 4.875%, 2/15/13 ................        600,000        603,194
                                                                     ----------
                                                                      1,914,001
                                                                     ----------
PUBLISHING - 0.5%
Tribune Co., 4.875%, 8/15/10 ....................        400,000        398,353
                                                                     ----------
REAL ESTATE - 0.5%
HD Real Estate Funding Corp. II,
  5.95%, 10/15/08 (b) ...........................        400,000        410,698
                                                                     ----------
RETAIL - 2.0%
Costco Wholesale Corp., 5.50%, 3/15/07 ..........      1,000,000      1,012,100
  CVS Corp., 4.00%, 9/15/09 .....................        500,000        486,104
                                                                     ----------
                                                                      1,498,204
                                                                     ----------
SPECIAL PURPOSE ENTITY - 1.5%
Targeted Return Index,
  5.94%, 1/25/07 (b) (c) ........................        748,307        754,398
Targeted Return Index,
  6.96%, 1/15/12 (b) (c) ........................        342,000        371,922
                                                                     ----------
                                                                      1,126,320
                                                                     ----------
UTILITIES - 0.7%
Indianapolis P&L, 7.375%, 8/1/07 ................        500,000        521,025
                                                                     ----------
TOTAL CORPORATE BONDS
  (COST $20,667,008) ............................                    20,397,585
                                                                     ----------

U.S. GOVERNMENT AGENCY SECURITIES - 46.9%

FANNIE MAE - 18.9%
4.00%, 3/10/08 ..................................      1,300,000      1,285,946
4.00%, 1/26/09 ..................................        900,000        884,867
4.00%, 11/30/09 .................................      1,500,000      1,466,419
4.50%, 6/1/10 ...................................        500,000        494,797
4.75%, 2/21/13 ..................................        500,000        496,547
5.05%, 4/28/15 ..................................        500,000        498,146
5.50%, 11/1/16, Pool # 615245 ...................        284,983        289,349
5.00%, 4/26/17 ..................................        700,000        685,688
4.00%, 10/1/18, Pool # 555811 ...................        398,565        384,095
5.00%, 3/1/20, Pool # 819410 ....................        736,014        734,325
4.50%, 7/1/23, Pool # C90689 ....................        307,308        296,052
5.00%, 7/25/23, Series 2005-4,
  Class VG, CMO .................................      1,301,800      1,260,843
5.00%, 8/1/23, Pool # 254831 ....................        801,429        791,587
6.00%, 8/1/24, Pool # 255362 ....................        688,221        704,178
5.00%, 11/1/24, Pool # C90863 ...................      2,017,240      1,991,334
5.00%, 8/1/25, Pool # 255892 ....................        996,819        983,795
5.00%, 2/15/26, Series 2624, Class ID, CMO ......      1,150,733        185,683
4.225%, 10/1/32, Pool # 659567 ..................        245,741        252,365
4.80%, 11/1/34, Pool # 782320 ...................        536,978        535,037
                                                                     ----------
                                                                     14,221,053
                                                                     ----------
FEDERAL HOME LOAN BANK - 5.4%
2.42%, 12/29/06 .................................      1,000,000        976,512
3.04%, 3/24/08 (c) ..............................      1,000,000        988,977
4.40%, 7/28/08 ..................................        600,000        595,281
4.25%, 8/25/08 ..................................        500,000        498,771
4.875%, 11/15/11 ................................      1,000,000      1,010,948
                                                                     ----------
                                                                      4,070,489
                                                                     ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED

                                                    PRINCIPAL
SECURITY DESCRIPTION                                AMOUNT ($)      VALUE ($)
--------------------                                ----------     ----------
FREDDIE MAC - 18.2%
3.50%, 2/13/08 ................................        725,000        707,565
4.50%, 7/1/08, Pool # M90827 ..................        725,891        725,732
3.94%, 11/20/08 ...............................      1,000,000        978,359
4.375%, 7/30/09 ...............................        900,000        884,831
4.75%, 10/11/12 ...............................      2,000,000      1,998,160
4.50%, 12/15/13, Series 2723,
  Class AT, CMO ...............................        369,479        367,589
5.00%, 11/13/14 ...............................      1,500,000      1,497,519
5.50%, 5/15/15, Series 2808,
  Class VA, CMO ...............................        913,277        930,047
4.00%, 12/15/16, Series 2672,
  Class NF, CMO ...............................        766,160        741,660
4.00%, 12/15/17, Series 2595,
  Class BL, CMO ...............................        809,274        788,801
4.50%, 11/1/24, Pool # C90874 .................        480,321        462,310
4.50%, 6/15/27, Series 2598,
  Class QC, CMO ...............................      1,500,000      1,486,755
5.50%, 1/15/28, Series 2875,
  Class IP, CMO ...............................        593,330        118,906
4.00%, 3/15/28, Series 2583,
  Class MG, CMO ...............................        931,140        922,157
5.115%, 5/1/31, Pool # 847292 (c) .............        584,171        598,322
3.59%, 8/1/33, Pool # 847281 (c) ..............        518,577        524,095
                                                                   ----------
                                                                   13,732,808
                                                                   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. - 2.6%
5.00%, 5/20/31, Series 2004-19,
  Class PD, CMO ...............................      1,500,000      1,489,322
5.00%, 7/20/34, Series 2004-105,
  Class MC, CMO ...............................        500,000        482,621
                                                                   ----------
                                                                    1,971,943
                                                                   ----------
TENNESSEE VALLEY AUTHORITY - 1.8%
  6.25%, 12/15/17 .............................      1,200,000      1,361,726
                                                                   ----------
TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES (COST $35,893,166) ...............                    35,358,019
                                                                   ----------

U.S. TREASURY NOTES - 4.9%

5.625%, 5/15/08 ...............................        400,000        414,109
1.625%, 1/15/15 ...............................      1,100,000      1,112,296
4.25%, 8/15/15 ................................      2,200,000      2,186,250
                                                                   ----------
TOTAL U.S. TREASURY NOTES
  (COST $3,758,563) ...........................                     3,712,655
                                                                   ----------

MUNICIPAL BONDS - 0.7%

Wisconsin State General Revenue,
  Subseries B-5, 3.55%, 5/1/32 (c) ............        500,000        500,000
                                                                   ----------
TOTAL MUNICIPAL BONDS
  (COST $500,000) .............................                       500,000
                                                                   ----------


PREFERRED STOCKS - 2.8%

SECURITY DESCRIPTION                                  SHARES        VALUE ($)
--------------------                                ----------     ----------
FINANCIAL - 2.6%
Cabco GS Cap Preferred, 4.12%, 2/15/34 ........         49,400      1,173,744
HSBC USA, Inc. Preferred, 4.25%, 4/7/10 .......         10,000        253,800
Lehman Brothers Preferred, 3.97%, 2/15/09 .....         10,000        252,900
UBS Preferred Funding Trust IV,
  3.92%, 6/15/08 ..............................          9,600        240,000
                                                                   ----------
                                                                    1,920,444
                                                                   ----------

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

PREFERRED STOCKS, CONTINUED

SECURITY DESCRIPTION                            SHARES        VALUE ($)
--------------------                          ----------     ----------
HEALTH CARE - 0.2%
Aetna, Inc., 8.50%, 8/31/41  ............          7,200        185,832
                                                             ----------
TOTAL PREFERRED STOCKS
  (COST $2,138,322) .....................                     2,106,276
                                                             ----------

INVESTMENT COMPANIES - 4.2%

Fifth Third Prime Money Market
  Fund - Institutional Class ............      2,593,108      2,593,108
iShares GS$ InvesTop Corporate
  Bond Fund .............................          4,900        536,501
                                                             ----------
TOTAL INVESTMENT COMPANIES
  (COST $3,136,854) .....................                     3,129,609
                                                             ----------
TOTAL INVESTMENTS
  (COST $75,812,816) (a) - 99.2% ........                    74,699,466
                                                             ==========

Percentages indicated are based on net assets of $75,319,182.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $595,261. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation ...........     $   107,975
      Unrealized depreciation ...........      (1,816,586)
                                              -----------
      Net unrealized depreciation .......     $(1,708,611)
                                              ===========

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933.

(c) Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on September 30, 2005.

CMO -- Collateralized Mortgage Obligation

(BAR CHART)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Asset Backed Securities    12.7%
Corporate bonds            27.3%
U.S. Government Agency     47.3%
U.S. Treasury Notes         5.0%
Municipal Bonds             0.7%
Preferred Stocks            2.8%
Investment Companies        4.2%

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $75,812,816) .....                      $ 74,699,466
Interest and dividends receivable ............                           683,852
Prepaid expenses .............................                             4,055
                                                                    ------------
  TOTAL ASSETS ...............................                        75,387,373

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory ........................     $     34,148
  Administration .............................            1,238
  Shareholder Servicing ......................            2,696
  Other ......................................           30,109
                                                   ------------
  TOTAL LIABILITIES ..........................                            68,191
                                                                    ------------
NET ASSETS ...................................                      $ 75,319,182
                                                                    ============

COMPOSITION OF NET ASSETS:
Capital ......................................                      $ 78,908,986
Distributions in excess of net
  investment income ..........................                          (207,761)
Accumulated net realized losses from
  investment transactions ....................                        (2,268,693)
Unrealized depreciation from investments .....                        (1,113,350)
                                                                    ------------
NET ASSETS ...................................                      $ 75,319,182
                                                                    ============

Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) .....                         7,654,633
                                                                    ============
Net Asset Value, Offering and Redemption
  Price per share ............................                      $       9.84
                                                                    ============

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest .....................................                      $  1,493,164
Dividend .....................................                            91,440
                                                                    ------------
  TOTAL INVESTMENT INCOME: ...................                         1,584,604

EXPENSES:
  Investment advisory ........................     $    207,217
  Administration .............................           63,416
  Shareholder Servicing ......................            8,772
  Distribution ...............................           94,190
  Accounting .................................           26,366
  Chief Compliance Officer ...................            2,478
  Custodian ..................................            6,504
  Transfer agent .............................           13,133
  Trustee ....................................            2,613
  Other ......................................           25,232
                                                   ------------
   Total expenses before fee reductions ......                           449,921
   Administration and Distribution fees
       voluntarily reduced ...................                          (101,091)
                                                                    ------------
     NET EXPENSES ............................                           348,830
                                                                    ------------
NET INVESTMENT INCOME ........................                         1,235,774
                                                                    ------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized losses from investment
  transactions ...............................                          (358,884)
Change in unrealized appreciation/
  depreciation from investments ..............                           350,728
                                                                    ------------
Net realized/unrealized losses from
  investments ................................                            (8,156)
                                                                    ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................                      $  1,227,618
                                                                    ============


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED      FOR THE YEAR
                                                                           SEPTEMBER 30,         ENDED
                                                                               2005            MARCH 31,
                                                                            (UNAUDITED)          2005
                                                                           ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ..............................................     $  1,235,774      $  2,103,154
  Realized gains (losses) from investment transactions ...............         (358,884)          214,269
  Change in unrealized appreciation/depreciation from investments ....          350,728        (2,894,004)
                                                                           ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .......................        1,227,618          (576,581)
                                                                           ------------      ------------
DISTRIBUTIONS:
  From net investment income .........................................       (1,535,486)       (2,801,199)
                                                                           ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ..................       (1,535,486)       (2,801,199)
                                                                           ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ........................................        6,021,521        17,643,236
  Dividends reinvested ...............................................        1,304,492         2,430,616
  Cost of shares redeemed ............................................       (7,144,438)      (14,928,957)
                                                                           ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .................          181,575         5,144,895
                                                                           ------------      ------------
CHANGE IN NET ASSETS .................................................         (126,293)        1,767,115
NET ASSETS:
  Beginning of period ................................................       75,445,475        73,678,360
                                                                           ------------      ------------
  End of period ......................................................     $ 75,319,182      $ 75,445,475
                                                                           ============      ============
SHARE TRANSACTIONS:
  Issued .............................................................          606,761         1,753,147
  Reinvested .........................................................          131,523           242,121
  Redeemed ...........................................................         (719,693)       (1,482,978)
                                                                           ------------      ------------
CHANGE IN SHARES .....................................................           18,591           512,290
                                                                           ============      ============
Undistributed (distributions in excess of) net investment income .....     $   (207,761)     $     91,951
                                                                           ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            FOR THE SIX
                                            MONTHS ENDED
                                            SEPTEMBER 30,                        FOR THE YEARS ENDED MARCH 31,
                                                2005        ----------------------------------------------------------------------
                                             (UNAUDITED)       2005            2004          2003           2002           2001
                                             ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $     9.88     $    10.34     $    10.42     $     9.88     $     9.97     $     9.52
                                             ----------     ----------     ----------     ----------     ----------     ----------
INVESTMENT ACTIVITIES:
  Net investment income ..................         0.16           0.29           0.31           0.41           0.44           0.56
  Net realized and unrealized gains
    (losses) from investments ............        (0.00)*        (0.37)          0.02           0.61          (0.02)          0.44
                                             ----------     ----------     ----------     ----------     ----------     ----------
    Total from investment activities .....         0.16          (0.08)          0.33           1.02           0.42           1.00
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:
  Net investment income ..................        (0.20)         (0.38)         (0.41)         (0.48)         (0.51)         (0.55)
                                             ----------     ----------     ----------     ----------     ----------     ----------
    Total Distributions ..................        (0.20)         (0.38)         (0.41)         (0.48)         (0.51)         (0.55)
                                             ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ...........   $     9.84     $     9.88     $    10.34     $    10.42     $     9.88     $     9.97
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .............................         1.65%(b)      (0.76%)         3.26%         10.52%          4.29%         10.90%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ......   $   75,319     $   75,445     $   73,678     $   68,754     $   57,899     $   53,255
  Ratio of expenses to average
    net assets ...........................         0.93%(c)       0.93%          0.91%          0.92%          0.92%          0.94%
  Ratio of net investment income
    to average net assets ................         3.28%(c)       2.84%          3.06%          3.94%          4.35%          5.75%
  Ratio of expenses to average
    net assets (a) .......................         1.19%(c)       1.19%          1.16%          1.17%          1.17%          1.19%
  Portfolio turnover .....................           36%            79%            58%            96%           113%           153%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)   Not Annualized.

(c)   Annualized.

* Amount is less than $0.005 per share.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

LONG/SHORT FUND
MICHAEL SHINNICK

INVESTMENT CONCERNS

Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTH PERIOD BETWEEN APRIL 1 AND SEPTEMBER 30, 2005?

A. The Monogram Long/Short Fund gained 4.18%. This Fund's objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three-Month Treasury Bill Index, which during this period was 1.49%.(1)

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Fund held roughly 60% of its assets in long stock positions, with approximately 10% in short sales and the remaining 30% in cash equivalents. Stocks generally outperformed the 90-day Treasury Bill, so the Fund's emphasis on long positions boosted returns against the benchmark.(2)

      Among stocks, we seek attractively valued shares of firms with strong pricing power and cash flow. That strategy led us to hold significantly overweight positions relative to the S&P 500 in the energy, basic materials and telecommunications sectors. Those sectors performed very well during the six-month period, helping the Fund outperform the market and its benchmark. Our underweight positions in financial services and consumer discretionary stocks also boosted returns against the market, as shares in those sectors suffered from rising interest rates and weaker consumer finances.(2)

      We short-sell overvalued stocks of firms that seem likely to experience waning pricing power and weak cash flow. That approach led us to hold short positions in certain retail and technology stocks. The market severely punished several of those stocks during this period, allowing us to take profits and helping the Fund's returns against the benchmark.

      Long positions in health care and media stocks weighed on the Fund's returns. A number of stocks in those sectors appeared undervalued given their healthy cash flow and pricing power. Regulatory and litigation-related issues caused the stocks to decline, however, dampening the Fund's relative gains.(2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/05
                                                         SINCE INCEPTION
                                             1 YEAR                 (8/1/03)
--------------------------------------------------------------------------------
LONG/SHORT FUND                                7.27%                   6.70%

CITIGROUP U.S. DOMESTIC THREE-                 2.52%                   1.71%
MONTH TREASURY BILL INDEX

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

(1) The Citigroup U.S. Domestic Three-Month Treasury Bill Index tracks the performance of three month Treasury Bills. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

Since the risk in this Fund relates specifically to the manager's stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

COMMON STOCKS - 67.3%

SECURITY DESCRIPTION                            SHARES        VALUE ($)
--------------------                          ----------     ----------
BASIC MATERIALS - 7.6%
Alcoa, Inc. .............................         16,000        390,720
BHP Billiton Ltd. ADR ...................            500         17,090
Gerdau S.A. ADR .........................         13,800        206,034
POSCO ADR ...............................          6,000        339,360
Sappi Ltd. ADR ..........................         31,000        365,490
Smurfit-Stone Container Corp. (b) .......         10,000        103,600
Steel Dynamics, Inc. ....................          6,000        203,760
Stora Enso Oyj ADR ......................          8,800        121,704
Weyerhaeuser Co. ........................          4,000        275,000
                                                             ----------
                                                              2,022,758
                                                             ----------
COMMUNICATIONS - 16.5%
America Movil S.A. de CV ADR ............         15,000        394,800
Contax Participacoes S.A. ADR (b) .......         15,000          9,318
Earthlink, Inc (b) ......................         22,000        235,400
Nokia Corp. ADR .........................         40,000        676,400
PT Telekomunikasi Indonesia ADR .........         12,400        258,044
SBC Communications, Inc. ................         30,000        719,100
Tele Norte Leste Participacoes
  S.A. ADR ..............................         15,000        247,950
Telefonos de Mexico ADR .................         26,000        553,020
Time Warner, Inc. .......................         12,000        217,320
Tribune Co. .............................         10,000        338,900
Verizon Communications ..................         12,000        392,280
Vodafone Group PLC ADR ..................         13,000        337,610

                                                             ----------
                                                              4,380,142
                                                             ----------
CONSUMER CYCLICALS - 3.1%
Russell Corp. ...........................         12,000        168,480
The Gap, Inc. ...........................         10,000        174,300
Toyota Motor Co. ........................          3,000        277,110
Wal-Mart Stores, Inc. ...................          5,000        219,100

                                                             ----------
                                                                838,990
                                                             ----------
CONSUMER NON-CYCLICALS - 8.4%
Anheuser-Busch Cos., Inc. ...............          4,000        172,160
Coca-Cola Co. ...........................         11,000        475,090
ConAgra, Inc. ...........................         13,000        321,750
Fomento Economico Mexicano S.A ..........          4,000        279,680
Fresh Del Monte Produce, Inc. ...........          8,700        236,814
Molson Coors Brewing Co., Class B .......          8,000        512,080
Rent-A-Center, Inc. (b) .................         10,000        193,100
UST, Inc. ...............................          1,000         41,860
                                                             ----------
                                                              2,232,534
                                                             ----------
ENERGY - 5.7%
Burlington Resources, Inc. ..............          4,000        325,280
Enerplus Resources Fund .................          6,000        283,200
Plains All American Pipeline LP .........          5,500        234,465
Plains Exploration & Product Co. (b) ....          7,000        299,740
XTO Energy, Inc .........................          8,333        377,652
                                                             ----------
                                                              1,520,337
                                                             ----------
FINANCIAL - 8.6%
ABN Amro Holding NV ADR .................         12,586        302,064
American International Group, Inc. ......          6,000        371,760
Barclays PLC ADR ........................         16,000        652,480
Crescent Real Estate Equities Co. .......          8,000        164,080
Old Republic Int'l. Corp. ...............         10,000        266,700
TCF Financial Corp. .....................         10,000        267,500
The Allstate Corp. ......................          5,000        276,450
                                                             ----------
                                                              2,301,034
                                                             ----------
HEALTH CARE - 1.9%
Pfizer, Inc. ............................         20,000        499,400
                                                             ----------

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                                SHARES        VALUE ($)
--------------------                              ----------     ----------
INDUSTRIALS - 7.7%
Accenture Ltd. (b) ..........................         15,000        381,900
Eastman Kodak Co. ...........................          8,000        194,640
Fisher Scientific International, Inc.(b) ....          5,000        310,250
Lafarge S.A .................................         13,900        307,607
Parker-Hannifin Corp. .......................          8,000        514,480
Waste Management, Inc. ......................         12,000        343,320
                                                                 ----------
                                                                  2,052,197
                                                                 ----------
TECHNOLOGY - 4.2%
Affiliated Computer Services (b) ............            500         27,300
ATI Technologies, Inc. (b) ..................          8,000        111,520
First Data Corp. ............................         10,000        400,000
Microsoft Corp. .............................         23,000        591,790
                                                                 ----------
                                                                  1,130,610
                                                                 ----------
UTILITIES - 3.6%
Companhia de Saneamento
  Basico ADR ................................          7,000        121,660
Korea Electric Power Corp. ADR ..............         20,000        354,200
Peoples Energy Corp. ........................         12,000        472,560
                                                                 ----------
                                                                    948,420
                                                                 ----------
TOTAL COMMON STOCKS
  (COST $16,751,107) ........................                    17,926,422
                                                                 ----------

PREFERRED STOCKS - 12.1%

FINANCIAL - 12.1%
BNY Capital IV Preferred,
  6.875%, 12/1/28 ...........................          8,000        202,880
Cabco GS Cap Preferred,
  4.12%, 2/15/34 ............................         45,300      1,076,328
Fleet Capital Trust VII Preferred,
  7.20%, 12/15/31 ...........................         23,700        604,350
Goldman Sachs Preferred,
  3.91%, 4/25/10 ............................         10,000        253,500
HSBC USA, Inc. Preferred,
  4.25%, 4/7/10 .............................         10,000        253,800
Lehman Brothers Preferred,
  3.97%, 2/15/09 ............................         13,600        343,944
Merrill Lynch Preferred,
  4.07%, 11/28/09 ...........................         20,000        503,000
                                                                 ----------
TOTAL PREFERRED STOCKS
  (COST $3,247,708) .........................                     3,237,802
                                                                 ----------

U.S. GOVERNMENT AGENCY SECURITIES - 3.7%

                                                   PRINCIPAL
SECURITY DESCRIPTION                               AMOUNT ($)      VALUE ($)
--------------------                               ----------      ---------
FEDERAL HOME LOAN BANK - 3.7%
  2.40%, 10/27/05 ...........................       1,000,000       998,929
                                                                 ----------
TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES (COST $1,000,000) ..............                       998,929
                                                                 ----------

REPURCHASE AGREEMENTS - 14.3%

Bear Stearns, 3.25%, purchased
  9/30/05, due 10/3/05 with a
  maturity value of 3,904,728
  (collateralized fully by U.S.
  Treasury Note, 3.625%, 4/15/28)                   3,800,312     3,800,312
                                                                 ----------
TOTAL REPURCHASE AGREEMENTS
  (COST $3,800,312)                                               3,800,312
                                                                 ----------
TOTAL INVESTMENTS
  (COST $24,815,026) (a) - 98.4%                                 25,963,465
                                                                 ==========

                                    continued

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

Percentages indicated are based on net assets of $26,666,396.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $72,021. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation ...............   $1,440,073
      Unrealized depreciation ...............     (363,655)
                                                ----------
      Net unrealized appreciation ...........   $1,076,418
                                                ==========

(b)   Represents non-income producing security.

ADR - American Depositary Receipt

SECURITIES SOLD SHORT
COMMON STOCKS - 8.9%

SECURITY DESCRIPTION                               SHARES        VALUE ($)
--------------------                             ----------     ----------
COMMUNICATIONS - 1.0%
Juniper Networks, Inc. (b) .................          1,000         23,790
Yahoo!, Inc. (b) ...........................          7,000        236,880
                                                                ----------
                                                                   260,670
                                                                ----------
CONSUMER CYCLICALS - 4.8%
Best Buy Co., Inc. .........................          3,750        163,238
Four Seasons Hotels, Inc. ..................          3,000        172,200
Herman Miller, Inc. ........................         13,600        412,080
Steelcase, Inc. Class A ....................         20,800        300,768
Urban Outfitters, Inc. (b) .................          8,000        235,200
                                                                ----------
                                                                 1,283,486
                                                                ----------
CONSUMER NON-CYCLICALS - 0.7%
Robert Half International, Inc. ............          3,000        106,770
Wrigley (WM.) Jr. Co. ......................          1,000         71,880
                                                                ----------
                                                                   178,650
                                                                ----------
TECHNOLOGY - 2.4%
Apple Computer, Inc. (b) ...................            500         26,805
Computer Associates International, Inc. ....          9,000        250,290
KLA-Tencor Corp. ...........................            500         24,380
Network Appliance, Inc. (b) ................          3,000         71,220
Research in Motion, Ltd. (b) ...............          3,921        268,196
                                                                ----------
                                                                   640,891
                                                                ----------
TOTAL COMMON STOCKS ........................                     2,363,697
                                                                ----------
TOTAL INVESTMENTS
(PROCEEDS $2,323,509) (a) - 8.9% ...........                     2,363,697
                                                                ==========

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2005 (UNAUDITED)

[BAR CHART]

PERCENTAGE OF TOTAL LONG PORTFOLIO INVESTMENTS

Basic Materials             7.7%
Communications             16.7%
Consumer Cyclicals          3.2%
Consumer Non-Cyclicals      8.5%
Energy                      5.8%
Financial                   8.8%
Health Care                 1.9%
Industrials                 7.8%
Technology                  4.3%
Utilities                   3.6%
Preferred Stock            12.3%
U.S. Government
Agency Securities           3.8%
Repurchase Agreement       15.6%


[BAR CHART]

PERCENTAGE OF TOTAL SHORT PORTFOLIO INVESTMENTS


Communications             11.0%
Consumer Cyclicals         54.3%
Consumer Non-Cyclicals      7.6%
Technology                 27.1%



                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $20,998,815) .....                     $22,163,153
Repurchase agreements, at cost ...............                       3,800,312
                                                                   -----------
Total Investments ............................                      25,963,465
Cash .........................................                         281,166
Deposits with broker for securities sold
  short ......................................                       2,765,569
Interest and dividends receivable ............                          73,211
Prepaid expenses .............................                           1,905
                                                                   -----------
  TOTAL ASSETS ...............................                      29,085,316

LIABILITIES:
Payable for capital shares redeemed ..........     $     1,606
Securities sold short
  (proceeds $2,323,509) ......................       2,363,697
Accrued expenses and other payables:
  Investment advisory ........................          23,930
  Administration .............................             437
  Shareholder Servicing ......................           1,902
  Other ......................................          27,348
                                                   -----------
  TOTAL LIABILITIES ..........................                       2,418,920
                                                                   -----------

NET ASSETS ...................................                     $26,666,396
                                                                   ===========

COMPOSITION OF NET ASSETS:
Capital ......................................                     $24,933,334
Undistributed net investment income ..........                           5,791
Accumulated net realized gains from
  investment transactions ....................                         603,121
Unrealized appreciation from investments
  and securities sold short ..................                       1,124,150
                                                                   -----------

NET ASSETS ...................................                     $26,666,396
                                                                   ===========

Shares Outstanding (par value $0.01,
   unlimited number of authorized shares) ....                       2,422,140
                                                                   ===========
Net Asset Value, Offering and Redemption
  Price per share ............................                     $     11.01
                                                                   ===========

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest .......................................                    $  121,879
Dividend .......................................                       293,563
                                                                    ----------
  TOTAL INVESTMENT INCOME: .....................                       415,442

EXPENSES:
  Investment advisory ..........................     $  140,900
  Administration ...............................         21,510
  Shareholder Servicing ........................          3,942
  Distribution .................................         32,023
  Accounting ...................................         11,584
  Chief Compliance Officer .....................            842
  Custodian ....................................         14,034
  Transfer agent ...............................          9,178
  Trustee ......................................          1,265
  Dividend expense on securities
     sold short ................................         13,303
  Other ........................................         17,330
                                                     ----------
    Total expenses before fee reductions .......                       265,911
    Administration and Distribution fees
       voluntarily reduced .....................                       (34,319)
                                                                    ----------
  NET EXPENSES .................................                       231,592
                                                                    ----------
NET INVESTMENT INCOME ..........................                       183,850
                                                                    ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND SECURITIES SOLD SHORT:
REALIZED GAINS (LOSSES) FROM:
  Investment transactions ......................                       380,617
  Securities sold short ........................                      (249,926)

CHANGE IN UNREALIZED APPRECIATION/
  DEPRECIATION FROM:
Investment transactions ........................                       688,335
Securities sold short ..........................                       (62,626)
                                                                    ----------
Net realized/unrealized gains from
  investments and securities sold short ........                       756,400
                                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................                    $  940,250
                                                                    ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED      FOR THE YEAR
                                                                                 SEPTEMBER 30,         ENDED
                                                                                     2005            MARCH 31,
                                                                                  (UNAUDITED)          2005
                                                                                 ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ....................................................     $    183,850      $    165,392
  Realized gains from investment transactions and securities sold short ....          130,691           552,853
  Change in unrealized appreciation/depreciation from investments and
    securities sold short ..................................................          625,709           139,929
                                                                                 ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .............................          940,250           858,174
                                                                                 ------------      ------------

DISTRIBUTIONS:
  From net investment income ...............................................         (178,059)         (182,755)
  From net realized gains ..................................................               --          (523,428)
                                                                                 ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ........................         (178,059)         (706,183)
                                                                                 ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ..............................................        2,494,962         8,085,636
  Dividends reinvested .....................................................          155,900           614,680
  Cost of shares redeemed ..................................................       (1,873,839)       (2,549,319)
                                                                                 ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......................          777,023         6,150,997
                                                                                 ------------      ------------
CHANGE IN NET ASSETS .......................................................        1,539,214         6,302,988
NET ASSETS:
  Beginning of period ......................................................       25,127,182        18,824,194
                                                                                 ------------      ------------
  End of period ............................................................     $ 26,666,396      $ 25,127,182
                                                                                 ============      ============
SHARE TRANSACTIONS:
  Issued ...................................................................          231,374           753,319
  Reinvested ...............................................................           14,420            57,364
  Redeemed .................................................................         (174,335)         (237,797)
                                                                                 ------------      ------------
CHANGE IN SHARES ...........................................................           71,459           572,886
                                                                                 ============      ============
Undistributed net investment income ........................................     $      5,791      $         --
                                                                                 ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                FOR THE SIX                                   FOR THE
                                                                MONTHS ENDED           FOR THE YEAR           PERIOD
                                                                SEPTEMBER 30,              ENDED               ENDED
                                                                    2005                 MARCH 31,           MARCH 31,
                                                                 (UNAUDITED)               2005                2004(a)
                                                                -------------          -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $       10.69          $       10.59       $       10.00
                                                                -------------          -------------       -------------
INVESTMENT ACTIVITIES:
  Net investment income ...................................              0.07                   0.08                0.00(b)
  Net realized and unrealized gains from investments
     and securities sold short ............................              0.32                   0.35                0.61
                                                                -------------          -------------       -------------
     Total from investment activities .....................              0.39                   0.43                0.61
                                                                -------------          -------------       -------------
DISTRIBUTIONS:
  Net investment income ...................................             (0.07)                 (0.09)               0.00(b)
  Net realized gains ......................................                --                  (0.24)              (0.02)
                                                                -------------          -------------       -------------
     Total Distributions ..................................             (0.07)                 (0.33)              (0.02)
                                                                -------------          -------------       -------------

NET ASSET VALUE, END OF PERIOD ............................     $       11.01          $       10.69       $       10.59
                                                                =============          =============       =============

TOTAL RETURN ..............................................              4.18%(c)               4.07%               6.14%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) .......................     $      26,666          $      25,127       $      18,824
  Ratio of expenses to average net assets .................              1.81%(d)               1.71%               1.77%(d)
  Ratio of net investment income to average net assets ....              1.43%(d)               0.76%               0.09%(d)
  Ratio of expenses to average net assets (e) .............              2.08%(d)               1.97%               2.02%(d)
  Portfolio turnover ......................................                57%                   206%                120%(c)

(a)   The Long/Short Fund commenced operations on August 1, 2003.

(b)   Amount is less than $0.005 per share.

(c)   Not Annualized.

(d)   Annualized.

(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a "Fund," collectively the "Funds"):

FUND                                                    SHORT NAME
----                                                    ----------
1st Source Monogram Income Equity Fund                  Income Equity Fund
1st Source Monogram Diversified Equity Fund             Diversified Equity Fund
1st Source Monogram Special Equity Fund                 Special Equity Fund
1st Source Monogram Income Fund                         Income Fund
1st Source Monogram Long/Short Fund                     Long/Short Fund

      Financial statements for all other series of the Group are published separately.

      Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

      The Funds may enter into repurchase agreements with banks or broker-dealers which 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

WRITTEN OPTIONS:

      The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the six months ended September 30, 2005.

SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALES TRANSACTIONS:

      The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

EXPENSES:

      Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund, Diversified Equity Fund and Income Fund. Dividends for the Special Equity Fund and Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

      The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

      Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.    RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

      The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

FUND                                                   FEE RATE
----                                                   --------
Income Equity Fund                                       0.80%
Diversified Equity Fund                                  0.99
Special Equity Fund                                      0.80
Income Fund                                              0.55
Long/Short Fund                                          1.10

                                    Continued

1ST SOURCE MONOGRAM FUNDS

ADMINISTRATION:

      The Funds and BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Effective March 4, 2005, the Administrator began voluntarily waiving a portion of its fees equaling an annual rate of 0.05% of the average daily net assets of each Fund. Effective May 19, 2005, the Board of Trustees approved an amendment to the Administration Agreement reducing the fees paid to the Administrator by 0.05% to an annual rate of 0.15% of the average daily net assets of each Fund, computed daily and paid monthly. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group. BISYS Ohio provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. As transfer agent for the Funds, BISYS Ohio receives an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses.

      Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $9,765 for the six months ended September 30, 2005, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

DISTRIBUTION:

      The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the six months ended September 30, 2005, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

SHAREHOLDER SERVICING:

      Effective July 1, 2005, the Funds entered into a Shareholder Servicing agreement with 1st Source Bank to provide shareholder services. The fees paid with respect to each applicable Fund is computed and paid monthly at an annual rate not to exceed $18.00 per account.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the six months ended September 30, 2005, totaled:

FUND                                     PURCHASES         SALES
----                                    -----------     -----------
Income Equity Fund                      $25,906,503     $20,654,292
Diversified Equity Fund                  13,968,417      11,818,890
Special Equity Fund                      10,685,699      14,973,691
Income Fund                              26,257,052      26,097,737
Long/Short Fund                          15,538,126      10,185,037

Purchases and sales of U.S. government securities for the six months ended September 30, 2005, totaled:

FUND                                     PURCHASES         SALES
----                                    -----------     -----------
Income Fund                             $ 5,036,836     $ 4,430,688

5.    FEDERAL INCOME TAX INFORMATION:

As of March 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                          AMOUNT        EXPIRES
                                        -----------     -------
Diversified Equity Fund                 $ 2,728,451        2010
                                          5,811,129        2011
                                          1,264,629        2012
Special Equity Fund                       4,072,606        2013
Income Fund                                 743,428        2009
                                            283,047        2013

Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2006:

                                POST-OCTOBER LOSS
                                -----------------
Special Equity Fund                  $217,857
Income Fund                           268,813

                                    Continued

1ST SOURCE MONOGRAM FUNDS

TABLE OF SHAREHOLDER EXPENSES:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                               BEGINNING           ENDING           EXPENSE PAID        EXPENSE RATIO
                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*       DURING PERIOD
                                4/1/05            9/30/05         4/1/05 - 9/30/05     4/1/05 - 9/30/05
-------------------------------------------------------------------------------------------------------
Income Equity Fund             $1,000.00         $1,064.20            $6.21                 1.20%
Diversified Equity Fund         1,000.00          1,049.00             6.99                 1.36%
Special Equity Fund             1,000.00          1,029.40             6.41                 1.26%
Income Fund                     1,000.00          1,016.50             4.70                 0.93%
Long/Short Fund                 1,000.00          1,041.80             9.26                 1.81%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                               BEGINNING           ENDING           EXPENSE PAID        EXPENSE RATIO
                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*       DURING PERIOD
                                4/1/05            9/30/05         4/1/05 - 9/30/05     4/1/05 - 9/30/05
-------------------------------------------------------------------------------------------------------
Income Equity Fund             $1,000.00         $1,019.05            $6.07                1.20%
Diversified Equity Fund         1,000.00          1,018.25             6.88                1.36%
Special Equity Fund             1,000.00          1,018.75             6.38                1.26%
Income Fund                     1,000.00          1,020.41             4.71                0.93%
Long/Short Fund                 1,000.00          1,015.99             9.15                1.81%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                      (1ST SOURCE MONOGRAM FUNDS(SM) LOGO)


INVESTMENT ADVISOR

1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.

100 NORTH MICHIGAN STREET

SOUTH BEND, IN 46601


DISTRIBUTOR

BISYS FUND SERVICES LIMITED PARTNERSHIP

3435 STELZER ROAD

COLUMBUS, OH 43219


FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938



THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.


FSSEPT 11/05

                 (BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO)

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND

                                                              SEMI-ANNUAL REPORT
                                                              September 30, 2005

(BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO)

                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2005

Boston Balanced Fund
Market and Performance Review..............................................    1
   Investment Performance..................................................    3
   Schedule of Portfolio Investments.......................................    4
   Financial Statements....................................................    6
   Financial Highlights....................................................    8

Boston Equity Fund
Market and Performance Review..............................................    1
   Investment Performance..................................................    3
   Schedule of Portfolio Investments.......................................    9
   Financial Statements....................................................   10
   Financial Highlights....................................................   12

Notes to Financial Statements..............................................   13

(BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO)

                                                            BOSTON BALANCED FUND
Market and Performance                                        BOSTON EQUITY FUND
Review (Unaudited)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES.THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

MARKET & PERFORMANCE SUMMARY

These semi-annual reports are far more pleasant to write - and no doubt to read
- when results are favorable than they are when the market environment is poor or the performance of Boston Balanced and Boston Equity lags the relevant benchmarks. With a few clear exceptions, our task has been pleasant through the nearly ten years that have elapsed since Boston Balanced Fund's inception in December, 1995. The past six months was one of the exceptions, and recent results also have depressed trailing one- and three-year relative performance. Longer-term returns for the Balanced Fund, which reflect a more complete market cycle, remain competitive. As outlined in the performance table that appears on page 3, the primary stock and bond indices were up only marginally for the first three quarters of 2005. Less obvious, but not surprising, is that the S&P 500 Index(1) would have declined without an exceptional contribution from the energy sector. In the aggregate, the energy components within the S&P 500 Index have risen by roughly 40% through the third quarter. With the benefit of hindsight, there are always several investment decisions we would have made differently for a particular period, but rarely does a single decision affect portfolio performance as much as our conclusion about the likely direction of oil prices has thus far in 2005. Much of the relative performance shortfall of the Boston Balanced Fund and the Boston Equity Fund for the past six months can be traced to the specific energy sector position we selected.

When the year began, we thought oil prices above $60 per barrel and gasoline north of $3 a gallon improbable and unsustainable. Not only did our incorrect decision about oil prices lead us to a slightly less than average allocation to the sector generally, but, more importantly, we avoided those energy companies with the greatest leverage to high oil prices. Instead, we focused investments in companies with stronger financial histories and more diversified business strategies. As it turned out, the best performing energy stocks thus far in 2005, a few of which have more than doubled in price, were the more narrowly focused and more leveraged exploration and refining companies the Funds did not own.+

What now? Is oil on the verge of a rise to even higher levels, or are oil prices likely to decline from the hurricane aggravated price peaks just reached? We believe the latter is the more likely scenario. Our thoughts about the direction of oil prices and the economy generally, together with the investment strategy implications for stocks and bonds, are summarized in the segments that follow.

ECONOMIC SUMMARY & OUTLOOK

The U.S. economy has had an extraordinary record of resilience over the past two decades. During this period, we have had only two recessions and both were mild compared to most others experienced in the prior 40 years. Despite this track record, 2005 has brought concern about an impending business slowdown from many economic forecasters and financial analysts. Rising energy prices and higher short-term interest rates are the adverse catalysts noted most frequently. Others include the rapidly escalating Federal budget deficit, our trade imbalance and the associated dependence on a few countries to finance our net imports of goods and services. In my June, 2005 report, we noted our view that continued growth in GDP(2) was far more likely than recession over the next year. Our opinion has not changed. We believe growth in employment, personal income, business capital spending and productivity should support future

(1) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

(2) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

                                                            BOSTON BALANCED FUND
Market and Performance                                        BOSTON EQUITY FUND
Review (cont.)                           Manager Commentary by Domenic Colasacco

economic activity. Moreover, the rebuilding process that will follow the devastation in New Orleans and along the Gulf Coast will augment, not restrain, future economic gains.

The primary impact of higher oil and gasoline prices has been to alter rather than reduce consumer spending. In total, the added cost of energy has not been sufficient to depress economic activity materially. Not surprisingly, lower income groups, and the businesses that serve them, were affected most. There is also evidence that higher gasoline prices have finally begun to depress sales of larger, less fuel efficient cars and SUV's. We believe these and other cost driven gains in conservation should serve to restrain future oil prices. The bullish (higher oil prices) argument rests mostly on the view that global sources of conventional oil and natural gas have already reached peak production levels. Alternate sources of hydrocarbons, such as tar sands, synthetic fuels and liquefied natural gas are all more expensive to produce and deliver than conventional oil. The conclusion drawn is that higher real energy prices are inevitable as world oil and gas demand increases, particularly as high population economies in India and China continue their rapid pace of development.

To us, the higher real oil price argument is plausible only over the long run - perhaps 20 or 30 years. We find it far less persuasive for the more relevant investment horizon of three, five or ten years. Proven global reserves of conventional oil and gas are more than adequate for the intermediate term. Moreover, at prices above $40 per barrel, sourcing marginal demand from unconventional energy sources, if necessary, is profitable at current production costs. Time is the primary ingredient needed to develop these unconventional sources and also to pursue additional conservation measures. As the normal forces of supply and demand materialize, we anticipate that they are likely to lead to lower, rather than higher, oil prices over the next year or two. If we are correct, recent trends within the stock market could reverse, with the energy sector underperforming the balance of the market.

INVESTMENT STRATEGY

The essence of investment strategy for a balanced fund is an assessment of prevailing stock and bond values in light of economic and corporate developments. Our current thoughts on the three components of this strategy (asset allocation, portfolio composition, and security selection) follow.

ASSET ALLOCATION: Stocks, bonds and money market instruments had virtually identical returns through the first three quarters of 2005. Moreover, the quarter-to-quarter dispersion among these primary asset groups was low compared to the past ten years. The net result is that asset allocation has not been an effective portfolio management tool for adding value to the Boston Balanced Fund this year. We suspect that the past few quarters may prove to be an aberration in the well established, more volatile, longer term pattern of the financial markets. As implied by our decision to retain Boston Balanced Fund's equity allocation at roughly 70% (which is near the upper end of the usual range of 40% to 75%), we still anticipate the next significant price move to be toward higher stock prices. Our view is based primarily on the favorable relative value of stocks compared to bonds. Following two consecutive years of corporate profit growth at a faster pace than aggregate price gains, stocks of many high quality companies are available at less than 20 times earnings, which is the lowest level since the mid 1990's. Provided we are correct about the low probability of an economic and corporate profit recession, future earnings growth is likely to support stock returns above the 4% to 5% yields currently available in bonds and money market instruments.+

PORTFOLIO COMPOSITION & SECURITY SELECTION: The below average exposure to energy stocks, particularly those most leveraged to higher oil prices, explains most, but not all, of the performance shortfall of both the Boston Balanced and Boston Equity Funds this year. The high quality equity selection approach that we employ and that has served both Funds well over the long term has trailed the primary stock indices this year. These periods of lagging performance are never pleasant, but switching investment styles to capture shorter term investor preferences is typically a losing strategy. Our focus has always been on correctly identifying companies with a growing stream of sales and earnings where the stocks are available at fair valuations. Over time, stock prices eventually reflect the reality of the fundamental business. There is no reason to suspect that this will change in the future. We continue to find many companies in the Healthcare and Finance sectors that meet this criteria. The Boston Balanced and Boston Equity Funds continue to have significant investments in industrial manufacturing companies that have adapted well to changing global sourcing strategies. Long-term holdings in these three sectors include Commerce Bancshares, Wilmington Trust, Donaldson, Illinois Tool Works, Medtronics and Biomet. We regard the two energy investments we have held, Exxon-Mobil and British Petroleum, as the best positioned integrated companies in the oil business. We believe each stock should fare comparatively better in the future than those of more leveraged energy companies if we are correct that oil prices are likely to trend down in the months ahead. For a complete list of each Funds' individual securities holdings please refer to their respective Schedule of Investments later in this report.+

On behalf of all of us at Boston Trust & Investment Management Company, We thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.


/s/ Domenic Colasacco
------------------------------------
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

+    Portfolio composition is subject to change.

                                                            BOSTON BALANCED FUND
Investment Performance (Unaudited)                            September 30, 2005

Fund Net Asset Value: $28.94

                                                                                       ANNUALIZED
                                                                    -----------------------------------------------
                                                 SIX MONTHS ENDED   1 YEAR ENDED   5 YEARS ENDED    SINCE INCEPTION
                                                      9/30/05          9/30/05        9/30/05      DECEMBER 1, 1995
                                                 ----------------   ------------   -------------   ----------------
BOSTON BALANCED FUND*                                  0.59%            4.72%           4.20%            8.52%
Lipper Balanced Funds Average**                        4.52%            9.78%           2.05%            7.28%
Standard & Poor's 500 Stock Index**                    5.02%           12.25%          -1.49%            9.22%
Lehman Brothers Government/Credit Bond Index**         2.45%            2.58%           6.89%            6.37%
90-Day U.S. Treasury Bills**                           1.52%            2.63%           2.23%            3.64%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**   Performance is calculated from November 30, 1995.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                              BOSTON EQUITY FUND
                                                              September 30, 2005

Fund Net Asset Value: $11.91

                                                                 ANNUALIZED
                                                       ------------------------------
                                    SIX MONTHS ENDED   1 YEAR ENDED   SINCE INCEPTION
                                         9/30/05          9/30/05       OCT. 1, 2003
                                    ----------------   ------------   ---------------
BOSTON EQUITY FUND*                       0.42%            6.42%           10.42%
Standard & Poor's 500 Stock Index         5.02%           12.25%           11.83%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

The Boston Equity Fund is compared to the Standard & Poor's 500 Stock Index This index is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)

COMMON STOCKS (70.3%)

SECURITY DESCRIPTION                                         SHARES    VALUE ($)
--------------------                                        -------   ----------
BASIC MATERIALS (4.2%)
Air Products & Chemical, Inc. ...........................    15,000      827,100
Donaldson Co., Inc. .....................................    75,000    2,289,750
Ecolab, Inc. ............................................    75,000    2,394,750
Sigma-Aldrich . .........................................    30,000    1,921,800
                                                                      ----------
                                                                       7,433,400
                                                                      ----------

CAPITAL GOODS (3.5%)
Illinois Tool Works .....................................    30,000    2,469,900
Precision Castparts Corp. ...............................    70,000    3,717,000
                                                                      ----------
                                                                       6,186,900
                                                                      ----------

CONSUMER CYCLICALS (4.9%)
Emerson Electric Co. ....................................    15,000    1,077,000
Gannett Co., Inc. .......................................    30,000    2,064,900
Johnson Controls, Inc. ..................................    50,000    3,102,500
McClatchy Co. ...........................................    25,000    1,630,750
Staples, Inc. ...........................................    30,000      639,600
                                                                      ----------
                                                                       8,514,750
                                                                      ----------

CONSUMER PRODUCTS (2.4%)
Anheuser-Busch Cos., Inc. ...............................    50,000    2,152,000
Aptargroup, Inc. ........................................    40,000    1,992,400
                                                                      ----------
                                                                       4,144,400
                                                                      ----------

CONSUMER STAPLES (10.0%)
Alberto-Culver Co. ......................................    35,000    1,566,250
Clorox Co. ..............................................    20,000    1,110,800
Costco Wholesale Corp. ..................................    60,000    2,585,400
Kimberly-Clark Corp. ....................................    25,000    1,488,250
Procter & Gamble Co. ....................................    60,000    3,567,600
Sysco Corp. .............................................    60,000    1,882,200
The Hershey Company .....................................    40,000    2,252,400
W.W. Grainger, Inc. .....................................    25,000    1,573,000
Walgreen Co. ............................................    10,000      434,500
William Wrigley, Jr. Co. ................................    15,000    1,078,200
                                                                      ----------
                                                                      17,538,600
                                                                      ----------

ENERGY (6.5%)
BP PLC, ADR .............................................    70,000    4,959,500
Exxon Mobil Corp. .......................................   100,000    6,354,000
                                                                      ----------
                                                                      11,313,500
                                                                      ----------

FINANCIAL SERVICES (15.9%)
AmSouth Bancorporation ..................................    50,000    1,263,000
Bank of America Corp. ...................................    50,000    2,105,000
Cincinnati Financial Corp. ..............................    66,150    2,771,024
Comerica, Inc. ..........................................    30,000    1,767,000
Commerce Bancshares, Inc. ...............................    50,000    2,574,000
First Midwest Bancgroup, Inc. ...........................    30,000    1,117,200
MBNA Corp. ..............................................    75,000    1,848,000
Morgan Stanley ..........................................    20,000    1,078,800
Northern Trust Corp. ....................................    20,000    1,011,000
State Street Corp. ......................................    25,000    1,223,000
Suntrust Banks, Inc. ....................................    25,000    1,736,250
T. Rowe Price Group, Inc. ...............................    40,000    2,612,000
Wachovia Corp. ..........................................    50,000    2,379,500
Wells Fargo & Co. .......................................    30,000    1,757,100
Wilmington Trust Corp. ..................................    75,000    2,733,750
                                                                      ----------
                                                                      27,976,624
                                                                      ----------

                                                         SHARES OR
                                                         PRINCIPAL
SECURITY DESCRIPTION                                       AMOUNT     VALUE ($)
--------------------                                     ---------   -----------
HEALTH CARE (10.6%)
Becton, Dickinson & Co. ..............................      40,000     2,097,200
Biomet, Inc. .........................................      50,000     1,735,500
C.R. Bard, Inc. ......................................      40,000     2,641,200
Dentsply International, Inc. .........................      40,000     2,160,800
Henry Schein, Inc. (b) ...............................      30,000     1,278,600
Johnson & Johnson, Inc. ..............................      40,000     2,531,200
Medtronic, Inc. ......................................      50,000     2,681,000
Saint Jude Medical, Inc. (b) .........................      40,000     1,872,000
Stryker Corp. ........................................      30,000     1,482,900
                                                                     -----------
                                                                      18,480,400
                                                                     -----------

PRODUCER PRODUCTS (2.0%)
Carlisle Cos., Inc. ..................................      15,000       953,550
General Electric Co. .................................      75,000     2,525,250
                                                                     -----------
                                                                       3,478,800
                                                                     -----------

TECHNOLOGY (9.4%)
3M Co. ...............................................      35,000     2,567,600
Applied Materials, Inc. ..............................      70,000     1,187,200
Automatic Data Processing, Inc. ......................      25,000     1,076,000
Dell, Inc. (b) .......................................      60,000     2,052,000
Intel Corp. ..........................................      60,000     1,479,000
International Business Machines Corp. ................      10,000       802,200
Microsoft Corp. ......................................     200,000     5,146,000
Oracle Corp. (b) .....................................     125,000     1,548,750
Waters Corp. (b) .....................................      15,000       624,000
                                                                     -----------
                                                                      16,482,750
                                                                     -----------

TRANSPORTATION (0.9%)
C.H. Robinson Worldwide, Inc. ........................      25,000     1,603,000
                                                                     -----------
TOTAL COMMON STOCKS
(COST $86,397,975) ...................................               123,153,124
                                                                     -----------

CORPORATE OBLIGATIONS (2.8%)

BASIC MATERIALS (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13 ......................     300,000       331,488
                                                                     -----------

CONSUMER CYCLICALS (0.7%)
Eaton Corp., 8.90%, 8/15/06 ..........................     600,000       619,808
Leggett & Platt, Inc., 6.25%, 9/9/08 (c) .............     500,000       521,784
                                                                     -----------
                                                                       1,141,592
                                                                     -----------

CONSUMER STAPLES (0.3%)
Albertson's, Inc., 6.66%, 7/21/08 ....................     500,000       490,204
                                                                     -----------

FINANCIAL SERVICES (1.6%)
Ford Credit Co., 7.20%, 6/15/07 ......................   1,000,000     1,006,118
General Electric Capital Corp., 8.30%, 9/20/09 .......   1,000,000     1,129,817
General Motors Acceptance Corp., 6.13%, 9/15/06 ......     825,000       827,807
                                                                     -----------
                                                                       2,963,742
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS
(COST $4,821,640) ....................................                 4,927,026
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (24.4%)

FEDERAL FARM CREDIT BANK (2.4%)
6.80%, 10/12/07 ......................................   2,500,000     2,618,605
6.30%, 12/20/10 ......................................   1,500,000     1,624,881
                                                                     -----------
                                                                       4,243,486
                                                                     -----------

                                    Continued

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)

U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

                                                        SHARES OR
                                                        PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT       VALUE ($)
--------------------                                   ----------   ------------
FEDERAL HOME LOAN BANK (11.4%)
2 38%, 2/15/06 .....................................    5,000,000      4,971,400
3 75%, 9/28/06 .....................................    5,000,000      4,965,450
3 88%, 12/20/06 ....................................   10,000,000      9,943,460
                                                                    ------------
                                                                      19,880,310
                                                                    ------------
U.S.TREASURY INFLATION PROTECTED BONDS (10.6%)
3 50%, 1/15/11 .....................................   15,000,000     18,552,842
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $41,105,730) .....................                  42,676,638
                                                                    ------------
INVESTMENT COMPANIES (2.3%)
Fifth Third Institutional Government Money
Market Fund - Institutional Class ..................    3,998,854      3,998,854
                                                                    ------------
TOTAL INVESTMENT COMPANIES
(COST $3,998,854) ..................................                   3,998,854
                                                                    ------------
TOTAL INVESTMENTS
(COST $136,324,199) (a) - 99.8% ....................                 174,755,642
Other assets in excess of liabilities - 0.2% .......                     412,067
                                                                    ------------
NET ASSETS - 100.0% ................................                $175,167,709
                                                                    ============

----------
(a) At September 30, 2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation.......   $40,729,713
Unrealized depreciation.......    (2,298,270)
                                 -----------
Net unrealized appreciation...   $38,431,443
                                 ===========

(b)  Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS:
Investments, at value (cost $136,324,199) .............             $174,755,642
Interest and dividends receivable .....................                  600,221
Prepaid expenses ......................................                    9,841
                                                                    ------------
   Total Assets .......................................              175,365,704

LIABILITIES:
Accrued expenses and other liabilities:
   Investment Advisor .................................   105,493
   Accounting .........................................       536
   Administration .....................................     2,871
   Chief Compliance Officer ...........................     1,171
   Custodian ..........................................     5,331
   Transfer Agent .....................................     3,036
   Other ..............................................    79,557
                                                          -------
      Total Liabilities ...............................                  197,995
                                                                    ------------
NET ASSETS ............................................             $175,167,709
                                                                    ============
COMPOSITION OF NET ASSETS:
Capital ...............................................             $132,252,904
Undistributed net investment income ...................                2,127,774
Accumulated net realized gains from investment
   transactions .......................................                2,355,588
Unrealized appreciation from investments ..............               38,431,443
                                                                    ------------
NET ASSETS ............................................             $175,167,709
                                                                    ============
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) .......................                6,053,785
                                                                    ============
Net Asset Value, Offering Price and Redemption
   Price per share ....................................             $      28.94
                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest ..............................................              $ 1 308,064
Dividend ..............................................                1,195,847
                                                                     -----------
      TOTAL INVESTMENT INCOME .........................                2,503,911
                                                                     -----------
EXPENSES:
   Investment Advisor .................................   $654,665
   Accounting .........................................      3,383
   Administration .....................................    174,579
   Chief Compliance Officer ...........................      7,032
   Custodian ..........................................     17,292
   Travel Agency ......................................      9,036
   Other ..............................................     70,906
                                                          --------
      Total expenses before fee reductions ............                  936,893
      Fees reduced by the Administrator ...............                  (46,334)
      Fees reduced by the Investment Adviser ..........                  (17,590)
                                                                     -----------
      NET EXPENSES ....................................                  872,969
                                                                     -----------
NET INVESTMENT INCOME .................................                1,630,942
                                                                     -----------
   NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
   Net realized gains from investment transactions ....                  636,709
Change in unrealized appreciation/(depreciation)
   from investments ...................................               (1,253,641)
                                                                     -----------
Net realized/unrealized losses from investments .......                 (616,932)
                                                                     -----------
CHANGE IN NET ASSETS FROM OPERATIONS ..................              $ 1,014,010
                                                                     ===========

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the six
                                                             months ended      For the year ended
                                                          September 30, 2005     March 31, 2005
                                                          ------------------   ------------------
                                                              (Unaudited)
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .................................      $  1,630,942         $  2,896,300
Net realized gains from investment transactions .......           636,709            2,421,414
Change in unrealized appreciation/(depreciation)
   from investments ...................................        (1,253,641)           4,140,991
                                                             ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS ..................         1,014,010            9,458,705
                                                             ------------         ------------

DIVIDENDS:
   Net investment income ..............................                --           (2,873,923)
   Net realized gains from investment transactions ....                --              (85,084)
                                                             ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS .......                --           (2,959,007)
                                                             ------------         ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ........................         8,146,415           15,255,157
   Dividends reinvested ...............................                --            2,926,554
   Cost of shares redeemed ............................        (6,210,572)         (12,665,498)
                                                             ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..         1,935,843            5,516,213
                                                             ------------         ------------
CHANGE IN NET ASSETS ..................................         2,949,853           12,015,911

NET ASSETS:
   Beginning of year ..................................       172,217,856          160,201,945
                                                             ------------         ------------
   End of year ........................................      $175,167,709         $172,217,856
                                                             ============         ============

SHARE TRANSACTIONS:
   Issued .............................................           283,273              533,149
   Reinvested .........................................                --              100,465
   Redeemed ...........................................          (215,896)            (444,729)
                                                             ------------         ------------
CHANGE IN SHARES ......................................            67,377              188,885
                                                             ------------         ------------
UNDISTRIBUTED NET INVESTMENT INCOME ...................      $  2,127,774         $    496,832
                                                             ============         ============

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                        For the six
                                       months ended       For the         For the         For the         For the         For the
                                       September 30,    year ended      year ended      year ended      year ended      year ended
                                           2005       March 31, 2005  March 31, 2004  March 31, 2003  March 31, 2002  March 31, 2001
                                       -------------  --------------  --------------  --------------  --------------  --------------
                                        (Unaudited)
NET ASSET VALUE, BEGINNING OF
   PERIOD ...........................   $  28.77         $  27.63        $  23.71        $  25.58        $  24.77        $  28.89
                                        --------         --------        --------        --------        --------        --------

INVESTMENT ACTIVITIES:
   Net investment income ............       0.27             0.50            0.43            0.57            0.55            0.59
   Net realized and unrealized gains/
      (losses from investments) .....      (0.10)            1.15            3.97           (1.88)           1.09           (1.91)
                                        --------         --------        --------        --------        --------        --------
Total from investment activities ....       0.17             1.65            4.40           (1.31)           1.64           (1.32)
                                        --------         --------        --------        --------        --------        --------

DIVIDENDS:
   Net investment income ............         --            (0.50)          (0.48)          (0.56)          (0.59)          (0.58)
   Net realized gains from
      investments ...................         --            (0.01)             --              --           (0.24)          (2.22)
                                        --------         --------        --------        --------        --------        --------
   Total dividends ..................         --            (0.51)          (0.48)          (0.56)          (0.83)          (2.80)
                                        --------         --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD ......   $  28.94         $  28.77        $  27.63        $  23.71        $  25.58        $  24.77
                                        ========         ========        ========        ========        ========        ========
Total Return ........................       0.59%(a)         5.96%          18.61%          (5.16%)          6.78%          (5.00%)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period
      (000's) .......................   $175,168         $172.218        $160,202        $131,693        $130,563        $116,927
   Ratio of net expenses to average
      net assets ....................       1.00%(b)         1.00%           1.00%           1.00%           1.00%           1.00%
   Ratio of net investment income to
      average net assets ............       1.87%(b)         1.75%           1.69%           2.34%           2.26%           2.01%
   Ratio of expenses to average net
      assets (c) ....................       1.07%(b)         1.09%           1.10%           1.07%           1.09%           1.10%
   Portfolio turnover ...............      10.74%           10.38%          30.04%          20.77%          24.01%          20.17%

----------
(a)  Not annualized.

(b)  Annualized.

(c) During the period, certain fees were reduced. If such fee reductions had not occured, the ratio would have been as indicated.

                        See Notes to Financial Statements

                                                              BOSTON EQUITY FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)

COMMON STOCKS (95.9%)

SECURITY DESCRIPTION                                        SHARES     VALUE ($)
--------------------                                      ---------   ----------
BASIC MATERIALS (6.5%)
Air Products & Chemical, Inc. .........................       7,500      413,550
Donaldson Co, Inc. ....................................      30,000      915,900
Ecolab, Inc. ..........................................      22,000      702,460
Sigma-Aldrich .........................................      12,000      768,720
                                                                      ----------
                                                                       2,800,630
                                                                      ----------
CAPITAL GOODS (5.3%)
Illinois Tool Works ...................................      12,000      987,960
Precision Castparts Corp. .............................      24,000    1,274,400
                                                                      ----------
                                                                       2,262,360
                                                                      ----------
CONSUMER CYCLICALS (5.2%)
Gannett Co., Inc. .....................................      10,000      688,300
Johnson Controls, Inc. ................................      12,000      744,600
Leggett & Platt, Inc. .................................       7,500      151,500
McClatchy Co. ........................................        5,000      326,150
Staples, Inc. .........................................      15,000      319,800
                                                                      ----------
                                                                       2,230,350
                                                                      ----------
CONSUMER PRODUCTS (3.0%)
Anheuser-Busch Cos., Inc. .............................      15,000      645,600
Aptargroup, Inc. ......................................      12,500      622,625
                                                                      ----------
                                                                       1,268,225
                                                                      ----------
CONSUMER STAPLES (13.6%)
Alberto-Culver Co. ....................................       5,000      223,750
Clorox Co. ............................................       7,500      416,550
Costco Wholesale Corp. ................................      15,000      646,350
Kimberly-Clark Corp. ..................................       5,000      297,650
Procter & Gamble Co. ..................................      20,000    1,189,200
Sysco Corp. ...........................................      30,000      941,100
The Hershey Company ...................................      15,000      844,650
W.W. Grainger, Inc. ...................................      10,000      629,200
Walgreen Co. ..........................................       5,000      217,250
William Wrigley, Jr. Co. ..............................       6,000      431,280
                                                                      ----------
                                                                       5,836,980
                                                                      ----------
ENERGY (9.2%)
BP PLC, ADR ...........................................      25,000    1,771,250
Exxon Mobil Corp. .....................................      34,000    2,160,360
                                                                      ----------
                                                                       3,931,610
                                                                      ----------
FINANCIAL SERVICES (20.6%)
AmSouth Bancorporation ................................      25,000      631,500
Bank of America Corp. .................................      15,000      631,500
Cincinnati Financial Corp. ............................      23,900    1,001,171
Comerica, Inc. ........................................      10,000      589,000
Commerce Bancshares, Inc. .............................      13,230      681,080
First Midwest Bancgroup, Inc. .........................      15,000      558,600
MBNA Corp. ............................................      20,000      492,800
Northern Trust Corp. ..................................       4,000      202,200
State Street Corp. ....................................      12,000      587,040
Suntrust Banks, Inc. ..................................      10,000      694,500
T. Rowe Price Group, Inc. .............................      15,000      979,500
Wachovia Corp. ........................................      15,000      713,850
Wells Fargo & Co. .....................................       5,000      292,850
Wilmington Trust Corp. ................................      20,000      729,000
                                                                      ----------
                                                                       8,784,591
                                                                      ----------
HEALTHCARE (16.0%)
Becton, Dickinson & Co. ...............................      15,000      786,450
Biomet, Inc. ..........................................      15,000      520,650
C.R. Bard, Inc. .......................................      15,000      990,450
Charles River Laboratories, Inc. (b) ..................       7,500      327,150
Dentsply International, Inc. ..........................      15,000      810,300
Henry Schein, Inc. (b) ................................      20,000      852,400
Johnson & Johnson, Inc. ...............................      12,000      759,360
Medtronic, Inc. .......................................      15,000      804,300
Pfizer, Inc. ..........................................       5,000      124,850
Saint Jude Medical, Inc. (b) ..........................      10,000      468,000
Stryker Corp. .........................................       8,000      395,440
                                                                      ----------
                                                                       6,839,350
                                                                      ----------
PRODUCER PRODUCTS (3.4%)
Carlisle Cos., Inc. ...................................       4,000      254,280
General Electric Co. ..................................      25,000      841,750
Teleflex, Inc. ........................................       5,000      352,500
                                                                      ----------
                                                                       1,448,530
                                                                      ----------
TECHNOLOGY (11.6%)
3M Co. ................................................      12,000      880,320
Applied Materials, Inc. ...............................      20,000      339,200
Automatic Data Processing, Inc. .......................       7,000      301,280
Dell, Inc. (b) ........................................      15,000      513,000
Intel Corp. ...........................................      20,000      493,000
International Business Machines Corp. .................       2,500      200,550
Microsoft Corp. .......................................      60,000    1,543,800
Oracle Corp. (b) ......................................      40,000      495,600
Waters Corp. (b) ......................................       5,000      208,000
                                                                      ----------
                                                                       4,974,750
                                                                      ----------
TRANSPORTATION (1.5%)
C.H. Robinson Worldwide, Inc. .........................      10,000      641,200
                                                                      ----------
TOTAL COMMON STOCKS
(COST $26,518,477) ....................................               41,018,576
                                                                      ----------
INVESTMENT COMPANIES (4.1%)
Fifth Third Institutional Government Money
   Market Fund - Institutional Class ..................   1,741,061    1,741,061
                                                                      ----------
TOTAL INVESTMENT COMPANIES
   (COST $1,741,061) ..................................                1,741,061
                                                                      ----------
TOTAL INVESTMENTS
(COST $28,259,538) (A) - 100.0% .......................               42,759,637
Other assets in excess of liabilities - 0.0% ..........                   15,791
                                                                      ----------
NET ASSETS - 100.0% ...................................               42,775,428
                                                                      ==========

----------
(a) At September 30, 2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation .........................................   $14,910,969
Unrealized depreciation .........................................      (410,869)
                                                                    -----------
Net unrealized appreciation .....................................   $14,500,100
                                                                    ===========

(b)  Non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS:
Investments, at value (cost $28,259,538)..............              $42,759,637
Interest and dividends receivable.....................                   61,664
Prepaid expenses......................................                    2,124
                                                                    -----------
      TOTAL ASSETS....................................               42,823,425

LIABILITIES:
   Accrued expenses and other liabilities:
   Investment Adviser.................................   $ 24,085
   Accounting.........................................        510
   Administration.....................................        699
   Chief Compliance Officer...........................        282
   Custodian..........................................      1,772
   Transfer Agent.....................................      3,035
   Other..............................................     17,614
                                                         --------
      TOTAL LIABILITIES...............................                   47,997
                                                                    -----------
NET ASSETS............................................              $42,775,428
                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital...............................................              $27,845,775
Undistributed net investment income...................                  229,925
Accumulated net realized gains from investment
   transactions.......................................                  199,628
Unrealized appreciation from investments..............               14,500,100
                                                                    -----------
NET ASSETS............................................              $42,775,428
                                                                    ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized).......................                3,591,822
                                                                    ===========
Net Asset Value, Offering Price and Redemption
   Price per share....................................              $     11.91
                                                                    ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
   (Unaudited)

INVESTMENT INCOME:
Dividend..............................................              $   358,117
                                                                    -----------
      TOTAL INVESTMENT INCOME.........................                  358,117
                                                                    -----------
EXPENSES:
   Investment Adviser ................................   $156,223
   Accounting ........................................      2,623
   Administration ....................................     41,660
   Chief Compliance Officer ..........................      1,680
   Custodian .........................................      5,596
   Transfer Agency ...................................      9,035
   Other .............................................     16,185
                                                         --------
      Total expenses before fee reductions............                  233,002
      Fees reduced by the Administrator...............                  (11,051)
      Fees reduced by the Investment Adviser..........                  (13,610)
                                                                    -----------
      NET EXPENSES....................................                  208,341
                                                                    -----------
NET INVESTMENT INCOME.................................                  149,776
                                                                    -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
Net realized gains from investment transactions.......                  102,325
Change in unrealized appreciation/(depreciation)
   from investments...................................                  (81,644)
                                                                    -----------
Net realized/unrealized gains from investments........                   20,681
                                                                    -----------
CHANGE IN NET ASSETS FROM OPERATIONS..................              $   170,457
                                                                    ===========

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                          BOSTON EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the six
                                                              months ended      For the period ended
                                                           September 30, 2005      March 31, 2005
                                                           ------------------   --------------------
                                                              (Unaudited)
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..................................      $   149,776           $   322,630
Net realized gains from investment transactions ........          102,325               433,662
Change in unrealized appreciation/(depreciation) from
   investments .........................................          (81,644)            2,230,764
                                                              -----------           -----------
CHANGE IN NET ASSETS FROM OPERATIONS ...................          170,457             2,987,056
                                                              -----------           -----------
DIVIDENDS:
   Net investment income ...............................               --              (291,226)
   Net realized gains from investment transactions .....               --              (588,880)
                                                              -----------           -----------
Change in net assets from shareholder dividends ........               --              (880,106)
                                                              -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................        2,310,295             4,440,039
   Dividends reinvested ................................               --               874,980
                                                              -----------           -----------
   Cost of shares redeemed .............................         (880,466)           (1,632,679)
                                                              -----------           -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...        1,429,829             3,682,340
                                                              -----------           -----------
CHANGE IN NET ASSETS ...................................        1,600,286             5,789,290

NET ASSETS:
   Beginning of period .................................       41,175,142            35,385,852
                                                              -----------           -----------
   End of period .......................................      $42,775,428           $41,175,142
                                                              ===========           ===========
SHARE TRANSACTIONS:
   Issued ..............................................          193 271               378 194
   Reinvested ..........................................               --                73 271
   Redeemed ............................................          (74,097)             (140,118)
                                                              -----------           -----------
CHANGE IN SHARES .......................................          119,174               311,347
                                                              ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME ....................      $   229,925           $    80,149
                                                              ===========           ===========

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                          BOSTON EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                            For the six
                                                            months ended       For the           For the
                                                           September 30,     year ended        period ended
                                                                2005       March 31, 2005   March 31, 2004 (a)
                                                           -------------   --------------   ------------------
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD ...................      $ 11.86         $ 11.19           $ 10.00
                                                              -------         -------           -------
INVESTMENT ACTIVITIES:
   Net investment income ...............................         0.04            0.10              0.03
   Net realized and unrealized gains from investments ..         0.01            0.84              1.18
                                                              -------         -------           -------
   Total from investment activities ....................         0.05            0.94              1.21
                                                              -------         -------           -------
DIVIDENDS:
   Net investment income ...............................           --           (0.09)            (0.02)
   Net realized gains from investments .................           --           (0.18)               --
                                                              -------         -------           -------
   Total dividends .....................................           --           (0.27)            (0.02)
                                                              -------         -------           -------
NET ASSET VALUE, END OF PERIOD .........................      $ 11.91         $ 11.86           $ 11.19
                                                              =======         =======           =======
TOTAL RETURN ...........................................         0.42%(b)        8.34%            12.06%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .................      $42,775         $41,175           $35,386
   Ratio of net expenses to average net assets .........         1.00%(c)        1.00%             1.00%(c)
   Ratio of net investment income to average net
      assets ...........................................         0.72%(c)        0.84%             0.59%(c)
   Ratio of expenses to average net assets (d) .........         1.12%(c)        1.14%             1.18%(c)
   Portfolio turnover ..................................         8.65%          12.05%             2.97%

----------
(a)  Fund commenced operations on October 1,2003.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements                     September 30, 2005 (Unaudited)

I.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Boston Trust Funds (individually a "Fund," collectively the "Funds"):

FUND                   SHORT NAME
----                   ----------
Boston Balanced Fund   Balanced Fund
Boston Equity Fund     Equity Fund

     Financial statements for all other series of the Group are published separately.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     FEDERAL INCOME TAXES:

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

                                    Continued

Notes to Financial Statements                     September 30, 2005 (Unaudited)

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     The Funds and Boston Trust Investment Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Adviser of its advisory fees:

FUND            FEE RATE
----            --------
Balanced Fund     0.75%
Equity Fund       0.75

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $11,719 for the six months ended September 30, 2005, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN,TRANSFER AGENCY, AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Fund's custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2005, the Adviser reimbursed fees in the amount of $17,590 and $13,610 for the Boston Balanced Fund and Boston Equity Fund, respectively. As of September 30, 2005, the Advisor may recoup $164,820 and $66,827 from the Boston Balanced Fund and Boston Equity Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the six months ended September 30, 2005, BISYS Ohio voluntarily waived fees in the amount of $46,334 and $11,051 for the Balanced Fund and Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2005, totaled:

                        PURCHASES       SALES
                       -----------   -----------
Boston Balanced Fund   $20,550,303   $17,139,243
Boston Equity Fund       4,396,053     3,508,980

5.   FEDERAL TAX INFORMATION:

     For federal income tax purposes, the Boston Balanced Fund and Boston Equity Fund have capital loss carry forwards of $0 and $0, respectively, available to offset future realized gains, if any. Accordingly, no provision for federal tax is required.

                                    Continued

Notes to Financial Statements                     September 30, 2005 (Unaudited)

6.   TABLE OF SHAREHOLDER EXPENSES:

     As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

     Actual Expenses

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                             EXPENSE PAID     EXPENSE RATIO
                       BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*    DURING PERIOD
                          VALUE 4/1/05      VALUE 9/30/05   4/1/05-9/30/05   4/1/05-9/30/05
                       -----------------   --------------   --------------   --------------
Boston Balanced Fund       $1,000.00          $1,005.90          $5.03            1.00%
Boston Equity Fund          1,000.00           1,004.20           5.02            1.00%

     Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                             EXPENSE PAID     EXPENSE RATIO
                       BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*    DURING PERIOD
                          VALUE 4/1/05      VALUE 9/30/05   4/1/05-9/30/05   4/1/05-9/30/05
                       -----------------   --------------   --------------   --------------
Boston Balanced Fund       $1,000.00          $1,020.05          $5.06            1.00%
Boston Equity Fund          1,000.00           1,020.05           5.06            1.00%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

7.   TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

     The Boston Trust Funds invested, as a percentage of net assets, in the following industries as of September 30, 2005.

BOSTON BALANCED FUND

SECURITY ALLOCATION               PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS     NET ASSETS
-------------------------------   -------------
U.S. Government Obligations            24.4%
Financial Services                     17.5%
Health Care                            10.6%
Consumer Staples                       10.3%
Technology                              9.4%
Energy                                  6.5%
Consumer Cyclicals                      5.6%
Basic Materials                         4.4%
Capital Goods                           3.5%
Consumer Products                       2.4%
Investment Companies                    2.3%
Producer Products                       2.0%
Transportation                          0.9%
Other Assets & Liabilities              0.2%
                                      -----
Total                                 100.0%
                                      =====

BOSTON EQUITY FUND

SECURITY ALLOCATION               PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS     NET ASSETS
-------------------------------   -------------
Financial Services                     20.6%
Health Care                            16.0%
Consumer Staples                       13.6%
Technology                             11.6%
Energy                                  9.2%
Basic Materials                         6.5%
Capital Goods                           5.3%
Consumer Cyclicals                      5.2%
Investment Companies                    4.1%
Producer Products                       3.4%
Consumer Products                       3.0%
Transportation                          1.5%
                                      -----
Total                                 100.0%
                                      =====

     Other Information:

     A description of the policies and procedures that the Funds' use to determine how to vote proxies related to portfolio securities is available
     (I) without charge, upon request, by calling 1-800-282-8782 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-282-8782 and
     (ii) on the Commission's website at http://www.sec.gov.

     Schedules of Portfolio Investments for the periods ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    Continued

                       This page intentionally left blank.

                       This page intentionally left blank.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

                         (WALDEN ASSET MANAGEMENT LOGO)

                     Investing for social change since 1975

                           WALDEN SOCIAL BALANCED FUND

                            WALDEN SOCIAL EQUITY FUND

                                                              SEMI-ANNUAL REPORT
                                                              September 30, 2005

                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2005

Social Research and Action Update .........................................    1

Walden Social Balanced Fund
   Market and Performance Review ..........................................    3
   Investment Performance .................................................    5
   Schedule of Portfolio Investments ......................................    6
   Financial Statements ...................................................    8
   Financial Highlights ...................................................   10

Walden Social Equity Fund
   Market and Performance Review ..........................................    3
   Investment Performance .................................................    5
   Schedule of Portfolio Investments ......................................   11
   Financial Statements ...................................................   12
   Financial Highlights ...................................................   14

Notes to Financial Statements .............................................   15

Social Research and Action Update                             September 30, 2005

ENVIRONMENT

Commercial transportation accounts for one tenth of the U.S. greenhouse gas emissions from fossil fuel use. Walden has written to a number of companies, asking that they provide us with information about their programs and policies relating to the climate change impact of their commercial transport. BellSouth, Dell, Staples, and W.W. Grainger were the first to respond to our inquiries.

Staples has a seven percent greenhouse gas reduction goal from total operations from its 2001 baseline. Although the company leases its vehicles, it has put in place a number of energy use reduction mechanisms, including a non-idling policy, utilizing route optimization software, and encouraging new technology. It is also considering the use of hybrids for its city delivery trucks. Dell partners with EPA's SmartWay certified shippers, and is working to shift away from higher impact air transport toward ground transport. Grainger partners with UPS for 80 percent of its shipping. Grainger described UPS' purchase of low emission vehicles, use of alternative fuels in its fleet and commitment to decrease fuel use per package. BellSouth wrote to Walden about its work to reduce fleet impacts by trending toward lighter, more fuel efficient vehicles and improving dispatch efficiency. The company is also testing the feasibility of utilizing hybrid pick-up trucks. We expect to hear from many more companies on this issue in the coming months.

CEO Steven Farris of Apache, an oil and natural gas production and exploration company met with investors concerned with the company's management of climate change issues. He expressed his commitment to this and other environmental issues, while shareholders emphasized the importance of planning for the long term. We monitor Apache closely as it develops its public statement on climate change and expands its environmental reporting, steps the company committed to when shareholders withdrew their climate change resolution last proxy season.

The Carbon Disclosure Project (CDP), a coordinating body for institutional investors that asks Financial Times Global 500 companies for their climate change management plans, has released the results of its third survey. With 71 percent of companies responding, the CDP found that "A sea-change in corporate positioning on climate change is discernible over the last 18 months. Perceptions are changing most notably among U.S.-based companies, many of which have asked publicly for greater certainty on greenhouse gas emissions." Walden has been a CDP signatory for all three years of the project. Each year we write to companies held in client portfolios encouraging them to answer the CDP questionnaire.

WORKPLACE

Companies held in a number ofWalden client portfolios, Carver Bancorp, Cincinnati Financial, Commerce Bancshares and First Midwest, have confirmed to Walden that they have non-discrimination policies that include protection for employees against discrimination based on sexual orientation. Perhaps most encouragingly, after several years of shareholder pressure, Emerson Electric has modified its policy to be inclusive with company spokesman Mark Polzin stating,"We felt it is appropriate to make the change at this time, consistent with the clear trend in industry." Walden had co-filed the shareholder resolution at Emerson this year asking that the company change its policy. The resolution has now been withdrawn. Nike went on record to support a bill in Oregon that would make it illegal to discriminate against lesbian, gay, bisexual and transgender employees, and a bill that would allow for civil unions. As Wes Coleman, Nike's Vice President of Global Human Resources wrote,"One of the Nike Maxims is to 'Do the Right Thing,' which asks our employees not to look for things that make us different, but to look for things that make us better. Many of our employees' lives will be better because of the passage of these bills."

The International Brotherhood of Teamsters and American Rights at Work have commended Costco's employee practices for low executive compensation, high wages and strong benefits relative to the industry. Costco's CEO, Jim Senegal, has stated that he believes customers choose Costco partly because of its labor stance.

CORPORATE GOVERNANCE

Walden is a signatory to the public statement of the Boston College Center for Corporate Citizenship's Institute for Responsible Investment, supporting majority vote elections for corporate boards. We believe that requiring a board member to receive a majority of support votes increases accountability and responsiveness to shareholder concerns. We were pleased to note that Automatic Data Processing is one of the many companies to recently adopt such a majority vote policy. Other companies, such as Pfizer, Microsoft and Wells Fargo have compromised on this issue, deciding that if a board member must resign if he/she does not receive a majority vote. The remaining directors will then consider whether to accept that resignation.

During the U.S. Banking, Housing, and Urban Affairs Committee hearings around the selection of a new Chair of the Securities Exchange Commission (SEC), we advocated for a Chair who is a vigorous supporter of participatory corporate governance, stronger corporate disclosure, and independent SEC regulation of our financial system.

Social Research and Action Update                             September 30, 2005

HIV/AIDS

A number of pharmaceutical companies have reached an agreement with officials from eleven Latin American countries for discounts on antiretroviral drugs. The two-year agreement creates a pricing structure that allows the countries affordable access to antiretrovirals. Participating drug companies include GlaxoSmithKline, and Merck.The discounts will range from 15 to 66 percent, varying according to the medicine and the country.

FAIR LENDING

Advocates concerned about predatory and fair lending are lauding Wells Fargo's recently announced changes to its subprime lending practices. Changes include: reducing pre-payment penalties; standardizing loans according to credit history, regardless of the holding company a customer is working with; eliminating mandatory arbitration clauses; and capping sub-prime origination fees at $1,500. With the implementation of these changes Wells Fargo will be adopting "best in class" subprime lending standards, although its payday lending practices remain a controversial issue.

CONSTRUCTIVE DIALOGUE

In August, Intel met at our offices with us and other members of the social investment community as a part of an annual accountability session. Company representatives affirmed Intel's commitment to stakeholder engagement and answered investor questions on topics ranging from stock options to water conservation. At a meeting with Walden and other investors, BP emphasized its commitment to addressing climate change and detailed the ways in which it is trying to respond to this issue, including the development of a controversial deep sea carbon sequestration project. While BP's response to climate change still has significant challenges, we are pleased by its responsive and communicative approach. Coca-Cola, having added a Director of Global Stakeholder Relations, came to Walden's offices twice over the summer. The meetings focused on effective forms of engagement and appropriate processes for relationship building with advocates.

PORTFOLIO HOLDINGS AND PERCENTAGES AS OF 9/30/05 AND ARE SUBJECT TO CHANGE.

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and Walden Social Equity Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

                                                     WALDEN SOCIAL BALANCED FUND
Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review (Unaudited)        Manager Commentary by Stephen Moody and Robert Lincoln

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, MAY GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7089.

MARKET PERFORMANCE AND SUMMARY

After several years of generally satisfying returns, both in absolute terms and relative to the market, the last two calendar quarters have proved challenging ones for our style of management. Much of the disappointing results for the Walden Social Balanced Fund and the Walden Social Equity Fund can be attributed to two factors: our investment position with respect to the equities in the energy sector and our long held emphasis on companies we judge to be of superior financial quality.

Like most observers of the energy markets a year ago, we did not anticipate the rapid and sustained rise in energy prices that continue to dominate financial markets today. Not only did this perspective lead us to underweight this sector relative to the market as a whole, even more importantly, we avoided those energy companies with the greatest leverage to high oil prices, instead focusing on companies with stronger financial histories and more diversified business strategies. As it turned out, the best performing energy stocks were those more narrowly focused on either exploration or refining. Thus far during calendar year 2005, the stocks of such companies have risen sharply, sometimes even doubling, while the returns for the overall market excluding energy were roughly unchanged.

The second source of the recent performance shortfall derives from a key aspect of our fundamental investment strategy. Our approach to equities has always included a rigorous examination of the financial strength of the companies we select. Our goal has been to focus on companies with histories of consistent results, solid profitability and superior earnings quality.(1)

While we believe this strategy has added significantly to performance over long periods of time, stocks of some of the financially strongest companies fared poorly in this year's market. For example, stocks designated in the top three quality ranks by Standard and Poor's (A+, A, A-) are on average unchanged for the first three quarters of 2005 while those ranked lower have, on average, produced positive results of between 5% and 10% during the same period.

ECONOMIC SUMMARY AND OUTLOOK

The U.S. economy has had an extraordinary record of resilience over the past two decades. During this period, we have had only two recessions and both were mild compared to most others experienced in the prior 40 years. Despite this track record, 2005 has brought concern about an impending business slowdown from many economic forecasters and financial analysts. Rising energy prices, higher short-term interest rates, and the end of the housing boom are the adverse catalysts noted most frequently. Others include the rapidly escalating Federal budget deficit, our trade imbalance (and the broader measure, incorporating services as well as goods, the balance on currant account), and the associated dependence on a few countries to finance our net imports of goods and services by buying our stocks and bonds. In our last report we noted our view that continued growth in GDP(2) was far more likely than recession over the next six to eighteen months. Our opinion has not changed. We believe growth in employment, personal income, business capital spending, and productivity will all tend to support future economic activity. Moreover, the rebuilding process that will follow the devastation in New Orleans and along the Gulf Coast should augment, not restrain, future economic gains.

The primary impact of higher oil and gasoline prices has been to alter, rather than reduce, consumer spending. In total, the added cost of energy has not been sufficient to depress economic activity materially. Not surprisingly, lower income groups, and the businesses that serve them, have been affected most. There is also some evidence that higher gasoline prices have finally begun to depress sales of larger, less fuel efficient cars and SUV's. We believe these and other cost driven gains in conservation should serve to restrain future oil prices. The bullish (higher oil price) argument rests mostly on the view that global sources of conventional oil and natural gas have already reached peak

(1)  Portfolio composition is subject to change.

(2) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

                                                     WALDEN SOCIAL BALANCED FUND
Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review (cont.)            Manager Commentary by Stephen Moody and Robert Lincoln

production levels. Alternate sources of hydrocarbons, such as tar sands, synthetic fuels, and liquefied natural gas are more expensive to produce and deliver than conventional oil. The conclusion is that higher real energy prices are inevitable as world oil and gas demand increases, particularly as high population economies in India and China continue their rapid pace of development.

We believe the higher real oil price argument is plausible only over the long run - five or more years. We find it less persuasive for the more relevant investment horizon of three to five years. Proven global reserves of conventional oil and gas appear more than adequate for the intermediate term. Moreover, at prices above $40 per barrel, sourcing marginal demand from unconventional or alternative energy sources, if necessary, is profitable at current production costs. Time is the primary ingredient needed to develop these unconventional sources and to pursue additional conservation measures. As the normal forces of supply and demand materialize, we anticipate that they are likely to lead to lower, rather than higher, oil prices over the next year or two.

WALDEN SOCIAL BALANCED FUND INVESTMENT STRATEGY

Stocks, bonds and money market instruments had virtually identical returns through the first three quarters of 2005. Moreover, the quarter-to-quarter dispersion among these primary asset groups was low compared to the past ten years. The net result is that asset allocation has not been an effective portfolio management tool for adding value this year. We suspect that the past few quarters may prove to be an aberration in the more volatile longer term pattern of the financial markets. The Social Balanced Fund's equity allocation at roughly 70% (which is near the upper end of the usual range of 40% to 75%) is indicative of our view that we still expect higher stock prices. Our opinion is based primarily on the favorable relative value of stocks compared to bonds.+

In the past decade, stocks have gone from being fairly valued, to being very much overvalued by the year 2000, to being fairly valued again today. Following the last two consecutive years of corporate profit growth at a faster pace than aggregate price gains, stocks of high quality companies are available at less than 20 times earnings, the lowest level since the mid 1990's. Provided we are correct about the low probability of an economic recession and slowing growth but not recession in corporate profits, future earnings are likely to support stock returns above the 4% to 5% yields currently available in bonds and money market instruments.

Within the Fund, we continue to find companies in the Healthcare and Finance sectors that meet this criteria. We also continue to have significant investments in industrial manufacturing companies that have adapted well to changing global sourcing strategies. Long-term holdings in these three sectors include Commerce Bancshares, Wilmington Trust, Donaldson, Illinois Tool Works, Medtronic, and Biomet. We regard the one energy investment we hold, BP (formerly British Petroleum) as one of the best positioned, as well as the best managed from the perspective of social responsibility, of the fully integrated companies in the oil industry. We believe BP should fare comparatively better in the future than those of more leveraged companies if we are correct that oil prices are likely to trend down in the months ahead.+

WALDEN SOCIAL EQUITY INVESTMENT STRATEGY

While we continuously reassess our investment strategy in light of changing conditions, we have confidence that the current strategy will ultimately prove rewarding. With respect to the energy sector, we believe that in time energy prices are likely to moderate and that this could rapidly deflate the stocks of those companies most leveraged to energy prices. Thus we do not intend to increase our allocation to the energy sector or to be more aggressive in energy stock selection.+

We have particular confidence that our quality focus will once again prove profitable. Indeed, we believe that there are an unusual number of financially strong companies available today at attractive prices. For many of these, the recent disappointing results reflect the swings in market preferences rather than a shortfall in earnings or a deterioration of business fundamentals. While it is impossible to know when these preferences will again shift, we believe that the increasing underlying value of such companies will ultimately be well rewarded in the marketplace.


/s/ Stephen Moody
------------------------------------
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.


/s/ Robert Lincoln
------------------------------------
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

+    Portfolio composition is subject to change

                                                     WALDEN SOCIAL BALANCED FUND
Investment Performance (Unaudited)                            September 30, 2005

Fund Net Asset Value: $11.17

                                                                                      ANNUALIZED
                                                                    ----------------------------------------------
                                                 SIX MONTHS ENDED   1 YEAR ENDED   5 YEARS ENDED   SINCE INCEPTION
                                                      9/30/05          9/30/05        9/30/05       JUNE 20, 1999
                                                 ----------------   ------------   -------------   ---------------
WALDEN SOCIAL BALANCED FUND*                           0.81%            5.18%           2.51%            3.21%
Lipper Balanced Funds Average**                        4.52%            9.78%           2.05%            2.81%
Standard & Poor's 500 Stock Index**                    5.02%           12.25%          -1.49%           -0.23%
Lehman Brothers Government/Credit Bond Index**         2.45%            2.58%           6.89%            6.67%
90-Day U.S.Treasury Bills**                            1.52%            2.63%           2.23%            2.88%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**   The performance data is calculated from June 30, 1999.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S.Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                       WALDEN SOCIAL EQUITY FUND
Fund Net Asset Value: $11.39                                  September 30, 2005

                                                                           ANNUALIZED
                                                         ----------------------------------------------
                                      SIX MONTHS ENDED   1 YEAR ENDED   5 YEARS ENDED   SINCE INCEPTION
                                           9/30/05          9/30/05        9/30/05       JUNE 20, 1999
                                      ----------------   ------------   -------------   ---------------
WALDEN SOCIAL EQUITY FUND*                  0.44%            6.33%           2.58%            2.60%
Standard & Poor's 500 Stock Index**         5.02%           12.25%          -1.49%           -0.23%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7089.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

** The performance data being shown for the S&P 500 is calculated from June 17, 1999.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)

COMMON STOCKS (70.4%)

SECURITY DESCRIPTION                                       SHARES      VALUE ($)
--------------------                                     ----------   ----------
BASIC MATERIALS (4.9%)
Donaldson Co., Inc. ..................................       12,000      366,360
Ecolab, Inc. .........................................       10,000      319,300
Praxair, Inc. ........................................        8,000      383,440
Sigma-Aldrich ........................................        5,000      320,300
                                                                      ----------
                                                                       1,389,400
                                                                      ----------
CAPITAL GOODS (2.3%)
Illinois Tool Works ..................................        8,000      658,640
                                                                      ----------
CONSUMER CYCLICALS (6.0%)
Home Depot, Inc. .....................................       10,000      381,400
Honda Motor Co. Ltd., ADR ............................        8,000      227,200
McClatchy Co. ........................................        2,500      163,075
Omnicom Group, Inc. ..................................        5,700      476,691
Staples, Inc. ........................................       13,500      287,820
Washington Post Co. ..................................          220      176,550
                                                                      ----------
                                                                       1,712,736
                                                                      ----------
CONSUMER PRODUCTS (0.6%)
Aptargroup, Inc. .....................................        3,500      174,335
                                                                      ----------
CONSUMER STAPLES (9.1%)
Alberto-Culver Co. ...................................        7,500      335,625
Colgate-Palmolive Co. ................................        7,200      380,088
Costco Wholesale Corp. ...............................        8,500      366,265
Estee Lauder Cos., Inc., Class A .....................        6,000      208,980
Pepsico, Inc. ........................................        6,600      374,286
Procter & Gamble Co. .................................        1,700      101,082
Sysco Corp. ..........................................       15,000      470,550
The Hershey Company ..................................        3,000      168,930
W.W. Grainger, Inc. ..................................        3,000      188,760
                                                                      ----------
                                                                       2,594,566
                                                                      ----------
ENERGY (3.5%)
BP PLC, ADR ..........................................       14,000      991,900
                                                                      ----------
FINANCIAL SERVICES (14.1%)
AmSouth Bancorporation ...............................       10,000      252,600
Bank of America Corp. ................................       13,000      547,300
Chubb Corp. ..........................................        5,000      447,750
Cincinnati Financial Corp. ...........................        8,715      365,071
Comerica, Inc. .......................................        5,000      294,500
Commerce Bancshares, Inc. ............................        5,512      283,758
MBNA Corp. ...........................................        4,000       98,560
Northern Trust Corp. .................................        7,000      353,850
State Street Corp. ...................................        7,000      342,440
T. Rowe Price Group, Inc. ............................        5,500      359,150
Wells Fargo & Co. ....................................        4,000      234,280
Wilmington Trust Corp. ...............................       12,000      437,400
                                                                      ----------
                                                                       4,016,659
                                                                      ----------
HEALTH CARE (14.6%)
Amgen, Inc. (b) ......................................        4,000      318,680
Becton, Dickinson & Co. ..............................        3,000      157,290
Biomet, Inc. .........................................        9,000      312,390
C.R. Bard, Inc. ......................................        4,000      264,120
Dentsply International, Inc. .........................        3,300      178,266
GlaxoSmithKline PLC - ADR ............................        8,000      410,240
Henry Schein, Inc. (b) ...............................        5,000      213,100
IMS Health, Inc. .....................................        3,500       88,095
Johnson & Johnson, Inc. ..............................        7,000      442,960
Medtronic, Inc. ......................................        6,000      321,720
Novartis AG - ADR ....................................        8,200      418,200

                                                          SHARES OR
                                                          PRINCIPAL
SECURITY DESCRIPTION                                       AMOUNT     VALUE ($)
--------------------                                     ----------   ----------
Patterson Companies, Inc. (b) ........................        4,000      160,120
Respironics, Inc. (b) ................................        4,900      206,682
Teva Pharmaceutical Ltd., ADR ........................       14,000      467,880
Zimmer Holdings, Inc. (b) ............................        2,800      192,892
                                                                      ----------
                                                                       4,152,635
                                                                      ----------
PRODUCER PRODUCTS (1.7%)
Carlisle Cos., Inc. ..................................        3,000      190,710
Tele.ex, Inc. ........................................        4,000      282,000
                                                                      ----------
                                                                         472,710
                                                                      ----------
RETAIL STORES (0.5%)
TJX Cos., Inc. .......................................        7,000      143,360
                                                                      ----------
TECHNOLOGY (11.1%)
3M Co. ...............................................        4,000      293,440
Af.liated Computer Services, Inc. (b) ................        3,000      163,800
Applied Materials, Inc. ..............................       16,000      271,360
Automatic Data Processing, Inc. ......................        7,000      301,280
Cisco Systems, Inc. (b) ..............................       11,000      197,230
Dell, Inc. (b) .......................................       11,000      376,200
EMC Corp. (b) ........................................       14,000      181,160
Intel Corp. ..........................................       11,500      283,475
International Business Machines Corp. ................        4,000      320,880
Jabil Circuit, Inc. (b) ..............................        6,700      207,164
Microsoft Corp. ......................................       15,000      385,950
Oracle Corp. (b) .....................................       15,000      185,850
                                                                      ----------
                                                                       3,167,789
                                                                      ----------
TRANSPORTATION (2.0%)
FedEx Corp. ..........................................        2,500      217,825
United Parcel Service, Inc. Class B ..................        5,000      345,650
                                                                      ----------
                                                                         563,475
                                                                      ----------
TOTAL COMMON STOCKS (COST $17,155,514) ...............                20,038,205
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (25.4%)

FEDERAL FARM CREDIT BANK (1.9%)
6.00%, 3/7/11 ........................................      500,000      534,909
                                                                      ----------
FEDERAL HOME LOAN BANK (8.6%)
5.38%, 2/15/06 .......................................      500,000      502,296
2.75%, 5/15/06 .......................................   1 ,000,000      990,914
3.75%, 9/28/06 .......................................      500,000      496,545
3.50%, 11/15/07 ......................................      500,000      491,032
                                                                      ----------
                                                                       2,480,787
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.5%)
3.22%*, 1/27/06 ......................................   1 ,000,000      987,707
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.9%)
6.50%, 2/15/32 .......................................       24,616       25,620
6.50%, 5/15/32 .......................................      199,916      208,070
6.00%, 7/15/34 .......................................      296,368      303,706
                                                                      ----------
                                                                         537,396
                                                                      ----------
HOUSING AND URBAN DEVELOPMENT (0.8%)
7.50%, 8/1/11 ........................................      200,000      220,340
                                                                      ----------
U.S. TREASURY INFLATION PROTECTED BONDS (8.7%)
3.625%, 1/15/08 ......................................   1 ,000,000    1,280,653
3.00%, 7/15/12 .......................................   1 ,000,000    1,182,956
                                                                      ----------
                                                                       2,463,609
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $7,138,171) ........................                 7,224,748
                                                                      ----------

                                    Continued

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)

INVESTMENT COMPANIES (2.4%)

                                                     PRINCIPAL
SECURITY DESCRIPTION                                   AMOUNT      VALUE ($)
--------------------                                -----------   -----------
Fifth Third Institutional Government Money
   Market Fund - Institutional Class ............     675,737         675,737
                                                                  -----------
TOTAL INVESTMENT COMPANIES
(COST $675,737) .................................                     675,737
                                                                  -----------
CERTIFICATES OF DEPOSIT (1.1%)

Albina Community BankCorp, 3.59%, 3/15/08 .......      25,000          25,000
Central Appalachian Peoples Federal Credit
   Union, 4.00%, 3/14/09 ........................      25 000          25 000
Community Capital Bank, 3.80%, 7/20/08 ..........      50,000          50,000
Delta Bank and Trust Co., 2.75%, 10/6/07 ........      25,000          25,000
Elk Horn Bank, 3.75%, 03/14/08 ..................      25,000          25,000
Quitman TRI-COUNTY Bank, 2.00%, 1/9/06 ..........      25,000          25,000
Shorebank Pacific Bank, 3.02%, 7/13/07 ..........      50,000          50,000
Shorebank Pacific Bank, 2.85%, 2/10/06 ..........      50,000          50,000
Vermont Development Credit, 3.75%, 7/13/09 ......      50,000          50,000
                                                                  -----------
TOTAL CERTIFICATES OF DEPOSIT
(COST $325,000) ................................                      325,000
                                                                  -----------
TOTAL INVESTMENTS
(COST $25,294,422) (A) - 99.3% ..................                  28,263,690
Other assets in excess of liabilities - 0.7% ....                     186,396
                                                                  -----------
NET ASSETS - 100.0% .............................                 $28,450,086
                                                                  ===========

----------
(a) At September 30,2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation...................   $3,568,201
Unrealized depreciation...................     (598,933)
                                             ----------
Net unrealized appreciation...............   $2,969,268
                                             ==========

(b)  Represents non-income producing security.

ADR -American Depositary Receipt

* Discount note. Rate disclosed represents the effective yield at September 30, 2005.

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS:
Investments, at value (cost $25,294,422) ..              $28,263,690
Interest and dividends receivable .........                   77,308
Receivable for investments sold ...........                  138,459
Prepaid expenses ..........................                    4,154
                                                         -----------
      Total Assets ........................               28,483,611
LIABILITIES:
Accrued expenses and other liabilities:
   Investment Adviser .....................   $ 14,566
   Administration .........................        466
   Accounting .............................        660
   Chief Compliance Officer ...............        192
   Custodian ..............................      1,418
   Transfer Agent .........................      3,036
   Other ..................................     13,187
                                             --------
      Total Liabilities ...................                   33,525
                                                         -----------
NET ASSETS ................................              $28,450,086
                                                         ===========
COMPOSITION OF NET ASSETS:
Capital ...................................              $25,758,417
Undistributed net investment income .......                  298,569
Accumulated net realized losses from
   investment transactions ................                 (576,168)
Unrealized appreciation from investments ..                2,969,268
                                                         ===========
NET ASSETS ................................              $28,450,086
                                                         ===========
Shares outstanding (par value $0.001,
   unlimited number of shares
   authorized) ............................                2,546,787
                                                         ===========
Net Asset Value, Offering Price and
   Redemption Price per share .............              $     11.17
                                                         ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005 (Unaudited)

INVESTMENT INCOME:
   Interest ...............................              $   182,048
   Dividend ...............................                  174,921
                                                         -----------
      TOTAL INVESTMENT INCOME .............                  356,969
                                                         -----------
EXPENSES:
   Investment Adviser .....................   $107,541
   Administration .........................     28,678
   Accounting .............................      3,629
   Chief Compliance Officer ...............      1,156
   Custodian ..............................      4,390
   Transfer Agency ........................      9,036
   Other ..................................     15,659
                                              --------
      Total expenses before fee
         reductions .......................                  170,089
      Fees reduced by the Administrator ...                   (7,611)
      Fees reduced by the Investment
         Adviser ..........................                  (19,081)
                                                         -----------
   NET EXPENSES ...........................                  143,397
                                                         -----------
NET INVESTMENT INCOME .....................                  213,572
                                                         -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
Net realized gains from investment
   transactions ...........................                  288,498
Change in unrealized appreciation/
   (depreciation) from investments ........                 (257,241)
                                                         -----------
Net realized/unrealized gains from
   investments ............................                   31,257
                                                         -----------
CHANGE IN NET ASSETS FROM OPERATIONS ......              $   244,829
                                                         ===========

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the six
                                                                          months ended      For the year ended
                                                                       September 30, 2005      March 31, 2005
                                                                       ------------------   ------------------
                                                                           (Unaudited)
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..............................................      $   213,572          $   329,034
Net realized gains from investment transactions ....................          288,498              279,422
Change in unrealized appreciation/(depreciation) from investments ..         (257,241)             546,589
                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS ...............................          244,829            1,155,045
                                                                          -----------          -----------
DIVIDENDS:
   Net investment income ...........................................               --             (311,994)
                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ....................               --             (311,994)
                                                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .....................................        1,016,523            4,713,816
   Dividends reinvested ............................................               --              310,107
   Cost of shares redeemed .........................................         (932,079)          (2,156,338)
                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...............           84,444            2,867,585
                                                                          -----------          -----------
CHANGE IN NET ASSETS ...............................................          329,273            3,710,636

NET ASSETS:
   Beginning of year ...............................................       28,120,813           24,410,177
                                                                          -----------          -----------
   End of year .....................................................      $28,450,086          $28,120,813
                                                                          ===========          ===========

SHARE TRANSACTIONS:
   Issued ..........................................................           92,118              428,350
   Reinvested ......................................................               --               27,663
   Redeemed ........................................................          (83,267)            (196,837)
                                                                          -----------          -----------
CHANGE IN SHARES ...................................................            8,851              259,176
                                                                          ===========          ===========
UNDISTRIBUTED NET INVESTMENT INCOME ................................      $   298,569          $    84,997
                                                                          ===========          ===========

                        See notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                       For the six
                                       months ended     For the          For the         For the         For the         For the
                                      September 30,    year ended      year ended      year ended      year ended      year ended
                                           2005      March 31, 2005  March 31, 2004  March 31, 2003  March 31, 2002  March 31, 2001
                                      -------------  --------------  --------------  --------------  --------------  --------------
                                       (Unaudited)
NET ASSET VALUE, BEGINNING OF
   PERIOD ..........................   $ 11.08          $ 10.71         $  9.13         $ 10.22         $  9.93         $ 10.69
                                       -------          -------         -------         -------         -------         -------

INVESTMENT ACTIVITIES:
   Net investment income ...........      0.09             0.13            0.13            0.18            0.18            0.19
   Net realized and unrealized
      gains/(losses) from investment
      transactions .................        --             0.37            1.59           (1.10)           0.31           (0.77)
                                       -------          -------         -------         -------         -------         -------
   Total from investment
      activities ...................      0.09             0.50            1.72           (0.92)           0.49           (0.58)
                                       -------          -------         -------         -------         -------         -------

DIVIDENDS:
   Net investment income ...........        --            (0.13)          (0.14)          (0.17)          (0.20)          (0.18)
                                       -------          -------         -------         -------         -------         -------
   Total dividends .................        --            (0.13)          (0.14)          (0.17)          (0.20)          (0.18)
                                       -------          -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD .....   $ 11.17          $ 11.08         $ 10.71         $  9.13         $ 10.22         $  9.93
                                       =======          =======         =======         =======         =======         =======

TOTAL RETURN .......................      0.81%(a)         4.62%          18.91%          (9.00%)          4.94%          (5.57%)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period
      (000's) ......................   $28,450          $28,121         $24,410         $18,528         $17,786         $13,612
   Ratio of net expenses to average
      net assets ...................      1.00%(b)         1.00%           1.00%           1.00%           1.00%           1.00%
   Ratio of net investment income to
      average net assets ...........      1.49%(b)         1.26%           1.38%           1.95%           1.85%           1.88%
   Ratio of expenses to average net
      assets (c) ...................      1.19%(b)         1.26%           1.26%           1.26%           1.28%           1.33%
   Portfolio turnover ..............     16.16%           21.15%          26.47%          40.07%          22.09%          29.06%

----------
(a)  Not annualized.

(b)  Annualized.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See notes to Financial Statements

                                                       WALDEN SOCIAL EQUITY FUND
Schedule of Portfolio Investments                 September 30, 2005 (Unaudited)


COMMON STOCKS (99.9%)

SECURITY DESCRIPTION                                         SHARES    VALUE ($)
--------------------                                        -------   ----------
BASIC MATERIALS (5.6%)
Bemis Co., Inc. .........................................    16,000      395,200
Donaldson Co., Inc. .....................................    15,000      457,950
Ecolab, Inc. ............................................    16,000      510,880
Sealed Air Corp. (b) ....................................     8,000      379,680
Sigma-Aldrich ...........................................    12,000      768,720
                                                                      ----------
                                                                       2,512,430
                                                                      ----------
CAPITAL GOODS (2.2%)
Illinois Tool Works .....................................    12,000      987,960
                                                                      ----------
COMMUNICATION SERVICES (2.3%)
Alltel Corp. ............................................     8,000      520,880
Nokia Corp., ADR ........................................    30,000      507,300
                                                                      ----------
                                                                       1,028,180
                                                                      ----------
CONSUMER CYCLICALS (10.2%)
Eaton Corp. .............................................    11,000      699,050
Home Depot, Inc. ........................................    23,300      888,662
Lear Corp. ..............................................    10,000      339,700
Leggett & Platt, Inc. ...................................    27,500      555,500
McClatchy Co. ...........................................     6,000      391,380
Nike, Inc. ..............................................     5,500      449,240
Staples, Inc. ...........................................    37,500      799,500
Washington Post Co. .....................................       600      481,500
                                                                      ----------
                                                                       4,604,532
                                                                      ----------
CONSUMER PRODUCTS (1.1%)
Aptargroup, Inc. ........................................    10,000      498,100
                                                                      ----------
CONSUMER STAPLES (12.4%)
Alberto-Culver Co. ......................................    10,000      447,500
Colgate-Palmolive Co. ...................................    16,000      844,640
Costco Wholesale Corp. ..................................    20,000      861,800
Estee Lauder Cos., Inc., Class A ........................    15,000      522,450
Pepsico, Inc. ...........................................    16,000      907,360
Procter & Gamble Co. ....................................     8,000      475,680
Sysco Corp. .............................................    25,000      784,250
W.W. Grainger, Inc. .....................................    12,000      755,040
                                                                      ----------
                                                                       5,598,720
                                                                      ----------
ENERGY (7.4%)
Apache Corp. ............................................    13,000      977,860
BP PLC, ADR .............................................    28,000    1,983,800
Keyspan Corp. ...........................................    10,000      367,800
                                                                      ----------
                                                                       3,329,460
                                                                      ----------
FINANCIAL SERVICES (20.7%)
AmSouth Bancorporation ..................................    25,000      631,500
Bank of America Corp. ...................................    18,000      757,800
Chubb Corp. .............................................    10,000      895,500
Cincinnati Financial Corp. ..............................    19,845      831,307
Comerica, Inc. ..........................................    13,000      765,700
Commerce Bancshares, Inc. ...............................    15,750      810,810
Northern Trust Corp. ....................................    14,000      707,700
State Street Corp. ......................................    12,000      587,040
Suntrust Banks, Inc. ....................................    10,000      694,500
T. Rowe Price Group, Inc. ...............................    15,000      979,500
Wells Fargo & Co. .......................................    15,000      878,550
Wilmington Trust Corp. ..................................    21,000      765,450
                                                                      ----------
                                                                       9,305,357
                                                                      ----------
HEALTH CARE (17.9%)
Amgen, Inc. (b) .........................................    12,000      956,040
Biomet, Inc. ............................................    12,000      416,520
C.R. Bard, Inc. .........................................     6,000      396,180
Dentsply International, Inc. ............................    12,000      648,240
GlaxoSmithKline PLC - ADR ...............................    15,000      769,200
Henry Schein, Inc. (b) ..................................    16,000      681,920
Johnson & Johnson, Inc. .................................    17,000    1,075,760
Medtronic, Inc. .........................................    20,000    1,072,400
Novartis AG - ADR .......................................    15,000      765,000
Pfizer, Inc. ............................................    16,000      399,520
Teva Pharmaceutical Ltd., ADR ...........................    26,000      868,920
                                                                      ----------
                                                                       8,049,700
                                                                      ----------
PRODUCER PRODUCTS (1.3%)
Teleflex, Inc. ..........................................     8,000      564,000
                                                                      ----------
RETAIL STORES (0.9%)
TJX Cos., Inc. ..........................................    20,000      409,600
                                                                      ----------
TECHNOLOGY (14.4%)
3M Co. ..................................................    12,000      880,320
Adobe Systems, Inc. .....................................    10,000      298,500
Applied Materials, Inc. .................................    25,000      424,000
Automatic Data Processing, Inc. .........................    12,000      516,480
Dell, Inc. (b) ..........................................    16,500      564,300
EMC Corp. (b) ...........................................    16,500      213,510
Intel Corp. .............................................    25,000      616,250
International Business Machines Corp. ...................     7,000      561,540
Jabil Circuit, Inc. (b) .................................    11,000      340,120
Microsoft Corp. .........................................    40,000    1,029,200
Oracle Corp. (b) ........................................    35,000      433,650
Waters Corp. (b) ........................................     5,000      208,000
Zebra Technologies, Class A (b) .........................    10,000      390,900
                                                                      ----------
                                                                       6,476,770
                                                                      ----------
TRANSPORTATION (3.5%)
Expeditors International of Washington, Inc. ............    12,000      681,360
United Parcel Service, Inc. Class B .....................    13,000      898,690
                                                                      ----------
                                                                       1,580,050
                                                                      ----------
TOTAL COMMON STOCKS
(COST $38,003,089) ......................................             44,944,859
                                                                      ----------
INVESTMENT COMPANIES (1.4%)
Fifth Third Institutional Government Money
   Market Fund - Institutional Class ....................   640,317      640,317
                                                                      ----------
TOTAL INVESTMENT COMPANIES
(COST $640,317) .........................................                640,317
                                                                      ----------
TOTAL INVESTMENTS
(COST $38,643,406) (A) - 101.3% .........................             45,585,176
Liabilities in excess of other assets - (1.3)% ..........               (565,683)
                                                                      ----------
NET ASSETS - 100.0% .....................................             45,019,493
                                                                      ==========

----------
(a) At September 30,2005 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation of securities as follows:

Unrealized appreciation .........................................   $ 8,622,740
Unrealized depreciation .........................................    (1,680,970)
                                                                    -----------
Net unrealized appreciation .....................................   $ 6,941,770
                                                                    ===========

(b)  Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS:
Investments, at value (cost $38,643,406) ..............              $45,585,176
Interest and dividends receivable .....................                   54,801
Prepaid expenses ......................................                    3,394
      Total Assets ....................................               45,643,371
                                                                     -----------
LIABILITIES:
Payable for investments purchased .....................   $571,593
Accrued expenses and other liabilities:
   Investment Adviser .................................     25,440
   Administration .....................................        738
   Accounting .........................................        460
   Chief Compliance Officer ...........................        308
   Custody ............................................      1,973
   Transfer Agent .....................................      3,035
   Other ..............................................     20,331
                                                          --------
      Total Liabilities ...............................                  623,878
                                                                     -----------
NET ASSETS ............................................              $45,019,493
                                                                     -----------
COMPOSITION OF NET ASSETS:
Capital ...............................................              $38,597,813
Undistributed net investment income ...................                  242,267
Accumulated net realized losses from
   investment transactions ............................                 (762,357)
Unrealized appreciation from investments ..............                6,941,770
                                                                     -----------
NET ASSETS ............................................              $45,019,493
                                                                     ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) .......................                3,954,177
                                                                     ===========
Net Asset Value, Offering Price and Redemption
   Price per share ....................................              $     11.39
                                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend ..............................................              $   381,888
                                                                     -----------
   TOTAL INVESTMENT INCOME ............................                  381,888
                                                                     -----------
EXPENSES:
   Investment Adviser .................................   $171,481
   Administration .....................................     45,729
   Accounting .........................................      2,640
   Chief Compliance Officer ...........................      1,851
   Custodian ..........................................      6,317
   Transfer Agency ....................................      9,035
   Other ..............................................     19,628
                                                          --------
      Total expenses before fee reductions ............                  256,681
      Fees reduced by the Administrator ...............                  (12,135)
      Fees reduced by the Investment Adviser ..........                  (15,915)
                                                                     -----------
      NET EXPENSES ....................................                  228,631
                                                                     -----------
NET INVESTMENT INCOME .................................                  153,257
                                                                     -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
Net realized gains from investment transactions .......                1,125,926
Change in unrealized appreciation/(depreciation)
   from investments ...................................               (1,100,984)
                                                                     -----------
Net realized/unrealized gains from investments ........                   24,942
                                                                     -----------
CHANGE IN NET ASSETS FROM OPERATIONS ..................              $   178,199
                                                                     ===========

                       See Notes to Financial Statements.

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the six
                                                                          months ended      For the year ended
                                                                       September 30, 2005     March 31, 2005
                                                                       ------------------   ------------------
                                                                           (Unaudited)
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..............................................      $   153,257          $   320,299
Net realized gains from investment transactions ....................        1,125,926              394,537
Change in unrealized appreciation/(depreciation) from investments ..       (1,100,984)           1,464,860
                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS ...............................          178,199            2,179,696
                                                                          -----------          -----------

DIVIDENDS:
   Net investment income ...........................................               --             (283,800)
                                                                          -----------          -----------
Change in net assets from shareholder dividends ....................               --             (283,800)
                                                                          -----------          -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .....................................        1,780,251            5,684,452
   Dividends reinvested ............................................               --              260,080
   Cost of shares redeemed .........................................       (2,226,017)          (2,999,078)
                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...............         (445,766)           2,945,454
                                                                          -----------          -----------
CHANGE IN NET ASSETS ...............................................         (267,567)           4,841,350

NET ASSETS:
   Beginning of year ...............................................       45,287,060           40,445,710
                                                                          -----------          -----------
   End of year .....................................................      $45,019,493          $45,287,060
                                                                          ===========          ===========

SHARE TRANSACTIONS:
   Issued ..........................................................          157,401              510,786
   Reinvested ......................................................               --               22,576
   Redeemed ........................................................         (195,500)            (269,969)
                                                                          -----------          -----------
CHANGE IN SHARES ...................................................          (38,099)             263,393
                                                                          ===========          ===========

UNDISTRIBUTED NET INVESTMENT INCOME ................................      $   242,267          $    89,010
                                                                          ===========          ===========

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                       For the six
                                       months ended      For the         For the         For the         For the        For the
                                      September 30,    year ended      year ended      year ended      year ended      year ended
                                           2005      March 31, 2005  March 31, 2004  March 31, 2003  March 31, 2002  March 31, 2001
                                      -------------  --------------  --------------  --------------  --------------  --------------
                                       (Unaudited)
NET ASSET VALUE, BEGINNING OF
   PERIOD ..........................   $ 11.34          $ 10.85         $  8.24         $ 10.26         $  9.49         $ 10.60
                                       -------          -------         -------         -------         -------         -------

INVESTMENT ACTIVITIES:
   Net investment income ...........      0.04             0.08            0.04            0.04            0.04            0.03
   Net realized and unrealized
      gains/(losses) from investment
      transactions .................      0.01             0.48            2.61           (2.02)           0.77           (1.10)
                                       -------          -------         -------         -------         -------         -------
   Total from investment
      activities ...................      0.05             0.56            2.65           (1.98)           0.81           (1.07)
                                       -------          -------         -------         -------         -------         -------

DIVIDENDS:
   Net investment income ...........        --            (0.07)          (0.04)          (0.04)          (0.04)          (0.04)
                                       -------          -------         -------         -------         -------         -------
   Total dividends .................        --            (0.07)          (0.04)          (0.04)          (0.04)          (0.04)
                                       -------          -------         -------         -------         -------         -------

NET ASSET VALUE, END OF PERIOD .....   $ 11.39          $ 11.34         $ 10.85         $  8.24         $ 10.26         $  9.49
                                       =======          =======         =======         =======         =======         =======

TOTAL RETURN .......................      0.44%(a)         5.18%          32.14%         (19.34%)          8.53%         (10.12%)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period
      (000's) ......................   $45,019          $45,287         $40,446         $26,450         $25,616         $21,366
   Ratio of net expenses to average
      net assets ...................      1.00%(b)         1.00%           1.00%           1.00%           1.00%           1.00%
   Ratio of net investment income to
      average net assets ...........      0.67%(b)         0.75%           0.45%           0.48%           0.35%           0.33%
   Ratio of expenses to average net
      assets (c) ...................      1.12%(b)         1.15%           1.16%           1.18%           1.18%           1.19%
   Portfolio turnover ..............     16.38%           15.89%          22.33%          16.10%          22.42%          45.26%

----------
(a)  Not annualized.

(b)  Annualized.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements                     September 30, 2005 (Unaudited)

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Walden Funds (individually a "Fund," collectively the "Funds"):

FUND                          SHORT NAME
----                          ----------
Walden Social Balanced Fund   Social Balanced Fund
Walden Social Equity Fund     Social Equity Fund

     Financial statements for all other series of the Group are published separately.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     FEDERAL INCOME TAXES:

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

                                    Continued

Notes to Financial Statements                     September 30, 2005 (Unaudited)

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     The Funds and Boston Trust Investment Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Adviser of its advisory fees:

FUND                   FEE RATE
----                   --------
Social Balanced Fund     0.75%
Social Equity Fund       0.75

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $11,719 for the six months ended September 30, 2005, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2005, the Adviser reimbursed fees in the amount of $19,081 and $15,915 for the Social Balanced Fund and Social Equity Fund, respectively. As of September 30, 2005, the Adviser may recoup $129,694 and $116,274 from the Social Balanced Fund and Social Equity
     Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the six months ended September 30, 2005, BISYS Ohio voluntarily waived fees in the amount of $7,611 and $12,135 for the Social Balanced Fund and Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2005, totaled:

FUND                    PURCHASES      SALES
----                   ----------   ----------
Social Balanced Fund   $4,893,543   $4,410,292
Social Equity Fund      7,022,119    6,377,004

5.   FEDERAL TAX INFORMATION:

     For federal income tax purposes, the Walden Social Balanced Fund and Walden Social Equity Fund have capital loss carry forwards of $864,666 and $1,885,358, respectively, available to offset future gains, if any, which are broken down by expiration date as follows. Accordingly, no provision for federal income tax is required.

                                AMOUNT     EXPIRES
                              ----------   -------
Walden Social Balanced Fund   $  229,751     2010
                                 571,189     2011
                                  63,726     2012

Walden Social Equity Fund        556,846     2010
                               1,328,512     2011

                                    Continued

Notes to Financial Statements                     September 30, 2005 (Unaudited)

6.   TABLE OF SHAREHOLDER EXPENSES:

     As a shareholder of the Boston Trust (Walden) Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust (Walden) Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September, 2005.

     ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                              BEGINNING ACCOUNT      ENDING         EXPENSE PAID       EXPENSE RATIO
                                    VALUE         ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                                    4/1/05           9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                              -----------------   -------------   ----------------   ----------------
Walden Social Balanced Fund       $1,000.00         $1,008.10           $5.03               1.00%
Walden Social Equity Fund          1,000.00          1,004.40            5.02               1.00%

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                              BEGINNING ACCOUNT      ENDING         EXPENSE PAID       EXPENSE RATIO
                                    VALUE         ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                                    4/1/05           9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                              -----------------   -------------   ----------------   ----------------
Walden Social Balanced Fund       $1,000.00         $1,020.05          $5.06               1.00%
Walden Social Equity Fund          1,000.00          1,020.05           5.06               1.00%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

7.   TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

     The Boston Trust (Walden) Funds invested, as a percentage of net assets, in the following industries as of September 30, 2005.

WALDEN SOCIAL BALANCED FUND

SECURITY ALLOCATION               PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS     NET ASSETS
-------------------------------   -------------
U.S. Government Obligations            25.4%
Health Care                            14.6%
Financial Services                     14.1%
Technology                             11.1%
Consumer Staples                        9.1%
Consumer Cyclicals                      6.0%
Basic Materials                         4.9%
Energy                                  3.5%
Investment Companies                    2.4%
Capital Goods                           2.3%
Transportation                          2.0%
Producer Products                       1.7%
Certificates of Deposit                 1.1%
Other Assets & Liabilities              0.7%
Consumer Products                       0.6%
Retail Stores                           0.5%
                                      -----
Total                                 100.0%
                                      =====

WALDEN SOCIAL EQUITY FUND

SECURITY ALLOCATION               PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS     NET ASSETS
-------------------------------   -------------
Financial Services                     20.7%
Health Care                            17.9%
Technology                             14.4%
Consumer Staples                       12.4%
Consumer Cyclicals                     10.2%
Energy                                  7.4%
Basic Materials                         5.6%
Transportation                          3.5%
Communication Services                  2.3%
Capital Goods                           2.2%
Investment Companies                    1.4%
Producer Products                       1.3%
Consumer Products                       1.1%
Retail Stores                           0.9%
Other Assets & Liabilities             -1.3%
                                      -----
Total                                 100.0%
                                      =====

     OTHER INFORMATION:

     A description of the policies and procedures that the Funds' use to determine how to vote proxies related to portfolio securities is available
     (I) without charge, upon request, by calling 1-800-282-8782 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-282-8782 and
     (ii) on the Commission's website at http://www.sec.gov.

     Schedules of Portfolio Investments for the periods ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

INVESTMENT ADVISOR
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is for the information of shareholders of The Shelby Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

                             (THE SHELBY FUNDS LOGO)

                                SMC CAPITAL, INC.
                               INVESTMENT ADVISOR

                               SEMI-ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                               SEPTEMBER 30, 2005

                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                TABLE OF CONTENTS

                                 THE SHELBY FUND

                       Statement of Assets and Liabilities
                                     PAGE 2

                             Statement of Operations
                                     PAGE 3

                       Statements of Changes in Net Assets
                                     PAGE 4

                        Schedule of Portfolio Investments
                                     PAGE 5

                            THE SHELBY LARGE CAP FUND

                       Statement of Assets and Liabilities
                                     PAGE 7

                             Statement of Operations
                                     PAGE 8

                       Statements of Changes in Net Assets
                                     PAGE 9

                        Schedule of Portfolio Investments
                                     PAGE 10

                          Notes to Financial Statements
                                     PAGE 12

                              Financial Highlights
                                     PAGE 20

THE COVENTRY GROUP
THE SHELBY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

ASSETS:
Investments, at value (cost $8,788,045) ................   $11,296,128
Cash ...................................................       110,529
Interest and dividends receivable ......................         5,102
Receivable due from investment advisor .................         1,322
Prepaid expenses .......................................         4,870
                                                           -----------
      Total Assets .....................................    11,417,951
                                                           -----------
LIABILITIES:
Options written, at value (premiums received $14,925) ..        14,250
Payable for investments purchased ......................       208,400
Accrued expenses and other payables:
   Administration fees .................................           181
   Distribution fees ...................................           151
   Transfer agent ......................................         3,424
   Trustee fees ........................................            63
   Chief Compliance Officer fees .......................         1,240
   Other ...............................................        33,537
                                                           -----------
      Total Liabilities ................................       261,246
                                                           -----------
NET ASSETS: ............................................   $11,156,705
                                                           ===========
Capital ................................................    18,265,222
Accumulated net investment loss ........................       (34,396)
Accumulated net realized losses from investment
   transactions ........................................    (9,582,879)
Unrealized appreciation from investments ...............     2,508,758
                                                           -----------
      Net Assets                                           $11,156,705
                                                           ===========
Class Y Shares
   Net Assets ..........................................   $10,423,021
   Shares outstanding ..................................     1,173,313
   Net asset value, redemption and offering price per
      share ............................................   $      8.88
                                                           ===========
Class A Shares
   Net Assets ..........................................   $   733,684
   Shares outstanding ..................................        83,110
   Net asset value and redemption price per share ......   $      8.83
                                                           ===========
Maximum Sales Charge ...................................          4.75%
   Maximum Offering Price Per Share (100%/(100%-
      Maximum Sales Charge) of net asset value
      adjusted to the nearest cent) ....................   $      9.27
                                                           ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005
                                   (UNAUDITED)

INVESTMENT INCOME:
   Interest ..........................................   $ 31,651
   Dividends .........................................     21,173
                                                         --------
      Total Investment Income ........................     52,824
                                                         --------
EXPENSES:
   Investment advisory ...............................     57,558
   Administration ....................................     11,512
   Distribution--Class A .............................        923
   Accounting ........................................     25,195
   Custodian .........................................      1,632
   Transfer agent ....................................     27,462
   Professional fees .................................     11,299
   Trustee fees ......................................        125
   Chief Compliance Officer fees .....................        884
   Other .............................................     12,388
                                                         --------
      Total expenses before waivers ..................    148,978
      Expenses waived by Administrator ...............     (2,878)
      Expenses waived by Investment Advisor ..........    (58,880)
                                                         --------
      Net expenses ...................................     87,220
                                                         --------
Net Investment Loss ..................................    (34,396)
                                                         --------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions ......    194,255
Change in unrealized appreciation/depreciation from
   investments .......................................    679,506
                                                         --------
Net realized/unrealized gains from investments .......    873,761
                                                         --------
Change in net assets resulting from operations .......   $839,365
                                                         ========

                       See notes to financial statements.

THE CONVENTRY GROUP
THE SHELBY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS
                                                                            ENDED        YEAR ENDED
                                                                        SEPTEMBER 30,    MARCH 31,
                                                                             2005           2005
                                                                        -------------   -----------
                                                                         (UNAUDITED)
OPERATIONS:
   Net investment loss ..............................................    $   (34,396)   $  (181,722)
   Net realized gains from investment transactions ..................        194,255      2,270,153
   Change in unrealized appreciation/depreciation from investments ..        679,506     (2,503,335)
                                                                         -----------    -----------
Change in net assets resulting from operations ......................        839,365       (414,904)
                                                                         -----------    -----------

CAPITAL TRANSACTIONS:
CLASS Y SHARES
   Proceeds from shares issued ......................................         41,702        406,197
   Cost of shares redeemed ..........................................     (1,695,016)    (6,995,276)
                                                                         -----------    -----------
Class Y capital transactions ........................................     (1,653,314)    (6,589,079)
                                                                         -----------    -----------

CLASS A SHARES
   Proceeds from shares issued ......................................         13,564         40,677
   Cost of shares redeemed ..........................................        (79,915)      (121,293)
                                                                         -----------    -----------
Class A capital transactions ........................................        (66,351)       (80,616)
                                                                         -----------    -----------
Change in net assets from capital transactions ......................     (1,719,665)    (6,669,695)
                                                                         -----------    -----------
Change in net assets ................................................       (880,300)    (7,084,599)

NET ASSETS:
   Beginning of period ..............................................     12,037,005     19,121,604
                                                                         -----------    -----------
   End of period ....................................................    $11,156,705    $12,037,005
                                                                         ===========    ===========

SHARE TRANSACTIONS:
CLASS Y SHARES
   Issued ...........................................................          4,984         49,164
   Redeemed .........................................................       (199,551)      (860,810)
                                                                         -----------    -----------
Change in Class Y Shares ............................................       (194,567)      (811,646)
                                                                         ===========    ===========

CLASS A SHARES
   Issued ...........................................................          1,586          4,905
   Redeemed .........................................................         (9,415)       (15,039)
                                                                         -----------    -----------
Change in Class A Shares ............................................         (7,829)       (10,134)
                                                                         ===========    ===========
Accumulated net investment loss .....................................        (34,396)            --
                                                                         ===========    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                       SECURITY
  AMOUNT                      DESCRIPTION                       VALUE $
---------   -----------------------------------------------   ----------
COMMON STOCKS (95.5%):

Advertising (4.1%):
   10,000   Lamar Advertising Co.(b) ......................      453,600
                                                              ----------
Aerospace/Defense (2.4%):
    4,000   Boeing Co .....................................      271,800
                                                              ----------
Banks (6.7%):
   10,000   Commerce Bancorp, Inc .........................      306,900
   14,000   S.Y. Bancorp, Inc .............................      332,920
    5,000   Texas Capital Bancshares, Inc.(b) .............      105,750
                                                              ----------
                                                                 745,570
                                                              ----------
Biotechnology (10.0%):
    6,000   Affymetrix, Inc.(b) ...........................      277,380
   10,000   Genentech, Inc.(b) ............................      842,100
                                                              ----------
                                                               1,119,480
                                                              ----------
Broadcasting/Cable (11.0%):
   10,000   Comcast Corp., Special Class A(b) .............      287,800
   15,000   Cox Radio, Inc., Class A(b) ...................      228,000
   20,000   Sinclair Broadcast Group, Inc., Class A .......      177,400
   15,000   XM Satellite Radio Holdings, Inc., Class A(b)..      538,650
                                                              ----------
                                                               1,231,850
                                                              ----------
Casinos & Gambling (2.2%):
    9,000   International Game Technology .................      243,000
                                                              ----------
Communications Equipment (2.1%):
   10,000   Juniper Networks, Inc.(b) .....................      237,900
                                                              ----------
Construction & Building Materials (0.6%):
    1,000   USG Corp.(b) ..................................       68,720
                                                              ----------
Consumer Services (1.7%):
    5,000   Prepaid Legal Services, Inc. ..................      193,500
                                                              ----------
Financial Services (2.3%):
    2,000   Capital One Financial Corp. ...................      159,040
    2,000   Moody's Corp. .................................      102,160
                                                              ----------
                                                                 261,200
                                                              ----------
Healthcare Equipment & Supplies (5.7%):
    6,000   Immucor, Inc.(b) ..............................      164,640
    5,000   Luxottica Group S.p.A.--ADR ...................      124,550
    5,000   Zimmer Holdings, Inc.(b) ......................      344,450
                                                              ----------
                                                                 633,640
                                                              ----------
Insurance (1.5%):
      500   Markel Corp.(b) ...............................      165,250
                                                              ----------
Machinery (6.6%):
   15,000   Terex Corp.(b) ................................      741,450
                                                              ----------
Medical Products/Supplies (4.6%):
    3,000   Alcon, Inc. ...................................      383,640
   10,000   Q-Med, Inc.(b)                                       125,600
                                                              ----------
                                                                 509,240
                                                              ----------
Oil & Gas Exploration, Production, & Services (13.0%):
   10,000   EnCana Corp. ..................................      583,100
    6,000   Murphy Oil Corp. ..............................      299,220
   20,000   Stolt Offshore S.A.--ADR(b) ...................      231,600
    5,500   Transocean, Inc.(b) ...........................      337,205
                                                              ----------
                                                               1,451,125
                                                              ----------
Pharmaceuticals (1.3%):
    2,500   Sepracor, Inc.(b) .............................      147,475
                                                              ----------
Restaurants (4.9%):
   15,000   Caribou Coffee Co., Inc.(b) ...................      170,250
    7,500   Starbucks Corp.(b) ............................      375,750
                                                              ----------
                                                                 546,000
                                                              ----------
Retail (2.9%):
    6,000   Coach, Inc.(b) ................................      188,160
    1,000   Whole Foods Market, Inc .......................      134,450
                                                              ----------
                                                                 322,610
                                                              ----------
Semiconductors (8.7%):
    6,900   Cree, Inc.(b) .................................      172,638
   20,000   PMC-Sierra, Inc.(b) ...........................      176,200
   10,000   Texas Instruments, Inc. .......................      339,000
   10,000   Xilinx, Inc. ..................................      278,500
                                                              ----------
                                                                 966,338
                                                              ----------
Transportation Services (3.2%):
    3,000   C.H. Robinson Worldwide, Inc ..................      192,360
    4,000   Landstar System, Inc ..........................      160,120
                                                              ----------
                                                                 352,480
                                                              ----------
Total Common Stocks                                           10,662,228
                                                              ----------

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

  SHARES
    OR
PRINCIPAL
  AMOUNT                     SECURITY DESCRIPTION                      VALUE $
---------   ------------------------------------------------------   -----------
CONVERTIBLE BONDS (1.0%):
Television Broadcasting (1.0%):
  125,000   Sinclair Broadcasting Group, 6.00%, 9/15/12,
            Convertible Subordinated Debentures ..................       109,375
                                                                     -----------
   Total Convertible Bonds                                               109,375
                                                                     -----------
REPURCHASE AGREEMENTS (4.7%):
 $524,525   Fifth Third Bank, 2.78%, 10/3/05, dated 9/30/05, with
               a maturity value of $524,647 (fully collateralized
               by US Government Securities) ......................       524,525
                                                                     -----------
   Total Repurchase Agreements                                           524,525
                                                                     -----------
   Total Investments
      (Cost $8,788,045)(a)--101.2%                                    11,296,128
   Liabilities in excess of other assets--(1.2)%                        (139,423)
                                                                     -----------
   NET ASSETS--100.0%                                                $11,156,705
                                                                     ===========

----------
(a) Cost for federal income tax purposes is $8,825,219. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation ......   $3,017,139
Unrealized depreciation ......     (546,230)
                                 ----------
Net unrealized appreciation ..   $2,470,909
                                 ==========

(b)  Represents non-income producing security.

ADR--American Depositary Receipt

                                                                              MARKET
                                                                 NUMBER OF    VALUE
                                                                 CONTRACTS      $
                                                                 ---------   -------
WRITTEN OPTIONS OUTSTANDING AT SEPTEMBER 30, 2005:
SPDR Trust Series 1 (strike price $122, expires on 3/18/06) ..       25      (14,250)

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

ASSETS:
Investments, at value (cost $10,595,893) .........   $12,737,697
Interest and dividends receivable ................         9,234
Receivable from investments sold .................        48,273
Prepaid expenses .................................         4,502
                                                     -----------
      Total Assets ...............................    12,799,706
                                                     -----------
LIABILITIES:
Payable for investments purchased ................        15,076
Accrued expenses and other payables:
   Investment advisory fees ......................         4,239
   Administration fees ...........................           208
   Distribution fees .............................         2,635
   Transfer agent ................................         2,001
   Trustee fees ..................................            26
   Chief Compliance Officer fees .................         1,266
   Other .........................................        39,784
                                                     -----------
      Total Liabilities ..........................        65,235
                                                     -----------
NET ASSETS:                                          $12,734,471
                                                     ===========
Capital ..........................................    13,408,795
Accumulated net investment loss ..................        (3,706)
Accumulated net realized losses from investment
   transactions ..................................    (2,812,422)
Unrealized appreciation from investments .........     2,141,804
                                                     -----------
      Net Assets .................................   $12,734,471
                                                     ===========
      Shares outstanding .........................     1,204,791
      Net asset value and redemption price per
         share ...................................   $     10.57
                                                     ===========
Maximum Sales Charge .............................          4.75%
   Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of net
      asset value adjusted to the nearest cent) ..   $     11.10
                                                     ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005
                                   (UNAUDITED)

INVESTMENT INCOME:
   Interest .......................................................   $     498
   Dividends ......................................................     114,662
                                                                      ---------
      Total Investment Income .....................................     115,160
                                                                      ---------
EXPENSES:
   Investment advisory ............................................      57,795
   Administration .................................................      13,599
   Distribution ...................................................      16,998
   Accounting .....................................................      20,815
   Custodian ......................................................       3,101
   Transfer agent .................................................      10,582
   Professional fees ..............................................      12,339
   Trustee fees ...................................................         177
   Chief Compliance Officer Fees ..................................       1,310
   Other ..........................................................      11,693
                                                                      ---------
      Total expenses before waivers ...............................     148,409
      Expenses waived by Investment Advisor .......................     (26,143)
      Expenses waived by Administrator ............................      (3,400)
                                                                      ---------
      Net expenses ................................................     118,866
                                                                      ---------
Net Investment Loss ...............................................      (3,706)
                                                                      ---------
REALIZED/UNREALIZED GAINS/LOSSES FROM INVESTMENTS:
Net realized gains from investment transactions ...................     431,359
Change in unrealized appreciation/depreciation from investments ...    (102,286)
                                                                      ---------
Net realized/unrealized gains from investments ....................     329,073
                                                                      ---------
Change in net assets resulting from operations ....................   $ 325,367
                                                                      =========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS
                                                                             ENDED        YEAR ENDED
                                                                         SEPTEMBER 30,    MARCH 31,
                                                                              2005           2005
                                                                         -------------   -----------
                                                                          (UNAUDITED)
OPERATIONS:
   Net investment loss ................................................   $    (3,706)   $   (12,299)
   Net realized gains/losses from investment transactions .............       431,359       (193,730)
   Change in unrealized appreciation/depreciation from investments ....      (102,286)        94,360
                                                                          -----------    -----------
Change in net assets resulting from operations ........................       325,367       (111,669)
                                                                          -----------    -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ........................................       223,150        905,184
   Cost of shares redeemed ............................................    (3,098,537)    (6,464,091)
                                                                          -----------    -----------
Change in net assets from capital transactions ........................    (2,875,387)    (5,558,907)
                                                                          -----------    -----------
Change in net assets ..................................................    (2,550,020)    (5,670,576)
NET ASSETS:
   Beginning of period ................................................    15,284,491     20,955,067
                                                                          -----------    -----------
   End of period ......................................................   $12,734,471    $15,284,491
                                                                          ===========    ===========
SHARE TRANSACTIONS:
   Issued .............................................................        21,006         88,062
   Redeemed ...........................................................      (297,929)      (621,128)
                                                                          -----------    -----------
Change in shares ......................................................      (276,923)      (533,066)
                                                                          ===========    ===========
Accumulated net investment loss .......................................       (3,706)            --
                                                                          ===========    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

SHARES OR
PRINCIPAL
  AMOUNT                      SECURITY DESCRIPTION                      VALUE $
---------   --------------------------------------------------------   ---------
COMMON STOCKS (97.6%):

Aerospace/Defense (2.5%):
      900   General Dynamics Corp. .................................     107,595
    4,000   United Technologies Corp. ..............................     207,360
                                                                       ---------
                                                                         314,955
                                                                       ---------
Applications Software (0.2%):
      300   Infosys Technologies, Ltd.--ADR(b) .....................      22,284
                                                                       ---------
Asset Management (1.4%):
    3,600   State Street Corp. .....................................     176,112
                                                                       ---------
Banks (9.4%):
    9,950   Bank of America Corp. ..................................     418,895
    4,300   National City Corp. ....................................     143,792
    6,963   Wachovia Corp. .........................................     331,369
    5,100   Wells Fargo & Co. ......................................     298,707
                                                                       ---------
                                                                       1,192,763
                                                                       ---------
Beverages (2.7%):
    2,200   Anheuser-Busch Cos., Inc. ..............................      94,688
    1,200   Constellation Brands, Inc., Class A(b) .................      31,200
    3,900   PepsiCo, Inc. ..........................................     221,169
                                                                       ---------
                                                                         347,057
                                                                       ---------
Biotechnology (2.5%):
    4,000   Amgen, Inc.(b) .........................................     318,680
                                                                       ---------
Communications Equipment (4.5%):
   14,835   Cisco Systems, Inc.(b) .................................     265,992
    6,008   Nokia Corp.--ADR .......................................     101,595
    4,500   QUALCOMM, Inc. .........................................     201,375
                                                                       ---------
                                                                         568,962
                                                                       ---------
Computer Hardware (3.5%):
    5,300   Dell, Inc.(b) ..........................................     181,260
    3,300   International Business Machines Corp. ..................     264,726
                                                                       ---------
                                                                         445,986
                                                                       ---------
Electronic Components (0.8%):
    1,500   Emerson Electric Co. ...................................     107,700
                                                                       ---------
Financial Services (7.4%):
   12,100   Citigroup, Inc. ........................................     550,792
   10,000   MBNA Corp. .............................................     246,400
    3,550   Washington Mutual, Inc. ................................     139,231
                                                                       ---------
                                                                         936,423
                                                                       ---------
Food Products & Services (1.6%):
    6,400   SYSCO Corp. ............................................     200,768
                                                                       ---------
Healthcare Equipment & Supplies (4.7%):
    5,375   Medtronic, Inc. ........................................     288,208
    3,200   Stryker Corp. ..........................................     158,176
    2,300   Zimmer Holdings, Inc.(b) ...............................     158,447
                                                                       ---------
                                                                         604,831
                                                                       ---------
Homebuilding (0.9%):
    3,033   D.R. Horton, Inc. ......................................     109,855
                                                                       ---------
Household Products (4.9%):
    2,600   Colgate-Palmolive Co. ..................................     137,254
    1,200   Fortune Brands, Inc ....................................      97,596
    1,300   Gillette Co. ...........................................      75,660
    5,200   Procter & Gamble Co ....................................     309,192
                                                                       ---------
                                                                         619,702
                                                                       ---------
Industrial Conglomerates (6.0%):
    2,600   3M Co ..................................................     190,736
   17,025   General Electric Co. ...................................     573,232
                                                                       ---------
                                                                         763,968
                                                                       ---------
Insurance (4.9%):
    4,100   AFLAC, Inc .............................................     185,730
    2,300   Allstate Corp. .........................................     127,167
    4,737   American International Group, Inc. .....................     293,505
      400   Brown & Brown, Inc .....................................      19,876
                                                                       ---------
                                                                         626,278
                                                                       ---------
Machinery--Industrial (2.2%):
    2,400   Donaldson Co., Inc .....................................      73,272
    2,182   Illinois Tool Works, Inc. ..............................     179,644
      800   Ingersoll -Rand Co. Ltd., Class A ......................      30,584
                                                                       ---------
                                                                         283,500
                                                                       ---------
Medical--Hospitals (0.7%):
    3,900   Health Management Associates, Inc., Class A ............      91,533
                                                                       ---------
Motorcycle Manufacturers (0.4%):
    1,100   Harley-Davidson, Inc. ..................................      53,284
                                                                       ---------

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

SHARES OR
PRINCIPAL
  AMOUNT                     SECURITY DESCRIPTION                      VALUE $
---------   -----------------------------------------------------   ------------
COMMON STOCKS, CONTINUED:

Oil Companies--Integrated (5.0%):
    1,500   BP Amoco Co., PLC ...................................       106,275
    2,000   Chevron Corp. .......................................       129,460
      900   Conocophillips ......................................        62,919
    5,300   Exxon Mobil Corp. ...................................       336,762
                                                                    -----------
                                                                        635,416
                                                                    -----------
Pharmaceuticals (7.2%):
    1,600   GlaxoSmithKline PLC--ADR ............................        82,048
    5,800   Johnson & Johnson ...................................       367,024
   18,900   Pfizer, Inc. ........................................       471,933
                                                                    -----------
                                                                        921,005
                                                                    -----------
Restaurants (0.2%):
      700   Sonic Corp.(b) ......................................        19,145
                                                                    -----------
Retail (15.3%):
    4,650   Bed Bath & Beyond, Inc.(b) ..........................       186,837
    2,400   Best Buy Co., Inc. ..................................       104,472
    3,000   Chico's FAS, Inc.(b) ................................       110,400
    1,700   Costco Wholesale Corp. ..............................        73,253
    8,675   Home Depot, Inc. ....................................       330,864
    4,800   Lowe's Cos., Inc. ...................................       309,119
    6,450   Staples, Inc. .......................................       137,514
    4,096   Target Corp. ........................................       212,705
    7,000   Wal-Mart Stores, Inc ................................       306,740
    4,230   Walgreen Co .........................................       183,794
                                                                    -----------
                                                                      1,955,698
                                                                    -----------
Retail--Internet (0.8%):
    2,600   eBay, Inc.(b) .......................................       107,120
                                                                    -----------
Semiconductors (2.7%):
   13,946   Intel Corp. .........................................       343,769
                                                                    -----------
Services--Data Processing (2.2%):
    2,150   Computer Sciences Corp.(b) ..........................       101,717
    4,600   First Data Corp. ....................................       184,000
                                                                    -----------
                                                                        285,717
                                                                    -----------
Systems Software (2.8%):
   13,730   Microsoft Corp. .....................................       353,273
                                                                    -----------
Transport Services (0.2%):
      500   Yellow Roadway Corp.(b) .............................        20,710
                                                                    -----------
   Total Common Stocks ..........................................    12,426,494
                                                                    -----------
INVESTMENT COMPANIES (2.2%):
    5,300   Energy Select Sector SPDR ...........................       284,610
                                                                    -----------
   Total Investment Companies ...................................       284,610
                                                                    -----------
REPURCHASE AGREEMENTS (0.2%):
  $26,593   Fifth Third Bank, 2.78%, 10/3/05, dated 9/30/05, with
               a maturity value of $26,599 (fully collateralized
               by US Government Securities) .....................        26,593
                                                                    -----------
   Total Repurchase Agreements ..................................        26,593
                                                                    -----------
   Total Investments
      (Cost $10,595,893)(a)--100.0%                                  12,737,697
   Liabilities in excess of other assets--0.0%                           (3,226)
                                                                    -----------
   NET ASSETS--100.0%                                               $12,734,471
                                                                    ===========

----------
(a) Cost for federal income tax purposes is $10,612,170. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

     Unrealized appreciation .....................................   $2,781,060
     Unrealized depreciation .....................................     (655,534)
                                                                     ----------
     Net unrealized appreciation .................................   $2,125,526
                                                                     ==========

(b)  Represents non-income producing security.

ADR--American Depositary Receipt

SPDR--Standard & Poor's Depositary Receipt

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Shelby Funds (individually a "Fund," collectively the "Funds"):

FUND                                     SHORT NAME
----                                     ----------
Shelby Fund...........................   Shelby Fund
Shelby Large Cap Fund.................   Large Cap Fund

     Financial statements for all other series of the Group are published separately.

     The Funds are authorized to issue three classes of shares, namely Class Y shares, Class A shares and Class B shares. Class B shares of the Funds and Class Y Shares of the Large Cap Fund have not been offered for sale as of September 30, 2005. Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

          SECURITIES VALUATION:

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

          the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

          REPURCHASE AGREEMENTS:

          The Funds may enter into repurchase agreements with banks or broker-dealers that SMC Capital, Inc., (the "Advisor") deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

          SECURITY TRANSACTIONS AND RELATED INCOME:

          Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

          EXPENSES:

          Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

          DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income, if any, are declared and paid semi-annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

          The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

          FEDERAL INCOME TAXES:

          Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.   RELATED PARTY TRANSACTIONS:

          INVESTMENT ADVISOR:

          The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

FUND                                                                    FEE RATE
----                                                                    --------
Shelby Fund..........................................................     1.00%
Large Cap Fund.......................................................      0.85

          For the six months ended September 30, 2005, the Advisor waived fees for the Shelby Fund and the Large Cap Fund in the amounts of $58,880 and $26,143, respectively. The Funds are subject to an expense

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

          limitation agreement pursuant to which the Advisor has agreed to limit the total fund operating expenses of the Shelby Fund Class Y shares to 1.50%, and both the Shelby Fund and Large Cap Fund Class A shares to 1.75% of its average daily net assets.

          The Funds have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Funds' total fund operating expenses to exceed 1.50% of its average daily net assets for the Shelby Class Y shares, and 1.75% for both the Shelby Fund and Large Cap Fund Class A shares, and the repayment is made within three years after the year in which the Advisor incurred the expense. As of September 30, 2005, the Advisor may recoup $64,939 and $26,143 from the Shelby Fund and Large Cap Fund, respectively.

          ADMINISTRATION:

          BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the Administration Agreement, BISYS Ohio is entitled to receive fees computed based on an annual percentage of 0.20% of the average daily net assets of the Funds. For the six months ended September 30, 2005, BISYS Ohio waived fees for the Shelby Fund and the Large Cap Fund in the amounts of $2,878 and $3,400, respectively. Effective March 1, 2005, the Funds are subject to an expense limitation agreement pursuant to which the Advisor has agreed to limit the total fund operating expenses of the Shelby Fund Class Y shares to 1.50%, and both the Shelby Fund and Large Cap Fund Class A shares to 1.75% of its average daily net assets.

          Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $2,194 for the six months ended September 30, 2005, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

          BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS Ohio's fees are computed on the basis of the number of shareholders and average daily net assets, respectively, plus out-of-pocket expenses.

          DISTRIBUTION:

          BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' distributor and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-1 under the 1940 Act

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

     under which the Class A and Class B shares of the Funds may directly incur or reimburse BISYS for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS is entitled to receive commissions on sales of shares of the Funds. For the six months ended September 30, 2005, BISYS received $0 from commissions earned on the sale of Class A Shares.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities, excluding short-term securities and U.S. government securities, for the six months ended September 30, 2005 were as follows:

FUND                                                      PURCHASES      SALES
----                                                     ----------   ----------
Shelby Fund ..........................................   $2,716,859   $2,875,512
Large Cap Fund .......................................    1,588,921    4,414,240

5.   WRITTEN OPTIONS:

     The Shelby Fund had the following transactions in written call options during the period ended September 30, 2005:

                                                            NUMBER OF   PREMIUMS
                                                            CONTRACTS   RECEIVED
                                                            ---------   --------
Options outstanding at March 31, 2005 ....................      --            --
Options written ..........................................      25       $14,925
                                                               ---       -------
Options outstanding at September 30, 2005 ................      25       $14,925
                                                               ===       =======

6.   FEDERAL TAX INFORMATION:

     At March 31, 2005, the Funds had the following capital loss carryforwards, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the Code:

                                                              AMOUNT     EXPIRES
                                                            ----------   -------
The Shelby Fund .........................................   $8,016,825    2010
                                                            $1,187,691    2011
                                                            $  535,444    2012
The Shelby Large Cap Fund ...............................   $  441,098    2010
                                                            $  813,588    2011
                                                            $  859,364    2012
                                                            $1,113,454    2013

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

     Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended March 31, 2006:

The Shelby Fund ..........................................................   $--
The Shelby Large Cap Fund ................................................   $--

7.   TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

                                   SHELBY FUND

INDUSTRY DIVERSIFICATION                                                 PERCENT
------------------------                                                 -------
Advertising ..........................................................      4.1%
Aerospace/Defense ....................................................      2.4%
Banks ................................................................      6.7%
Biotechnology ........................................................     10.0%
Broadcasting/Cable ...................................................     11.0%
Casinos & Gambling ...................................................      2.2%
Communications Equipment .............................................      2.1%
Construction & Building Materials ....................................      0.6%
Consumer Services ....................................................      1.7%
Financial Services ...................................................      2.3%
Healthcare Equipment & Supplies ......................................      5.7%
Insurance ............................................................      1.5%
Machinery ............................................................      6.6%
Medical Products/Supplies ............................................      4.6%
Oil & Gas Exploration, Production, & Services ........................     13.0%
Pharmaceuticals ......................................................      1.3%
Restaurants ..........................................................      4.9%
Retail ...............................................................      2.9%
Semiconductors .......................................................      8.7%
Transportation Services ..............................................      3.2%
Television Broadcasting ..............................................      1.0%
Repurchase Agreements ................................................      4.7%
                                                                          -----
   Total Investments .................................................    101.2%
                                                                          =====

                              SHELBY LARGE CAP FUND

INDUSTRY DIVERSIFICATION                                                 PERCENT
------------------------                                                 -------
Aerospace/Defense ....................................................      2.5%
Applications Software ................................................      0.2%
Asset Management .....................................................      1.4%
Banks ................................................................      9.4%
Beverages ............................................................      2.7%
Biotechnology ........................................................      2.5%
Communications Equipment .............................................      4.5%
Computer Hardware ....................................................      3.5%
Electronic Components ................................................      0.8%
Financial Services ...................................................      7.4%
Food Products & Services .............................................      1.6%
Healthcare Equipment & Supplies ......................................      4.7%
Homebuilding .........................................................      0.9%
Household Products ...................................................      4.9%
Industrial Conglomerates .............................................      6.0%
Insurance ............................................................      4.9%
Machinery--Industrial ................................................      2.2%
Medical--Hospitals ...................................................      0.7%
Motorcycle Manufacturers .............................................      0.4%
Oil Companies--Integrated ............................................      5.0%
Pharmaceuticals ......................................................      7.2%
Restaurants ..........................................................      0.2%
Retail ...............................................................     15.3%
Retail--Internet .....................................................      0.8%
Semiconductors .......................................................      2.7%
Services--Data Processing ............................................      2.2%
Systems Software .....................................................      2.8%
Transport Services ...................................................      0.2%
Investment Companies .................................................      2.2%
Repurchase Agreements ................................................      0.2%
                                                                          -----
   Total Investments .................................................    100.0%
                                                                          =====

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

8.   EXPENSE EXAMPLES:

     As a shareholder of the Shelby Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Shelby Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

          ACTUAL EXPENSES

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING     ENDING ACCOUNT     EXPENSE PAID      EXPENSE RATIO
                                             ACCOUNT VALUE        VALUE        DURING PERIOD*      DURING PERIOD
                                                 4/1/05          9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                                             -------------   --------------   ----------------   ----------------
Shelby Fund .............   Class A Shares     $1,000.00        $1,075.50           $9.11              1.75%
                            Class Y Shares      1,000.00         1,076.40            7.81              1.50%
Shelby Large Cap Fund ...   Class A Shares      1,000.00         1,024.20            8.88              1.75%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

          HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The table below provides information about hypothetical account values and hypothetical expenses based on each Shelby Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE COVENTRY GROUP
THE SHELBY FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

                                               BEGINNING     ENDING ACCOUNT     EXPENSE PAID      EXPENSE RATIO
                                             ACCOUNT VALUE        VALUE        DURING PERIOD*      DURING PERIOD
                                                 4/1/05          9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                                             -------------   --------------   ----------------   ----------------
Shelby Fund..............   Class A Shares     $1,000.00        $1,016.29           $8.85              1.75%
                            Class Y Shares      1,000.00         1,017.55            7.59              1.50%
Shelby Large Cap Fund ...   Class A Shares      1,000.00         1,016.29            8.85              1.75%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

          OTHER INFORMATION:

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-766-8938 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-766-8938 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

          Schedules of Portfolio Investments for periods ending December 31 and June 30 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated:

                                                                          CLASS Y SHARES
                                            -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                            SEPTEMBER 30,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                                 2005          2005        2004        2003        2002        2001
                                            -------------   ---------   ---------   ---------   ---------   ---------
                                             (UNAUDITED)
NET ASSET VALUE--BEGINNING OF PERIOD ....    $  8.25        $  8.39     $  6.13     $  7.99     $  7.75     $ 20.08
                                             -------        -------     -------     -------     -------     -------
OPERATIONS:
   Net investment loss ..................      (0.03)         (0.12)      (0.12)      (0.10)      (0.08)      (0.09)
   Net realized/unrealized gains/(losses)
      from investments and options ......       0.66          (0.02)       2.38       (1.76)       0.32      (10.08)
                                             -------        -------     -------     -------     -------     -------
Total from Operations ...................       0.63          (0.14)       2.26       (1.86)       0.24      (10.17)
                                             -------        -------     -------     -------     -------     -------
DIVIDENDS:
   Net realized gains from investment
      transactions ......................         --             --          --          --          --       (2.16)
                                             -------        -------     -------     -------     -------     -------
Total from Dividends ....................         --             --          --          --          --       (2.16)
                                             -------        -------     -------     -------     -------     -------
Change in Net Asset Value per Share .....       0.63          (0.14)       2.26       (1.86)       0.24      (12.33)
                                             -------        -------     -------     -------     -------     -------
NET ASSET VALUE--END OF PERIOD ..........    $  8.88        $  8.25     $  8.39     $  6.13     $  7.99     $  7.75
                                             =======        =======     =======     =======     =======     =======
Total Return ............................       7.64%(a)      (1.67%)     36.87%     (23.28%)      3.10%     (53.42%)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (000) ......    $10,423        $11,290     $18,276     $16,229     $23,763     $29,248
   Ratio of expenses to average net
      assets ............................       1.50%(b)       2.13%       2.00%       1.99%       1.78%       1.45%
   Ratio of net investment loss to
      average net assets ................      (0.58%)(b)     (1.17%)     (1.38%)     (1.36%)     (0.84%)     (0.67%)
   Ratio of expenses to average net
      assets* ...........................       2.57%(b)       2.22%       2.05%       2.05%       1.83%       1.50%
   Portfolio Turnover ** ................      25.36%         58.01%      43.39%      83.54%      70.83%     284.76%

----------
(a)  Not annualized.

(b)  Annualized.

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated:

                                                                          CLASS A SHARES
                                            -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                            SEPTEMBER 30,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                                 2005          2005        2004        2003        2002        2001
                                            -------------   ---------   ---------   ---------   ---------   ---------
                                             (UNAUDITED)
NET ASSET VALUE--BEGINNING OF PERIOD ....    $ 8.21          $ 8.36      $ 6.13     $  8.01      $ 7.78     $ 20.18
                                             ------          ------      ------     -------      ------     -------
OPERATIONS:
   Net investment loss ..................     (0.04)          (0.12)      (0.12)      (0.12)      (0.07)      (0.12)
   Net realized/unrealized gains/(losses)
      from investments and options ......      0.66           (0.03)       2.35       (1.76)       0.30      (10.12)
                                             ------          ------      ------     -------      ------     -------
Total from Operations ...................      0.62           (0.15)       2.23       (1.88)       0.23      (10.24)
                                             ------          ------      ------     -------      ------     -------
DIVIDENDS:
   Net realized gains from investment
      transactions ......................        --              --          --          --          --       (2.16)
                                             ------          ------      ------     -------      ------     -------
Total from Dividends ....................        --              --          --          --          --       (2.16)
                                             ------          ------      ------     -------      ------     -------
Change in Net Asset Value per Share .....      0.62           (0.15)       2.23       (1.88)       0.23      (12.40)
                                             ------          ------      ------     -------      ------     -------
NET ASSET VALUE--END OF PERIOD ..........    $ 8.83          $ 8.21      $ 8.36     $  6.13      $ 8.01     $  7.78
                                             ======          ======      ======     =======      ======     =======
Total Return (excludes sales charge) ....      7.55%(a)       (1.79%)     36.38%     (23.47%)      2.96%     (53.50%)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (000) ......    $  734          $  747      $  845     $   619      $  978     $   529
   Ratio of expenses to average net
      assets ............................      1.75%(b)        2.38%       2.24%       2.23%       2.03%       1.72%
   Ratio of net investment loss to
      average net assets ................     (0.82%)(b)      (1.40%)     (1.63%)     (1.60%)     (1.15%)     (0.86%)
   Ratio of expenses to average net
      assets* ...........................      2.82%(b)        2.48%       2.29%       2.28%       2.08%       1.77%
   Portfolio Turnover ** ................     25.36%          58.01%      43.39%      83.54%      70.83%     284.76%

----------
(a)  Not annualized.

(b)  Annualized.

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated:

                                                              SIX MONTHS                                             PERIOD
                                                                ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED     ENDED
                                                            SEPTEMBER 30,    MARCH 31,    MARCH 31,    MARCH 31,   MARCH 31,
                                                                 2005          2005         2004         2003       2002(A)
                                                            -------------   ----------   ----------   ----------   ---------
                                                             (UNAUDITED)
NET ASSET VALUE--BEGINNING OF PERIOD ....................    $ 10.32         $ 10.40      $  8.19      $ 10.73     $ 10.00
                                                             -------         -------      -------      -------     -------
OPERATIONS:
   Net investment loss ..................................         --           (0.01)       (0.02)       (0.01)      (0.02)
   Net realized/unrealized gains/(losses) from
      investments .......................................       0.25           (0.07)        2.23        (2.53)       0.75
                                                             -------         -------      -------      -------     -------
Total from Operations ...................................       0.25           (0.08)        2.21        (2.54)       0.73
                                                             -------         -------      -------      -------     -------
Change in Net Asset Value per Share .....................       0.25           (0.08)        2.21        (2.54)       0.73
                                                             -------         -------      -------      -------     -------
NET ASSET VALUE--END OF PERIOD ..........................    $ 10.57         $ 10.32      $ 10.40      $  8.19     $ 10.73
                                                             =======         =======      =======      =======     =======
Total Return (excludes sales charge) ....................       2.42%(b)       (0.77%)      26.98%      (23.67%)      7.30%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (000) ......................    $12,734         $15,284      $20,955      $20,073     $24,623
   Ratio of expenses to average net assets ..............       1.75%(c)        1.95%        1.70%        1.65%       1.65%(c)
   Ratio of net investment loss to average net assets ...      (0.05%)(c)      (0.07%)      (0.14%)      (0.17%)     (0.43%)(c)
   Ratio of expenses to average net assets* .............       2.18%(c)        2.01%        1.82%        1.97%       2.04%(c)
   Portfolio Turnover ...................................      11.72%          10.06%       14.76%       16.58%       9.55%

----------
(a) For the period from September 10, 2001 (commencement of operations) through March 31, 2002.

(b)  Not annualized.

(c)  Annualized.

* During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

(THE SIGNAL FUNDS LOGO)

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2005

(SIGNAL CAPITAL MANAGEMENT LOGO)
INVESTMENT ADVISOR

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

INVESTMENT ADVISOR
Signal Capital Management, Inc.
One Main Street
Evansville, Indiana 47708

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

SIGNAL FUND
LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SPETMEBER 30, 2005
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT ($)                         DESCRIPTION                         VALUE ($)
----------                         -----------                         ---------
             COMMON STOCKS -- 96.6%
             AEROSPACE/DEFENSE -- 0.9%
     7,800   United Technologies Corp...............................     404,352
                                                                       ---------
             AGRICULTURAL OPERATIONS -- 0.5%
     4,000   Bunge, Ltd. ...........................................     210,480
                                                                       ---------
             AIR FREIGHT & LOGISTICS -- 0.9%
     7,000   Expeditors International of Washington, Inc............     397,460
                                                                       ---------
             BANKING -- 5.2%
    14,300   Bank of America Corp. .................................     602,030
    25,000   U.S. Bancorp ..........................................     702,000
    14,200   Zions Bancorp .........................................   1,011,182
                                                                       ---------
                                                                       2,315,212
                                                                       ---------
             BUSINESS SERVICES -- 0.6%
     4,000   Jacobs Engineering Group, Inc.* .......................     269,600
                                                                       ---------
             CHEMICALS - SPECIALTY -- 0.5%
     7,200   Ecolab, Inc. ..........................................     229,896
                                                                       ---------
             COMMUNICATIONS EQUIPMENT -- 1.7%
    24,000   Cisco Systems, Inc.* ..................................     430,320
     8,000   Harris Corp............................................     334,400
                                                                       ---------
                                                                         764,720
                                                                       ---------
             COMPUTER HARDWARE -- 1.4%
    18,000   Dell Computer Corp.* ..................................     615,600
                                                                       ---------
             COMPUTERS - MEMORY DEVICES -- 1.4%
    48,000   EMC Corp.*.............................................     621,120
                                                                       ---------
             CONSTRUCTION MATERIALS -- 2.3%
    16,000   Florida Rock Industries, Inc. .........................   1,025,440
                                                                       ---------
             CONSUMER FINANCE -- 0.7%
    12,000   MBNA Corp..............................................     295,680
                                                                       ---------
             CONSUMER PRODUCTS - MISCELLANEOUS -- 1.5%
     8,000   Fortune Brands, Inc. ..................................     650,640
                                                                       ---------
             CRUISE LINES -- 0.8%
     6,700   Carnival Corp. ........................................     334,866
                                                                       ---------
             DISTILLER & Vintners -- 2.2%
    38,000   Constellation Brands, Inc.* ...........................     988,000
                                                                       ---------
             DIVERSIFIED FINANCIAL SERVICES -- 1.6%
    15,500   Citigroup, Inc. .......................................     705,560
                                                                       ---------
             ELECTRIC & Electronic Equipment -- 0.7%
     8,500   Analog Devices, Inc. ..................................     315,690
                                                                       ---------
             ELECTRONICS -- 2.1%
    12,000   L-3 Communications Holdings, Inc. .....................     948,840
                                                                       ---------
             EXCHANGE TRADED FUNDS -- 1.3%
    27,400   Technology Select Sector SPDR .........................     572,660
                                                                       ---------
             FINANCE - INVESTMENT BANKERS AND BROKERS -- 7.7%
    10,500   Franklin Resources, Inc. ..............................     881,580
     8,000   Goldman Sachs Group, Inc...............................     972,640
    14,250   Legg Mason, Inc. ......................................   1,563,083
                                                                       ---------
                                                                       3,417,303
                                                                       ---------
             FOOD DISTRIBUTORS -- 1.8%
    25,000   Sysco Corp. ...........................................     784,250
                                                                       ---------
             GENERAL MERCHANDISE -- 0.9%
     7,700   Target Corp ...........................................     399,861
                                                                       ---------
             HEALTHCARE - EQUIPMENT -- 3.9%
    13,000   Medtronic, Inc. .......................................     697,060
     4,500   ResMed, Inc.* .........................................     358,425
    14,000   Stryker Corp. .........................................     692,020
                                                                       ---------
                                                                       1,747,505
                                                                       ---------
             HEALTHCARE - SERVICES -- 2.2%
    19,500   Caremark Rx, Inc.*. ...................................     973,635
                                                                       ---------
             HOTELS & Motels -- 1.3%
     9,000   Choice Hotels International, Inc. .....................     581,760
                                                                       ---------
             INDUSTRIAL CONGLOMERATES -- 2.1%
     7,000   3M Co. ................................................     513,520
    12,000   General Electric Co....................................     404,040
                                                                       ---------
                                                                         917,560
                                                                       ---------
             INDUSTRIAL GASES -- 1.0%
     9,600   Praxair, Inc. .........................................     460,128
                                                                       ---------
             INSURANCE / LIFE -- 1.5%
    13,100   MetLife, Inc.* ........................................     652,773
                                                                       ---------
             INSURANCE-MULTI-LINE -- 4.3%
     9,000   American International Group, Inc. ....................     557,640
    18,000   Wellpoint, Inc.* ......................................   1,364,760
                                                                       ---------
                                                                       1,922,400
                                                                       ---------


                                   continued
                                       1

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                          SECURITY
AMOUNT ($)                         DESCRIPTION                         VALUE ($)
----------                         -----------                        ----------
             INTERNET SERVICE PROVIDERS -- 0.6%
     6,600   Ebay, Inc.* ..........................................      271,920
                                                                      ----------
             MACHINERY - INDUSTRIAL -- 4.3%
    10,400   Danaher Corp. ........................................      559,832
     7,200   Illinois Tool Works, Inc. ............................      592,776
    20,000   Ingersoll-Rand Co. - ADR .............................      764,600
                                                                      ----------
                                                                       1,917,208
                                                                      ----------
             OIL & GAS - INTEGRATED -- 3.3%
    10,300   BP PLC - ADR .........................................      729,755
    11,300   Exxon Mobil Corp. ....................................      718,002
                                                                      ----------
                                                                       1,447,757
                                                                      ----------
             OIL & GAS EXPLORATION SERVICES -- 8.4%
    12,200   Apache Corp. .........................................      917,684
     6,500   Burlington Resources, Inc. ...........................      528,580
    25,600   Noble Energy, Inc. ...................................    1,200,639
    34,000   Smith International, Inc. ............................    1,132,540
                                                                      ----------
                                                                       3,779,443
                                                                      ----------
             PERSONAL PRODUCTS -- 2.2%
    16,600   Procter & Gamble Co. .................................      987,036
                                                                      ----------
             PHARMACEUTICALS -- 3.2%
     5,200   Barr Laboratories, Inc.* .............................      285,584
    10,000   Johnson & Johnson ....................................      632,800
    13,000   Pfizer, Inc. .........................................      324,610
     6,000   Teva Pharmaceutical Industries, Ltd. .................      200,520
                                                                      ----------
                                                                       1,443,514
                                                                      ----------
             PREPACKAGED SOFTWARE -- 3.6%
    16,000   DST Systems, Inc.* ...................................      877,280
    16,000   Fiserv, Inc.* ........................................      733,920
                                                                      ----------
                                                                       1,611,200
                                                                      ----------
             RETAIL - APPAREL/SHOE -- 2.2%
    26,000   Chico's Fas, Inc.* ...................................      956,800
                                                                      ----------
             RETAIL - COMPUTER/ELECTRONICS -- 1.4%
    14,400   Best Buy Co., Inc. ...................................      626,832
                                                                      ----------
             RETAIL - DRUGS -- 1.9%
    19,300   Walgreen Co. .........................................      838,585
                                                                      ----------
             RETAIL - HOME IMPROVEMENT -- 2.7%
    18,800   Lowe's Cos., Inc .....................................    1,210,720
                                                                      ----------
             SEMICONDUCTORS -- 1.6%
    28,500   Intel Corp. ..........................................      702,525
                                                                      ----------
             SOFT DRINKS -- 2.4%
    18,500   PepsiCo, Inc. ........................................    1,049,135
                                                                      ----------
             SYSTEMS SOFTWARE -- 1.7%
    12,000   Microsoft Corp. ......................................      308,760
    10,000   SAP AG - ADR .........................................      433,300
                                                                      ----------
                                                                         742,060
                                                                      ----------
             TRANSPORTATION - SERVICES -- 0.6%
     4,500   Burlington Northern Santa Fe Corp. ...................      269,100
                                                                      ----------
             UTILITIES - ELECTRIC -- 3.5%
     9,900   Entergy Corp. ........................................      735,768
    17,500   FPL Group, Inc. ......................................      833,000
                                                                      ----------
                                                                       1,568,768
                                                                      ----------
             TOTAL COMMON STOCKS
                (cost - $32,168,229) ..............................   42,945,594
                                                                      ----------
             INVESTMENT  COMPANIES -- 3.6%
 1,618,320   Huntington Money Market Fund - Trust Class ...........    1,618,320
                                                                      ----------
             TOTAL INVESTMENT COMPANIES
                (cost - $1,618,320) ...............................    1,618,320
                                                                      ----------
             TOTAL INVESTMENTS - 100.2%
                (cost - $33,786,549)** ............................   44,563,914
                                                                      ==========

----------
Percentages indicated are based on net assets of $44,486,839.

*    Non-income producing securities.

** Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:
        Unrealized appreciation .................................   $11,107,461
        Unrealized depreciation .................................      (330,096)
                                                                    -----------
        Net unrealized appreciation .............................   $10,777,365
                                                                    ===========

ADR - American Depositary Receipt

                       See notes to financial statements.

SIGNAL FUNDS
INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE     VALUE ($)
----------                    --------------------                    --------   --------   ---------
             CORPORATE BONDS -- 33.2%
             AEROSPACE/DEFENSE -- 0.8%
   750,000   General Dynamics Corp. ...............................     4.50%     8/15/10     745,117
                                                                                            ---------
             BANKING -- 7.9%
   500,000   Bank of Ameica Corp. .................................     5.38      6/15/14     515,057
   500,000   Credit Suisse First Boston USA, Inc. .................     4.63      1/15/08     499,816
 1,000,000   Credit Suisse First Boston USA, Inc. .................     6.13     11/15/11   1,062,399
   105,000   First Union National Bank, BKNT ......................     5.80      12/1/08     109,098
   300,000   MBNA Bank ............................................     5.38      1/15/08     304,211
   500,000   MBNA Bank ............................................     6.13       3/1/13     533,448
   500,000   National City Corp. ..................................     4.50      3/15/10     495,767
   500,000   U.S. Bancorp. ........................................     5.10      7/15/07     504,356
   750,000   U.S. Bancorp. ........................................     3.95      8/23/07     742,069
   455,000   U.S. Bancorp. ........................................     5.70     12/15/08     468,371
 1,000,000   Washington Mutual Bank ...............................     5.50      1/15/13   1,021,258
 1,000,000   Washington Mutual Bank ...............................     5.65      8/15/14   1,027,267
   500,000   Wells Fargo Co. ......................................     3.50       4/4/08     487,944
                                                                                            ---------
                                                                                            7,771,061
                                                                                            ---------
             BEVERAGES -- 0.2%
   180,000   Coca-Cola Enterprises, Inc. ..........................     5.38      8/15/06     181,488
                                                                                            ---------
             BREWERY -- 0.5%
   500,000   Anheuser Busch .......................................     4.70      4/15/12     499,670
                                                                                            ---------
             COMPUTER HARDWARE -- 0.6%
   500,000   Hewlett-Packard Co. ..................................     5.75     12/15/06     506,916
   100,000   International Business Machines Corp. ................     4.88      10/1/06     100,436
                                                                                            ---------
                                                                                              607,352
                                                                                            ---------
             DEPARTMENT STORES -- 0.8%
   750,000   Target Corp. .........................................     5.88       3/1/12     794,111
                                                                                            ---------
             ELECTRIC & ELECTRONIC EQUIPMENT -- 1.3%
 1,300,000   General Electric Co. .................................     5.00       2/1/13   1,310,807
                                                                                            ---------
             FINANCIAL SERVICES -- 11.9%
   125,000   Alliance Capital Management ..........................     5.63      8/15/06     126,058
   500,000   American General Finance Corp. .......................     4.00      3/15/11     474,791
   100,000   Associates Corp., MTN ................................     7.55      7/17/06     102,272
   500,000   Associates Corp. .....................................     6.88     11/15/08     532,326
   500,000   Bear Stearns Co., Inc. ...............................     4.50     10/28/10     492,333
   500,000   Boeing Capital Corp. .................................     5.80      1/15/13     528,258
   750,000   Countrywide Financial ................................     4.25     12/19/07     742,719
   345,000   General Electric Capital Corp., MTN ..................     6.13      2/22/11     365,900
    75,000   Goldman Sachs Group, Inc. ............................     6.88      1/15/11      81,629
   500,000   Goldman Sachs Group, Inc. ............................     5.70       9/1/12     518,591
   400,000   Goldman Sachs Group, Inc. ............................     5.15      1/15/14     400,534
   250,000   Household Finance Corp. ..............................     8.00      7/15/10     282,095
   500,000   Household Finance Corp. ..............................     4.75      7/15/13     488,016
    20,000   J.P. Morgan & Co., Inc. ..............................     5.75     10/15/08      20,550
   155,000   J.P. Morgan & Co., Inc., MTN..........................     6.00      1/15/09     160,577
   500,000   J.P. Morgan & Co., Inc. ..............................     5.75       1/2/13     519,954


                                    continued
                                        3

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE      VALUE ($)
----------                    --------------------                    --------   --------   ----------
   500,000   J.P. Morgan & Co., Inc. ..............................     5.25       5/1/15      503,127
   395,000   J.P. Morgan & Co., Inc. ..............................     6.13      11/1/08      411,093
   500,000   Morgan Stanley .......................................     3.63       4/1/08      488,089
   400,000   Morgan Stanley .......................................     4.25      5/15/10      389,898
 1,450,000   Morgan Stanley .......................................     4.75       4/1/14    1,398,908
 1,000,000   Prudential Financial, Inc. ...........................     4.50      7/15/13      968,070
   500,000   SLM Corp. ............................................     5.38      1/15/13      513,124
   500,000   SLM Corp. ............................................     5.38      5/15/14      511,737
   500,000   Verizon Global Funding Corp. .........................     4.00      1/15/08      493,777
                                                                                            ----------
                                                                                            11,514,426
                                                                                            ----------
             FOOD PRODUCTS & SERVICES -- 0.4%
   140,000   Campbell Soup Co. ....................................     6.90     10/15/06      142,953
   300,000   Kraft Foods, Inc. ....................................     4.00      10/1/08      294,447
                                                                                            ----------
                                                                                               437,400
                                                                                            ----------
             INSURANCE -- 1.5%
 1,000,000   Everest Reinsurance Holding ..........................     5.40     10/15/14      989,244
   500,000   GE Global Insurance ..................................     6.45       3/1/19      512,570
                                                                                            ----------
                                                                                             1,501,814
                                                                                            ----------
             INSURANCE / LIFE -- 0.6%
   513,000   Lincoln National Corp. ...............................     6.50      3/15/08      538,253
                                                                                            ----------
             INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.5%
   500,000   FMR Corp. * ..........................................     4.75       3/1/13      495,748
                                                                                            ----------
             MEDICAL - DRUGS -- 1.9%
   800,000   Bristol-Meyers Squibb Co. ............................     5.75      10/1/11      839,146
 1,000,000   Wyeth ................................................     5.50       2/1/14    1,024,729
                                                                                            ----------
                                                                                             1,863,875
                                                                                            ----------
             PRINTING & PUBLISHING -- 0.9%
   630,000   New York Times Co., MTN ..............................     6.95     11/18/09      680,867
   155,000   Tribune Co., MTN .....................................     5.50      10/6/08      158,771
                                                                                            ----------
                                                                                               839,638
                                                                                            ----------
             REAL ESTATE OPERATION/DEVELOPMENT -- 0.3%
   350,000   EOP Operating Limited Partnership ....................     4.75      3/15/14      337,083
                                                                                            ----------
             RESTAURANTS -- 1.1%
   800,000   Darden Restaurants ...................................     4.88      8/15/10      792,281
   280,000   McDonald's Corp. .....................................     6.00      4/15/11      297,104
                                                                                            ----------
                                                                                             1,089,385
                                                                                            ----------
             RETAIL -- 0.2%
   200,000   Sherwin-Williams Co. .................................     6.85       2/1/07      205,507
             UTILITIES - ELECTRIC -- 1.8%
    95,000   National Rural Utilities ............................      6.00      5/15/06       95,910
   950,000   National Rural Utilities .............................     3.25      10/1/07      924,392
   200,000   Tennessee Valley Authority, Series A .................     5.63      1/18/11      209,852
   500,000   Union Electric Co. ...................................     6.75       5/1/08      524,181
                                                                                             1,754,335
                                                                                            ----------
             TOTAL CORPORATE BONDS (cost - $32,507,284) ...........                         32,487,070
                                                                                            ----------


                                    continued
                                        4

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE     VALUE ($)
----------                    --------------------                    --------   --------   ---------
             U.S. GOVERNMENT AGENCIES -- 45.2%
   350,000   Fannie Mae, MTN ......................................     6.89      4/25/06     355,021
   300,000   Fannie Mae ...........................................     5.25      6/15/06     301,884
   400,000   Fannie Mae ...........................................     7.13      3/15/07     415,204
 1,000,000   Fannie Mae ...........................................     3.63      7/27/07     986,381
 1,500,000   Fannie Mae, Callable 5/5/06 @ 100 ....................     4.30       5/5/08   1,488,538
 1,000,000   Fannie Mae ...........................................     4.00       9/2/08     984,970
   250,000   Fannie Mae ...........................................     5.25      1/15/09     255,773
   500,000   Fannie Mae, Callable 11/30/07 @ 100 ..................     4.00     11/30/09     488,807
   200,000   Fannie Mae ...........................................     4.25      7/28/10     196,211
   150,000   Fannie Mae ...........................................     6.25       2/1/11     160,298
 1,000,000   Fannie Mae ...........................................     4.55       3/9/11     986,844
   750,000   Fannie Mae ...........................................     5.38     11/15/11     781,201
   100,000   Fannie Mae ...........................................     5.25       8/1/12     102,734
   300,000   Fannie Mae, Callable 10/15/05 @ 100 ..................     5.00      4/15/13     298,223
   500,000   Fannie Mae ...........................................     4.63     10/15/14     500,160
   500,000   Fannie Mae, Callable 10/24/05 @ 100 ..................     5.31      11/3/14     498,375
   800,000   Fannie Mae, Callable 4/26/10 @ 100 ...................     5.00      4/26/17     783,643
   583,118   Fannie Mae ...........................................      4.5      6/25/33     572,740
   473,584   Fannie Mae ...........................................     5.00      3/25/34     473,939
   500,000   Federal Farm Credit Bank, MTN ........................     5.87       9/2/08     519,244
   420,000   Federal Farm Credit Bank .............................     5.81      1/10/11     444,402
   750,000   Federal Farm Credit Bank, Callable 11/29/06 @ 100 ....     4.65     11/29/11     741,790
   500,000   Federal Farm Credit Bank .............................      4.6      1/17/12     500,700
   250,000   Federal Farm Credit Bank, Callable 10/20/05 @ 100 ....     5.22     10/20/14     248,665
 2,000,000   Federal Farm Credit Bank .............................     3.75      10/3/07   1,968,227
   250,000   Federal Home Loan Bank, Series L-06 ..................     5.82      1/11/06     251,210
   285,000   Federal Home Loan Bank, Series TV06 ..................     4.88     11/15/06     286,461
   925,000   Federal Home Loan Bank, Series HS07 ..................     6.20     10/10/07     956,971
   800,000   Federal Home Loan Bank, Callable 11/6/05 @ 100 .......     4.50       6/6/08     792,602
   500,000   Federal Home Loan Bank ...............................     4.05      8/13/08     493,861
 1,065,000   Federal Home Loan Bank, Series 100 ...................     5.80       9/2/08   1,101,575
   325,000   Federal Home Loan Bank, Series 8D08 ..................     5.25     11/14/08     332,112
   875,000   Federal Home Loan Bank ...............................     5.49     12/22/08     902,648
   400,000   Federal Home Loan Bank, Callable 10/30/05 @ 100 ......     4.28     10/30/09     394,880
   200,000   Federal Home Loan Bank, Series 5, Callable 3/30/06
             @ 100 ................................................     4.00      3/30/10     197,833
 1,250,000   Federal Home Loan Bank, Series 1, Callable 3/30/06
             @ 100 ................................................     4.75      3/30/10   1,235,922
   550,000   Federal Home Loan Bank ...............................     4.00      4/22/10     538,456
   100,000   Federal Home Loan Bank, Series 1N11 ..................     6.00      5/13/11     107,254
 1,000,000   Federal Home Loan Bank, Callable 8/3/06 @ 100 ........     5.00       8/3/11     992,305
   500,000   Federal Home Loan Bank ...............................     4.63      2/15/12     500,143
 1,000,000   Federal Home Loan Bank, Callable 2/16/07 @ 100 .......     4.75      2/16/12     987,370
   500,000   Federal Home Loan Bank ...............................     5.00      2/21/12     497,313
 1,200,000   Federal Home Loan Bank, Callable 11/3/05 @ 100 .......     5.25       5/3/12   1,197,174
   200,000   Federal Home Loan Bank, Callable 10/29/05 @ 100 ......     4.00     10/29/13     198,644
   500,000   Federal Home Loan Bank ...............................     4.25      1/30/15     496,917
 1,000,000   Federal Home Loan Bank, Callable 4/20/06 @ 100 .......     5.74      4/20/15   1,004,176


                                    continued
                                        5

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE      VALUE ($)
----------                    --------------------                    --------   --------   ----------
   500,000   Federal Home Loan Bank, Callable 12/26/05 @ 100 ......     4.00      6/26/18      482,053
   500,000   Federal Home Loan Bank, Callable 10/18/05 @ 100 ......     5.65      3/22/19      496,473
   500,000   Federal Home Loan Bank, Callable 11/4/09 @ 100 .......      5.3      11/4/19      494,396
   500,000   Federal Home Loan Bank, Callable 12/27/06 @ 100 ......     5.85     12/27/19      500,566
   200,000   Freddie Mac ..........................................     3.25      3/14/08      194,033
    50,000   Freddie Mac ..........................................     5.75      4/15/08       51,610
   750,000   Freddie Mac, Callable 12/1/05 @ 100 ..................     4.85      12/1/09      748,756
   548,689   Freddie Mac ..........................................     3.75      4/15/11      546,703
 1,000,000   Freddie Mac ..........................................     6.25       3/5/12    1,023,803
   800,000   Freddie Mac, Callable 10/11/05 @ 100 .................     4.75     10/11/12      794,264
   750,000   Freddie Mac, Callable 11/5/07 @ 100 ..................     5.25      11/5/12      745,115
 1,500,000   Freddie Mac ..........................................      4.8      7/30/13    1,466,449
   500,000   Freddie Mac ..........................................     5.13       8/6/13      497,466
   500,000   Freddie Mac, Callable 11/7/05 @ 100 ..................     5.13      11/7/13      500,409
 1,500,000   Freddie Mac, Callable 1/30/07 @ 100 ..................     5.00      1/30/14    1,488,358
   500,000   Freddie Mac, Callable 10/27/06 @ 100 .................     5.00     10/27/14      496,298
   750,000   Freddie Mac ..........................................     5.00     11/13/14      748,760
 1,500,000   Freddie Mac ..........................................     5.00      1/15/19    1,502,320
   413,644   Freddie Mac ..........................................     4.75      3/15/22      410,953
 1,458,800   Freddie Mac ..........................................     5.00      8/15/27    1,459,762
   692,064   Freddie Mac, Series 2664 .............................     5.00      4/15/30      686,514
   335,386   Freddie Mac ..........................................     5.50     10/15/31      337,947
                                                                                            ----------
             TOTAL U.S. GOVERNMENT AGENCIES (cost - $44,501,308) ..                         44,192,809
                                                                                            ----------
             U.S. TREASURY NOTES -- 19.4%
   525,000   U.S. Treasury Notes ..................................     5.88     11/15/05      526,394
   700,000   U.S. Treasury Notes ..................................     5.63      2/15/06      704,402
   700,000   U.S. Treasury Notes ..................................     6.88      5/15/06      711,867
 1,150,000   U.S. Treasury Notes ..................................     6.50     10/15/06    1,176,999
   150,000   U.S. Treasury Notes ..................................     6.25      2/15/07      154,236
   500,000   U.S. Treasury Notes ..................................     3.75      3/31/07      496,797
 1,000,000   U.S. Treasury Notes ..................................     3.63      4/30/07      991,562
   325,000   U.S. Treasury Notes ..................................     6.63      5/15/07      337,606
 2,000,000   U.S. Treasury Notes ..................................     3.88      7/31/07    1,989,376
   400,000   U.S. Treasury Notes ..................................     6.13      8/15/07      413,953
   775,000   U.S. Treasury Notes ..................................     5.50      2/15/08      798,492
   650,000   U.S. Treasury Notes ..................................     5.63      5/15/08      672,927
   350,000   U.S. Treasury Notes ..................................     3.38     11/15/08      341,647
   340,000   U.S. Treasury Notes ..................................     4.75     11/15/08      345,459
   300,000   U.S. Treasury Notes ..................................     3.88      5/15/09      296,719
 3,000,000   U.S. Treasury Notes ..................................     3.63      1/15/10    2,930,743
   250,000   U.S. Treasury Notes ..................................     3.50      2/15/10      242,842
   500,000   U.S. Treasury Notes ..................................     4.00      3/15/10      495,547
   700,000   U.S. Treasury Notes ..................................     5.00      8/15/11      727,371
   200,000   U.S. Treasury Notes ..................................     4.88      2/15/12      206,742
   500,000   U.S. Treasury Notes ..................................     4.38      8/15/12      502,949


                                    continued
                                        6

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE      VALUE ($)
----------                    --------------------                    --------   --------   ----------
 1,750,000   U.S. Treasury Notes ..................................     4.00     11/15/12    1,721,494
   200,000   U.S. Treasury Notes ..................................     4.75      5/15/14      206,047
 1,750,000   U.S. Treasury Notes ..................................     4.25     11/15/14    1,737,491
   250,000   U.S. Treasury Notes ..................................     1.63      1/15/15      252,794
                                                                                            ----------
             TOTAL U.S. TREASURY NOTES (cost - $18,952,634) .......                         18,982,456
                                                                                            ----------
             INVESTMENT  COMPANIES -- 0.3%
   257,151   Huntington Money Market Fund - Trust Class ...........                            257,151
                                                                                            ----------
             TOTAL INVESTMENT COMPANIES (cost - $257,151) .........                            257,151
                                                                                            ----------
             PREFERRED STOCK -- 1.0%
             INSURANCE AGENTS, BROKERS, & SERVICE -- 1.0%
    40,000   Metlife Inc. .........................................                          1,014,000
                                                                                            ----------
             TOTAL PREFERRED STOCK (cost - $1,018,980) ............                          1,014,000
                                                                                            ----------
             TOTAL INVESTMENTS - 99.1% (cost - $97,237,356)**                               96,933,486
                                                                                            ==========

Percentages indicated are based on net assets of $97,818,431.

* 144A security is restricted as to resale to institutional These securities have been deemed liquid under guidelines established by the Board of Trustees.

** Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation ...........................................   $ 694,017
Unrealized depreciation ...........................................    (997,887)
                                                                      ---------
Net unrealized depreciation .......................................   $(303,870)
                                                                      =========

BKNT - Bank Note
MTN - Medium Term Note

                        See notes to financial statements

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                                                           INTEREST   MATURITY
AMOUNT ($)                              SECURITY DESCRIPTION                                           RATE       DATE     VALUE ($)
----------                              --------------------                                         --------   --------   ---------
MUNICIPAL BONDS -- 97.8%
             ALABAMA -- 0.9%
   210,000   Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured by: AMBAC ........................     4.00%      8/1/14     212,789
                                                                                                                           ---------
             CALIFORNIA -- 1.1%
   250,000   La Mirada California Redevelopment Agency, Callable 8/15/14 @ 100, Insured by: FSA ..     4.25      8/15/19     250,448
                                                                                                                           ---------
             GEORGIA -- 0.4%
   100,000   Athens Georgia Student Housing Authority Revenue, Callable 12/1/12 @ 100,
             Insured by: AMBAC ...................................................................     4.00      12/1/14     101,678
                                                                                                                           ---------
             ILLINOIS -- 4.6%
   200,000   Du Page County Illinois High School District, Series A, GO, Callable 12/1/07 @ 100 ..     5.05      12/1/14     206,248
   500,000   Illinois State, GO, Callable 9/1/06 @ 102, Insured by: FGIC .........................     5.40       9/1/08     520,404
   300,000   Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by: AMBAC .........     5.00       6/1/14     314,601
                                                                                                                           ---------
                                                                                                                           1,041,253
                                                                                                                           ---------
             INDIANA -- 59.4%
   200,000   Blackford County Indiana School Building Corp., Callable 7/15/06 @ 101, Insured by:
             AMBAC ...............................................................................     5.00      7/15/11     205,248
   260,000   Bloomington Indiana Municipal Facilities Corp., Callable 2/1/08 @ 101 ...............     4.80       8/1/12     268,112
   200,000   Carmel Indiana Redevelopment Authority, Insured by: MBIA ............................     4.25       8/1/11     207,938
   380,000   Center Grove Indiana Building Corp., Insured by: FGIC ...............................     3.50      1/15/11     380,167
   150,000   Clarksville Indiana High School Building Corp., Callable 7/15/08 @ 101, Insured by:
             MBIA ................................................................................     5.00      7/15/14     157,997
   225,000   Cloverdale Indiana Multi-School Building Corp., Callable 1/15/08 @ 102, Insured by:
             MBIA ................................................................................     4.95      1/15/11     238,682
   200,000   Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @ 101, Insured by:
             MBIA ................................................................................     4.80      1/15/14     208,652
   250,000   Decatur Township Marion County Multi-School Building Corp., Insured by: MBIA ........     4.00      7/15/08     255,468
   295,000   Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101, Insured by: MBIA ........     5.00      12/1/12     308,402
   400,000   Delaware County Indiana Hospital Authority, Callable 8/1/08 @ 102, Insured by:
             AMBAC ...............................................................................     5.00       8/1/16     426,579
   125,000   Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @ 100, Insured by:
             AMBAC ...............................................................................     4.85       7/5/15     131,123
   400,000   East Allen Woodland School Building Corp. Indiana, Insured by: MBIA .................     3.25      7/15/10     398,236
   300,000   Elkhart County Indiana Corrections Complex, Callable 6/1/14 @ 100, Insured by:
             MBIA ................................................................................     4.13      12/1/19     298,554
   165,000   Elkhart Indiana Community Schools, GO ...............................................     4.95      7/15/06     167,460
   100,000   Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100, Insured by:
             MBIA ................................................................................     4.70       3/1/13     104,856
   225,000   Fort Wayne Indiana South Side School Building Corp., Callable 7/15/06 @ 102, Insured
             by: FSA .............................................................................     4.75      1/15/12     231,491
   260,000   Greencastle Indiana Multi-School Building Corp., Callable 7/10/12 @ 100, Insured by:
             FGIC ................................................................................     4.10      1/10/13     266,162
   300,000   Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100, Insured by: MBIA .....     4.25       7/1/13     309,102
   275,000   Indiana Bank Revenue, Insured by: MBIA ..............................................     4.00       4/1/09     281,842
   290,000   Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured by: FSA ..............     4.60       2/1/13     302,490
   265,000   Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101 ...............................     4.80       2/1/13     274,932


                                    continued
                                        8

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE      VALUE ($)
----------                    --------------------                    --------   --------   ----------
   470,000   Indiana Health Facilities Financing Authority,
             Callable 8/15/07 @ 102, Insured by: RADIAN............     5.50      2/15/10      498,749
   325,000   Indiana State Educatonal Facilities Authority,
             Callable 10/15/08 @ 101...............................     4.95     10/15/12      339,060
   300,000   Indiana State Office Building Community Facilities,
             Series A, Callable 7/1/08 @ 101.......................     4.70       7/1/11      311,400
   300,000   Indiana University Revenue, Series L, Callable 8/1/08
             @ 101.................................................     5.00       8/1/12      316,440
   100,000   Indianapolis-Marion County Indiana Public Library,
             Series A, GO, Callable 7/1/10 @ 101...................      4.1       7/1/14      101,407
   100,000   Johnson County Indiana, GO, Insured by: FSA...........     4.10      7/15/07      101,817
   265,000   La Porte Indiana Multi School Building Corp., Insured
             by: FSA...............................................     4.00      1/15/10      271,800
   305,000   Lafayette Indiana Redevelopment Authority, Callable
             2/1/13 @ 100..........................................     3.75       8/1/13      305,958
    75,000   Marion County Indiana Convention and Recreational
             Facilities Authority, Series A, Callable 6/1/08 @
             101...................................................     5.00       6/1/12       78,862
   275,000   Mithcell Indiana Multi-School Building Corp...........     4.65       7/5/13      291,877
   200,000   Monroe County Indiana Community School Corp.,
             Callable 1/1/07 @ 102, Insured by: MBIA...............     5.25       7/1/12      209,580
   300,000   Montgomery County Indiana Jail Facility Building
             Corp., Callable 1/15/15 @ 100, Insured by: FSA........     4.00      7/15/16      298,686
   150,000   Mt. Vernon of Hancock County Indiana Multi-School
             Building Corp., Series B, Callable 7/15/11 @ 100,
             Insured by: AMBAC.....................................     4.70      1/15/12      158,451
   200,000   Munster Indiana School Building Corp., Callable
             7/5/08 @ 101, Insured by: FSA.........................     4.60       7/5/10      208,816
   400,000   North Montgomery Indiana High School Building Corp.,
             Callable 1/15/11 @ 100, Insured by: FGIC..............     5.05      7/15/15      422,507
   100,000   Northwest Allen County Indiana Middle School Building
             Corp., Callable 1/15/09 @ 101, Insured by: MBIA.......     4.75      1/15/12      105,940
   200,000   Northwest Allen County Indiana Middle School Building
             Corp., Callable 1/15/09 @ 101, Insured by: MBIA.......     4.90      1/15/14      212,808
   400,000   Perry Township Indiana Multi-School Building Corp.,
             Callable 7/15/06 @ 101, Insured by: AMBAC.............     5.00      7/15/13      410,495
   240,000   Perry Township Indiana Multi-School Building Corp.,
             Callable 7/15/10 @ 101, Insured by: FGIC..............     4.63      1/15/15      249,607
   235,000   Peru Indiana School Building Corp., Insured by: MBIA..     3.75      1/15/13      235,733
   300,000   Porter County Indiana Jail Building Corp., Callable
             7/10/11 @ 100, Insured by: FSA........................     5.00      7/10/16      316,077
   275,000   Princeton Indiana Sewer Works Revenue, Callable
             5/1/09 @ 101..........................................     4.50       5/1/13      276,609
    50,000   Purdue University Indiana Certificates Participation,
             Callable 7/1/08 @ 100.................................     4.50       7/1/09       51,517
   250,000   Rochester Indiana Community School Building Corp.,
             Callable 7/15/08 @ 102, Insured by: AMBAC.............     5.00      7/15/13      266,783
   200,000   South Bend Indiana Community School Building Corp.,
             Callable 1/1/10 @ 101, Insured by: FSA................     4.60       7/1/13      208,490
   225,000   South Bend Indiana Community School Building Corp.,
             Callable 1/1/10 @ 101, Insured by: FSA................     5.10       7/1/17      239,891
   400,000   Sunman-Dearbon Indiana High School Building Corp.,
             Insured by: MBIA......................................     4.00      7/15/12      409,288
   125,000   Terre Haute Indiana San District, GO, Callable
             1/1/07 @ 102, Insured by: AMBAC.......................     4.60       7/1/10      129,569
   300,000   Terre Haute Indiana San District, Callable 1/1/15 @
             100, Insured by: AMBAC................................     4.00       7/1/17      297,765
   200,000   Vinton-Tecumseh Indiana School Building Corp.,
             Callable 1/5/08 @ 101, Insured by: SAW................     5.00       7/5/13      208,144
   300,000   Warren Township Indiana School Building Corp.,
             Callable 7/5/08 @ 101, Insured by: FSA................     5.00       7/5/14      315,867
   275,000   Whitley County Indiana Middle School Building Corp.,
             Callable 7/10/08 @ 101, Insured by: FSA...............     4.80      1/10/11      287,642
                                                                                            ----------
                                                                                            13,561,128
                                                                                            ----------


                                    continued
                                        9

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                            INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                      RATE       DATE     VALUE ($)
----------                    --------------------                    --------   --------   ---------
             KANSAS -- 1.1%
   250,000   Kansas State Development Finance Authority Revenue....     3.25      11/1/09     250,565
                                                                                            ---------
             KENTUCKY -- 1.9%
   250,000   Jessamine County Kentucky School District, Insured by:
             AMBAC.................................................     4.00       1/1/14     253,850
   185,000   Kentucky Rural Water Financial Corp., Series C,
             Callable 2/1/12 @ 101, by: MBIA.......................     3.88       2/1/14     186,238
                                                                                            ---------
                                                                                              440,088
                                                                                            ---------
             MICHIGAN -- 4.6%
   250,000   Green Oak Township Michigan - Sewer, GO, Callable
             5/1/12 @ 100, Insured by: MBIA........................     4.00       5/1/17     250,425
   300,000   Macomb Township Michigan Building Authority, GO,
             Callable 4/1/11 @ 100, Insured by: AMBAC..............     4.75       4/1/16     321,054
   150,000   Michigan Higher Education Facilities Authority
             Revenue, Callable 12/1/12 @ 100.......................     5.00      12/1/20     155,652
   320,000   Warren Michigan Downtown Development, GO, Insured
             by: MBIA..............................................     4.00      10/1/14     324,832
                                                                                            ---------
                                                                                            1,051,963
                                                                                            ---------
             MISSOURI -- 2.2%
   200,000   Creve Coeur Missouri, SO..............................     3.50       1/1/13     198,476
   300,000   Jefferson County Missouri School District, GO,
             Callable 3/1/14 @ 100, Insured by: MBIA...............     4.35       3/1/16     310,239
                                                                                            ---------
                                                                                              508,715
                                                                                            ---------
             NEVADA -- 1.1%
   250,000   University of Nevada Community College, Series A,
             Callable 7/1/11 @ 100, Insured by: FGIC...............     4.45       7/1/12     260,260
                                                                                            ---------
             NORTH DAKOTA -- 1.3%
   300,000   North Dakota State Building Authority Lease Revenue,
             Callable 12/1/13 @ 100................................     3.70      12/1/15     295,491
                                                                                            ---------
             OHIO -- 1.1%
   250,000   Akron Ohio Package Facility Project, Series A,
             Insured by: AMBAC.....................................     3.50      12/1/10     251,873
                                                                                            ---------
             PENNSYLVANIA -- 0.7%
                                                                                            ---------
   150,000   Pennsylvania State Higher Educational Facilities
             Authority College & University Revenue, Callable
             7/1/11 @ 100, Insured by: ASST GTY....................     5.38       7/1/23     158,270
                                                                                            ---------
             TEXAS -- 3.9%
   350,000   Brownsville Texas, GO, Callable 2/15/14 @ 100, Insured
             by: AMBAC.............................................     4.00      2/15/17     346,833
   225,000   Keller Texas, Insured by: MBIA........................     3.75      2/15/11     227,610
   300,000   Travis County Texas, Series A, GO, Callable
             3/1/08 @ 100..........................................     4.75       3/1/15     311,946
                                                                                            ---------
                                                                                              886,389
                                                                                            ---------
             UTAH -- 2.2%
   200,000   South Davis Recreation District Utah, Callable 1/1/15
             @ 100, Insured by: XLCA...............................     4.38       1/1/20     201,426
   300,000   Utah State Building Ownership Authority Lease
             Revenue...............................................     3.25      5/15/09     299,688
                                                                                            ---------
                                                                                              501,114
                                                                                            ---------
             WASHINGTON -- 4.0%
   300,000   Seattle Washington Municipal Light and Power Revenue,
             Insured by: FSA.......................................     3.25       8/1/11     296,382
   300,000   Washington State, Series 2003A, GO, Callable
             7/1/12 @ 100..........................................     5.00       7/1/14     319,923
   300,000   Washington State, Callable 4/1/14 @ 100, Insured
             by: MBIA..............................................     4.25      10/1/15     307,962
                                                                                            ---------
                                                                                              924,267
                                                                                            ---------
             WISCONSIN -- 7.3%
   400,000   Chilton Wisconsin School District, Callable 4/1/12,
             Insured by: FGIC......................................     4.00       4/1/13     406,632
    50,000   Elmbrook Wisconsin School District, GO, Callable
             4/1/12 @ 100..........................................     4.13       4/1/15      50,297


                                    continued
                                       10

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                                            INTEREST   MATURITY
AMOUNT ($)                              SECURITY DESCRIPTION                            RATE       DATE      VALUE ($)
----------                              --------------------                          --------   --------   ----------
   595,000   Green Bay Wisconsin Area Public School District, Series B,
             Insured by: FGIC .....................................................     3.38       4/1/10      595,856
   300,000   Janesville Wisconsin School District, GO, Callable 3/1/08 @ 100,
             Insured by: FGIC .....................................................     4.00       3/1/12      303,285
   200,000   Wisconsin State Clean Water Revenue, Series 1, Callable
             6/1/08 @ 100 .........................................................     4.85       6/1/18      204,790
   100,000   Wisconsin State Health & Educational Facilities Authority Revenue,
             Callable 2/15/09 @ 101 ...............................................     5.38      2/15/22      101,879
                                                                                                            ----------
                                                                                                             1,662,739
                                                                                                            ----------
             TOTAL MUNICIPAL BONDS (cost - $21,830,994) ...........................                         22,359,030
                                                                                                            ----------
             INVESTMENT COMPANIES -- 1.5%
   341,770   Huntington Money Market Fund - Trust Class ...........................                            341,770
                                                                                                            ----------
             TOTAL INVESTMENT COMPANIES (cost - $341,770) .........................                            341,770
                                                                                                            ----------
             TOTAL INVESTMENTS - 99.3% (cost - $22,172,764)** .....................                         22,700,800
                                                                                                            ==========

Percentages indicated are based on net assets of $22,867,272.

** Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation .......   $596,631
Unrealized depreciation .......    (68,595)
                                  --------
Net unrealized appreciation ...   $528,036
                                  ========

AMBAC - AMBAC Indemnity Corp.
ASST GTY - Asset Guaranty
BKNT - Bank Note
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding
SO - Special Obligation
XLCA - XL Capital Assurance, Inc.

                       See notes to financial statements.

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAL                                                   INTEREST   MATURITY
AMOUNT ($)                SECURITY DESCRIPTION                 RATE       DATE      VALUE ($)
----------                --------------------               --------   --------   ----------
             ASSET BACKED -- 23.5%
             FINANCE SERVICES -- 23.5%
 2,000,000   Amsterdam Funding* (a).......................     3.58%     10/3/05    1,999,602
 2,500,000   Barton Capital* (a)..........................     3.56      10/6/05    2,498,764
 2,000,000   Fountain Square* (a).........................     3.64     10/18/05    1,996,562
 3,250,000   Gramplian Funding, Ltd.* (a).................     3.53     10/18/05    3,244,581
 2,000,000   Old Line Funding* (a)........................     3.59      10/4/05    1,999,402
 2,415,000   Sheffield Receivable* (a)....................     3.75      10/5/05    2,413,994
 2,000,000   Thames Asset Global* (a).....................     3.70     11/15/05    1,990,750
 2,250,000   Three Pillars Funding* (a)...................     3.66      10/3/05    2,249,543
 2,500,000   Windmill Funding* (a)........................     3.65      11/2/05    2,491,889
                                                                                   ----------
                                                                                   20,885,087
                                                                                   ----------
             TOTAL ASSET BACKED (cost - $20,885,087)......                         20,885,087
                                                                                   ----------
             COMMERCIAL PAPER -- 39.8%
             BANK HOLDING COMPANIES -- 7.3%
 2,500,000   Citigroup Funding*...........................     3.63     10/17/05    2,495,967
 2,000,000   Greenwich Capital**..........................     3.63      12/6/05    2,000,000
 2,000,000   Northern Trust Corp.*........................     3.68      11/8/05    1,992,231
                                                                                   ----------
                                                                                    6,488,198
                                                                                   ----------
             FOREIGN BANK & BRANCHES & AGENCIES -- 18.8%
 3,000,000   Barclays US Funding*.........................     3.70      12/6/05    2,979,649
 3,000,000   BP America Inc.*.............................     3.64     10/25/05    2,992,729
 2,000,000   Dexia DEL LLC*...............................     3.44      10/5/05    1,999,236
 2,500,000   HBOS Treasury Service*.......................     3.45      10/7/05    2,498,563
 2,500,000   Royal Bank of Scotland*......................     3.50      10/6/05    2,498,785
 2,000,000   Societe Generale*............................     3.59      10/4/05    1,999,403
 1,750,000   Societe Generale*............................     3.74     12/12/05    1,736,928
                                                                                   ----------
                                                                                   16,705,293
                                                                                   ----------
             NATIONAL BANKS, COMMERCIAL -- 2.2%
 2,000,000   JP Morgan Chase*.............................     3.59     10/11/05    1,998,006
                                                                                   ----------
             PERSONAL CREDIT INSTITUTIONS -- 9.0%
 2,000,000   American Honda Finance*......................     3.60     10/24/05    1,995,400
 3,500,000   General Electric Capital*....................     3.55      10/3/05    3,499,309
   500,000   General Electric Capital** ..................     3.91       2/3/06      500,400
 2,000,000   Toyoto Motor Credit*.........................     3.88     12/27/05    1,981,247
                                                                                   ----------
                                                                                    7,976,356
                                                                                   ----------
             SECURITY BROKERS & DEALERS -- 2.5%
 2,250,000   Morgan Stanley Dean Whitter & Co.*...........     3.72     10/12/05    2,247,443
                                                                                   ----------
             TOTAL COMMERCIAL PAPER (cost - $35,415,296)..                         35,415,296
                                                                                   ----------
             U.S. GOVERNMENT AGENCIES -- 11.00%
 2,000,000   Federal Farm Credit Bank**...................     3.72      1/22/07    2,002,047
 1,000,000   Federal Home Loan Bank.......................     2.25     10/20/05    1,000,000
 1,000,000   Federal Home Loan Bank.......................     2.82     12/16/05    1,000,000
 1,250,000   Federal Home Loan Bank.......................     3.13       2/3/06    1,250,000
 1,000,000   Federal Home Loan Bank.......................     3.60      5/19/06    1,000,000


                                    continued
                                       12

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

 SHARES OR
 PRINCIPAl                                                                              INTEREST   MATURITY
AMOUNT ($)                             SECURITY DESCRIPTION                               RATE       DATE      VALUE ($)
----------                             --------------------                             --------   --------   ----------
 1,000,000   Federal Home Loan Bank..................................................     4.38     10/26/06    1,000,000
 1,250,000   Federal Home Loan Bank**................................................     3.72      2/22/07    1,250,000
 1,250,000   Federal Home Loan Bank**................................................     3.53       3/2/07    1,250,000
                                                                                                              ----------
             TOTAL U.S. GOVERNMENT AGENCIES (cost - $9,752,047)......................                          9,752,047
                                                                                                              ----------
             CORPORATE BOND -- 1.1%
             FOREIGN BANK & BRANCHES & AGENCIES -- 1.1%
 1,000,000   Abbey National Treasury Services** (b) .................................     3.23      1/13/06    1,000,119
                                                                                                              ----------
             TOTAL CORPORATE BOND (cost - $1,000,119)................................                          1,000,119
                                                                                                              ----------
             REPURCHASE AGREEMENTS -- 14.6%
             SECURITY BROKERS & DEALERS -- 14.6%
 1,000,000   Bank of America (Dated 9/30/05, due 10/3/05, proceeds at maturity
             $1,000,263, fully collateralized by various U.S. Treasury Notes,
             3.63%, 1/15/10, valued at $1,018,916) ..................................     3.15      10/3/05    1,000,000

 4,000,000   JP Morgan (Dated 9/30/05, due 10/3/05, proceeds at maturity
             $4,001,050, fully collateralized by various U.S. Treasury Notes,
             3.13%, 9/15/08, valued at $4,073,326)...................................     3.15      10/3/05    4,000,000

 4,000,000   Morgan Stanley (Dated 9/30/05, due 10/3/05, proceeds at maturity
             $4,001,077, fully collateralized by various U.S. Treasury Notes,
             8.13%, 8/15/21, valued at $4,066,683)...................................     3.23      10/3/05    4,000,000

 4,000,000   Wachovia (Dated 9/30/05, due 10/3/05, proceeds at maturity
             $4,001,083, fully collateralized by various U.S. Treasury Notes,
             1.63%, 1/15/15, valued at $4,060,033)...................................     3.25      10/3/05    4,000,000
                                                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS (cost - $13,000,000)........................                         13,000,000
                                                                                                              ----------
             CERTIFICATES OF DEPOSIT -- 8.8%
             FOREIGN BANK & BRANCHES & AGENCIES -- 6.2%
 1,000,000   Barclays Bank NY**......................................................     3.81      6/21/06      999,986
 2,500,000   CIBC....................................................................     3.48      10/6/05    2,500,000
 2,000,000   Toronto Dominion Bank...................................................     3.67     11/10/05    2,000,000
                                                                                                              ----------
                                                                                                               5,499,986
                                                                                                              ----------
             NATIONAL BANKS, COMMERCIAL -- 2.6%
 2,300,000   Chase Manhattan.........................................................     3.60      10/7/05    2,300,000
                                                                                                              ----------
             TOTAL CERTIFICATES OF DEPOSIT (cost - $7,799,986)                                                 7,799,986
                                                                                                              ----------
             INVESTMENT COMPANIES -- 2.5%
   494,922   BlackRock Provident Institutional TempFund..............................                            494,922
    67,872   Goldman Sachs Financial Square Prime Obligations Fund...................                             67,872
 1,693,917   Merrill Lynch Premier Institutional Fund................................                          1,693,917
                                                                                                              ----------
             TOTAL INVESTMENT COMPANIES (cost - $2,256,711)..........................                          2,256,711
                                                                                                              ----------
             TOTAL INVESTMENTS - 101.3% (cost - $90,109,246)***                                               90,109,246
                                                                                                              ==========

----------
Percentages indicated are based on net assets of $88,949,007.

* Discount Note securities. The rate reflected on the Schedule of Portfolio Investment is the effective rate of the security.

** Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at September 30, 2005.

***  Cost for federal income tax and financial reporting purposes are the same.

(a) 4 (2) security exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

                                                            LARGE CAP                    TAX-EXEMPT
                                                              GROWTH        INCOME         INCOME     MONEY MARKET
                                                               FUND          FUND           FUND          FUND
                                                           -----------   ------------   -----------   ------------
ASSETS:
Investments, at value (Cost $33,786,549; $97,237,356;
   $22,172,764; and $77,109,246, respectively) .........   $44,563,914   $96,933,486    $22,700,800   $77,109,246
Repurchase agreements, at cost .........................            --            --             --    13,000,000
                                                           -----------   -----------    -----------   -----------
Total Investments ......................................    44,563,914    96,933,486     22,700,800    90,109,246
Interest and dividends receivable ......................        29,107     1,255,379        240,543       114,465
Receivable for investments sold ........................       326,065            --             --            --
Prepaid expenses and other assets ......................         3,912         6,131          1,933         2,171
                                                           -----------   -----------    -----------   -----------
TOTAL ASSETS ...........................................    44,922,998    98,194,996     22,943,276    90,225,882
                                                           -----------   -----------    -----------   -----------
LIABILITIES:
Distributions payable ..................................         6,010       322,750         61,594       243,224
Payable for investments purchased ......................       389,637            --             --     1,000,000
Accrued expenses and other payables:
   Investment advisory fees ............................        19,990        20,378          1,887         3,980
   Administration fees .................................           918         2,043            479         2,399
   Distribution fees ...................................           155            78             37            --
   Transfer agent fees .................................         3,935         3,868          3,176         3,723
   Trustee fees ........................................         2,380           866            411         1,943
   Chief compliance officer fees .......................           701         2,040            365         1,337
   Other liabilities ...................................        12,433        24,542          8,055        20,269
                                                           -----------   -----------    -----------   -----------
TOTAL LIABILITIES ......................................       436,159       376,565         76,004     1,276,875
                                                           -----------   -----------    -----------   -----------
COMPOSITION OF NET ASSETS:
Capital ................................................    31,542,452    98,412,951     22,302,014    88,949,054
Distributions in excess of net investment income .......          (135)       (4,560)            --            (1)
Accumulated net realized gains (losses) on investment
   transactions ........................................     2,167,157      (286,090)        37,222           (46)
Net unrealized appreciation (depreciation) on
   investment transactions .............................    10,777,365      (303,870)       528,036            --
                                                           -----------   -----------    -----------   -----------
NET ASSETS .............................................   $44,486,839   $97,818,431    $22,867,272   $88,949,007
                                                           ===========   ===========    ===========   ===========

CLASS A SHARES:
Net assets .............................................   $   729,277   $   365,872    $   173,791
                                                           ===========   ===========    ===========
Shares outstanding .....................................        60,114        37,472         17,533
                                                           ===========   ===========    ===========
Net Asset Value and Redemption Price per share .........   $     12.13   $      9.76    $      9.91
                                                           ===========   ===========    ===========
Maximum Sales Load .....................................          4.75%         3.25%          3.25%
                                                           ===========   ===========    ===========
Maximum Offering Price per share (100%/(100%-maximum
   sales charge) of net asset value adjusted to the
   nearest cent) .......................................   $     12.73   $     10.09    $     10.24
                                                           ===========   ===========    ===========
CLASS I SHARES:
Net assets .............................................   $43,757,562   $97,452,559    $22,693,481   $88,949,007
                                                           ===========   ===========    ===========   ===========
Shares outstanding .....................................     3,583,828     9,980,237      2,289,287    88,953,627
                                                           ===========   ===========    ===========   ===========
Net Asset Value, Offering Price, and Redemption Price
   per share ...........................................   $     12.21   $      9.76    $      9.91   $      1.00
                                                           ===========   ===========    ===========   ===========

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2005
                                   (UNAUDITED)

                                                                       LARGE CAP                TAX-EXEMPT      MONEY
                                                                        GROWTH       INCOME       INCOME       MARKET
                                                                         FUND         FUND         FUND         FUND
                                                                      ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Interest ..........................................................   $    4,444   $2,274,174    $463,875    $1,545,178
Dividends .........................................................      260,864       27,542       4,468        63,179
                                                                      ----------   ----------    --------    ----------
   Total Investment Income ........................................      265,308    2,301,716     468,343     1,608,357
                                                                      ----------   ----------    --------    ----------
EXPENSES:
Investment advisory fees ..........................................      160,193      247,579      56,165        50,368
Administration fees ...............................................       41,599       96,537      21,894       123,376
Distribution fees (Class A) .......................................          832          449         188            --
Distribution fees (Class B) .......................................          487           91         128            --
Fund accounting fees ..............................................       26,807       36,444      31,639        22,081
Professional fees .................................................        7,460       11,164       6,539        10,631
Custodian fees ....................................................        3,560        6,932       1,903        22,173
Transfer agent fees ...............................................       22,115       21,075      15,527        17,808
Chief Compliance Officer fees .....................................        1,298        3,618         716         3,519
Other expenses ....................................................       10,532       23,824       6,702        21,885
                                                                      ----------   ----------    --------    ----------
   Total expenses before fee reductions ...........................      274,883      447,713     141,401       271,841
Expenses contractually reduced by Investment Advisor ..............      (42,719)    (123,789)    (52,332)      (25,185)
                                                                      ----------   ----------    --------    ----------
Net Expenses ......................................................      232,164      323,924      89,069       246,656
                                                                      ----------   ----------    --------    ----------
Net Investment Income .............................................       33,144    1,977,792     379,274     1,361,701
                                                                      ----------   ----------    --------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on investment transactions .........      792,373     (199,522)     14,093           (27)
   Change in unrealized appreciation/depreciation on investments ..    2,246,349      210,594      26,272            --
                                                                      ----------   ----------    --------    ----------
   Net realized/unrealized gains (losses) on investments ..........    3,038,722       11,072      40,365           (27)
                                                                      ----------   ----------    --------    ----------
Change in net assets resulting from operations ....................   $3,071,866   $1,988,864    $419,639    $1,361,674
                                                                      ==========   ==========    ========    ==========

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   LARGE CAP GROWTH FUND                INCOME FUND
                                                               -----------------------------   -----------------------------
                                                                PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                               SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                                                    2005            2005            2005            2005
                                                               -------------   -------------   -------------   -------------
                                                                (UNAUDITED)                     (UNAUDITED)
OPERATIONS:
   Net investment income ...................................    $    33,144    $     32,689    $  1,977,792    $  3,003,433
   Net realized gains (losses) on investment transactions ..        792,373       3,147,002        (199,522)         (8,007)
   Change in unrealized appreciation/depreciation on
   investment transactions .................................      2,246,349        (197,997)        210,594      (3,231,126)
                                                                -----------    ------------    ------------    ------------
Change in net assets from operations .......................      3,071,866       2,981,694       1,988,864        (235,700)
                                                                -----------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income ..............................            (46)             --          (6,735)         (9,269)
   From net realized gain on investment ....................             --         (38,031)             --              --
CLASS B:
   From net investment income ..............................             --              --            (269)         (1,019)
   From net realized gain on investment ....................             --         (11,008)             --              --
CLASS I:
   From net investment income ..............................        (33,234)        (32,688)     (1,975,349)     (3,000,432)
   From net realized gain on investment ....................             --      (2,727,939)             --              --
                                                                -----------    ------------    ------------    ------------
   Change in net assets from shareholder distributions .....        (33,280)     (2,809,666)     (1,982,353)     (3,010,720)
                                                                -----------    ------------    ------------    ------------
   Change in net assets from capital share transactions ....      2,361,386       4,715,936        (210,739)     39,486,168
                                                                -----------    ------------    ------------    ------------
   Change in net assets ....................................      5,399,972       4,887,964        (204,228)     36,239,748
                                                                -----------    ------------    ------------    ------------
NET ASSETS:
   Beginning of period .....................................     39,086,867      34,198,903      98,022,659      61,782,911
                                                                -----------    ------------    ------------    ------------
   End of period* ..........................................    $44,486,839    $ 39,086,867    $ 97,818,431    $ 98,022,659
                                                                ===========    ============    ============    ============
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued .............................    $   220,250    $    120,264    $     92,848    $     94,611
   Dividends reinvested ....................................             45          37,917           6,250           8,768
   Cost of shares redeemed .................................       (130,385)        (59,709)        (51,852)        (34,433)
                                                                -----------    ------------    ------------    ------------
   Change in net assets from Class A capital transactions ..    $    89,910    $     98,472    $     47,246    $     68,946
                                                                ===========    ============    ============    ============
CLASS B SHARES
   Proceeds from shares issued .............................    $    28,256    $        171    $     (1,180)            $--
   Dividends reinvested ....................................             --          11,008              96             487
   Cost of shares redeemed .................................       (151,926)           (576)        (27,369)        (10,341)
                                                                -----------   ------------    ------------     ------------
   Change in net assets from Class B capital transactions ..      ($123,670)   $     10,603        ($28,453)        ($9,854)
                                                                ===========    ============    ============    ============
CLASS I SHARES
   Proceeds from shares issued .............................    $ 8,383,515    $ 14,896,427    $ 13,756,518    $ 59,192,618
   Dividends reinvested ....................................          7,174       1,508,406         348,213         691,949
   Cost of shares redeemed .................................     (5,995,543)    (11,797,972)    (14,334,263)    (20,457,491)
                                                                -----------    ------------    ------------    ------------
   Change in net assets from Class I capital transactions ..    $ 2,395,146    $  4,606,861       ($229,532)   $ 39,427,076
                                                                ===========    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ..................................................         21,074          10,481           9,282           9,574
   Reinvested ..............................................              4           3,341             634             882
   Redeemed ................................................        (10,854)         (5,216)         (5,270)         (3,459)
                                                                -----------    ------------    ------------    ------------
   Net change ..............................................         10,224           8,606           4,646           6,997
                                                                ===========    ============    ============    ============
CLASS B SHARES
   Issued ..................................................             --              16              --              --
   Reinvested ..............................................             --             987              10              49
   Redeemed ................................................        (12,869)            (53)         (2,792)         (1,041)
                                                                -----------    ------------    ------------    ------------
   Net change ..............................................        (12,869)            950          (2,782)           (992)
                                                                ===========    ============    ============    ============
CLASS I SHARES
   Issued ..................................................        734,694       1,296,219       1,399,793       5,957,031
   Reinvested ..............................................            617         132,197          35,323          69,545
   Redeemed ................................................       (511,954)     (1,032,408)     (1,455,402)     (2,061,172)
                                                                -----------    ------------    ------------    ------------
   Net change ..............................................        223,357         396,008         (20,286)      3,965,404
                                                                ===========    ============    ============    ============


* Includes undistributed net investment income of $(135), $1, $(4,560), and $1, respectively.

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  TAX-EXEMPT INCOME FUND          MONEY MARKET FUND
                                                               ---------------------------   -----------------------------
                                                                PERIOD ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                                               SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,     MARCH 31,
                                                                    2005           2005           2005            2005
                                                               -------------   -----------   -------------   -------------
                                                                (UNAUDITED)                   (UNAUDITED)
OPERATIONS:
Net investment income ......................................    $   379,274    $   644,471   $   1,361,701   $   1,093,095
Net realized gains (losses) on investment transactions .....         14,093        109,138             (27)            (19)
Change in unrealized appreciation/depreciation on investment
   transactions ............................................         26,272       (648,007)             --              --
                                                                -----------    -----------   -------------   -------------
Change in net assets from operations .......................        419,639        105,602       1,361,674       1,093,076
                                                                -----------    -----------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   CLASS A:
      From net investment income ...........................         (2,349)        (4,381)             --              --
      From net realized gain on investment .................             --         (1,087)             --              --
   CLASS B:                                                                                             --              --
      From net investment income ...........................           (307)          (927)             --              --
      From net realized gain on investment .................             --           (304)             --              --
   CLASS I:
      From net investment income ...........................       (376,618)      (639,163)     (1,361,855)     (1,098,084)
      From net realized gain on investment .................             --       (143,921)             --              --
                                                                ===========    ===========   =============   =============
Change in net assets from shareholder distributions ........       (379,274)      (789,783)     (1,361,855)     (1,098,084)
                                                                ===========    ===========   =============   =============
Change in net assets from capital share transactions .......        924,411      3,751,995      (4,361,896)     22,486,867
                                                                ===========    ===========   =============   =============
Change in net assets .......................................        964,776      3,067,814      (4,362,077)     22,481,859
                                                                ===========    ===========   =============   =============
NET ASSETS:
   Beginning of period .....................................     21,902,496     18,834,682      93,311,084      70,829,225
                                                                ===========    ===========   =============   =============
   End of period* ..........................................    $22,867,272    $21,902,496   $  88,949,007   $  93,311,084
                                                                ===========    ===========   =============   =============
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued .............................    $    38,148    $     6,293   $          --   $          --
   Dividends reinvested ....................................          2,064          4,833              --              --
   Cost of shares redeemed .................................         (2,124)        (6,897)             --              --
                                                                -----------    -----------   -------------   -------------
   Change in net assets from Class A capital transactions ..    $    38,088    $     4,229   $          --   $          --
                                                                ===========    ===========   =============   =============
CLASS B SHARES
   Proceeds from shares issued .............................           (962)   $        --   $          --   $          --
   Dividends reinvested ....................................            387          1,231              --              --
   Cost of shares redeemed .................................        (38,285)            --              --              --
                                                                -----------    -----------   -------------   -------------
   Change in net assets from Class B capital transactions ..       ($38,860)   $     1,231   $          --   $          --
                                                                ===========    ===========   =============   =============
CLASS I SHARES
   Proceeds from shares issued .............................    $ 3,696,420    $10,635,649   $  97,338,089   $ 181,554,602
   Dividends reinvested ....................................          6,243        112,519              45              25
   Cost of shares redeemed .................................     (2,777,480)    (7,001,633)   (101,700,030)   (159,067,760)
                                                                -----------    -----------   -------------   -------------
   Change in net assets from Class I capital transactions ..    $   925,183    $ 3,746,535     ($4,361,896)  $  22,486,867
                                                                ===========    ===========   =============   =============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ..................................................          3,741            623              --              --
   Reinvested ..............................................            207            481              --              --
   Redeemed ................................................           (212)          (678)             --              --
                                                                -----------    -----------   -------------   -------------
   Net change ..............................................          3,736            426              --              --
                                                                ===========    ===========   =============   =============
CLASS B SHARES
   Issued ..................................................             --             --              --              --
   Reinvested ..............................................             39            123              --              --
   Redeemed ................................................         (3,851)            --              --              --
                                                                -----------    -----------   -------------   -------------
   Net change ..............................................         (3,812)           123              --              --
                                                                ===========    ===========   =============   =============
CLASS I SHARES
   Issued ..................................................        371,022      1,057,937      97,338,089     181,554,601
   Reinvested ..............................................            625         11,184              45              25
   Redeemed ................................................       (278,516)      (698,011)   (101,700,030)   (159,067,760)
                                                                -----------    -----------   -------------   -------------
   Net change ..............................................         93,131        371,110      (4,361,896)     22,486,866
                                                                ===========    ===========   =============   =============

* Includes undistributed net investment income of $0, $0, $(1), and $153, respectively.

                       See notes to financial statements.

SIGNAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Change in Net Assets Resulting
                                                               from Operations:                    Less Dividends from:
                                         ------------------------------------------------  -----------------------------------
                                                                     Net         Change
                                                                Realized and     in Net
                                         Net Asset      Net     Unrealized\   Asset Value              Net Realized
                                           Value,   Investment      Gains      Resulting       Net         Gains
                                         Beginning    Income     (Losses) on      from     Investment   (Losses) on    Total
                                         of Period    (loss)     Investments   Operations    Income     Investments  Dividends
                                         ---------  ----------  ------------  -----------  ----------  ------------  ---------
CLASS A
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2005 (Unaudited)    $11.35   $(0.06)      $ 0.84         $ 0.78     $    -- (e)  $   --       $    -- (e)
Year ended March 31, 2005                   11.29    (0.01)        1.00           0.99          --       (0.93)        (0.93)
Year ended March 31, 2004                    9.05    (0.01)        2.58           2.57          -- (e)   (0.33)        (0.33)
Period ended March 31, 2003 (d)             10.00       -- (e)    (0.95)         (0.95)         -- (e)      --            -- (e)
                                           ------   ------       ------         ------     -------      ------       -------
INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.77     0.19        (0.01)          0.18       (0.19)         --         (0.19)
Year ended March 31, 2004                   10.19     0.35        (0.42)         (0.07)      (0.35)         --         (0.35)
Year ended March 31, 2004                   10.21     0.34        (0.02)          0.32       (0.34)         -- (e)     (0.34)
Period ended March 31, 2003 (d)             10.00     0.31         0.25           0.56       (0.31)      (0.04)        (0.35)
                                           ------   ------       ------         ------     -------      ------       -------
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.89     0.16         0.02           0.18       (0.16)         --         (0.16)
Year ended March 31, 2004                   10.22     0.32        (0.25)          0.07       (0.32)      (0.08)        (0.40)
Year ended March 31, 2004                   10.18     0.33         0.08           0.41       (0.33)      (0.04)        (0.37)
Period ended March 31, 2003 (d)             10.00     0.27         0.21           0.48       (0.27)      (0.03)        (0.30)
                                           ------   ------       ------         ------     -------      ------       -------
CLASS I
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2005 (Unaudited)     11.42     0.01         0.79           0.80       (0.01)         --         (0.01)
Year ended March 31, 2004                   11.33     0.01         1.02           1.03       (0.01)      (0.93)        (0.94)
Year ended March 31, 2004                    9.06     0.01         2.60           2.61       (0.01)      (0.33)        (0.34)
Period ended March 31, 2003 (d)             10.00     0.02        (0.94)         (0.92)      (0.02)         --         (0.02)
                                           ------   ------       ------         ------     -------      ------       -------

INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.77     0.20        (0.01)          0.19       (0.20)         --         (0.20)
Year ended March 31, 2004                   10.19     0.38        (0.42)         (0.04)      (0.38)         --         (0.38)
Year ended March 31, 2004                   10.21     0.36        (0.02)          0.34       (0.36)         -- (e)     (0.36)
Period ended March 31, 2003 (d)             10.00     0.29         0.25           0.54       (0.29)      (0.04)        (0.33)
                                           ------   ------       ------         ------     -------      ------       -------
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.89     0.17         0.02           0.19       (0.17)         --         (0.17)
Year ended March 31, 2004                   10.22     0.35        (0.25)          0.10       (0.35)      (0.08)        (0.43)
Year ended March 31, 2004                   10.18     0.36         0.08           0.44       (0.36)      (0.04)        (0.40)
Period ended March 31, 2003 (d)             10.00     0.26         0.21           0.47       (0.26)      (0.03)        (0.29)
                                           ------   ------       ------         ------     -------      ------       -------
MONEY MARKET FUND
Period ended Sept. 30, 2005 (Unaudited)     1.000    0.014           -- (e)      0.014      (0.014)         --        (0.014)
Year ended March 31, 2004                   1.000    0.012           -- (e)      0.012      (0.012)         --        (0.012)
Year ended March 31, 2004                   1.000    0.006           --          0.006      (0.006)         --        (0.006)
Period ended March 31, 2003 (d)             1.000    0.007           --          0.007      (0.007)         --        (0.007)
                                           ------   ------       ------         ------     -------      ------       -------

                                                                              Ratios/Supplementary Data:
                                                               --------------------------------------------------------
                                                                                                    Ratio of
                                                                  Net                 Ratio of Net  Expenses
                                         Net Asset              Assets,    Ratio of    Investment      to
                                           Value,                End of    Expenses     Income to    Average  Portfolio
                                           End of    Total       Period   to Average   Average Net     Net     Turnover
                                           Period   Return*     (000's)   Net Assets     Assets     Assets**     (c)
                                         ---------  -------    ---------  ----------  ------------  --------  ---------
CLASS A
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2005 (Unaudited)    $12.13    6.88%(a)  $    729    1.33%(b)    (1.01%)(b)   1.53%(b)    19.81%
Year ended March 31, 2005                   11.35    8.74%          566    1.43%       (0.15%)      1.63%       39.77%
Year ended March 31, 2004                   11.29   28.60%          466    1.44%       (0.16%)      1.64%       39.64%
Period ended March 31, 2003 (d)              9.05   (9.40%)(a)      224    1.45%(b)     0.11%(b)    1.67%(b)    34.11%
                                           ------   -----      --------    ----        -----        ----        -----

INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.76    1.79%(a)       366    0.90%(b)     3.74%(b)    1.15%(b)    16.27%
Year ended March 31, 2004                    9.77   (0.64%)         321    0.95%        3.56%       1.20%       14.91%
Year ended March 31, 2004                   10.19    3.17%          263    0.98%        3.31%       1.23%       43.76%
Period ended March 31, 2003 (d)             10.21    5.65%(a)       218    1.07%(b)     3.54%(b)    1.32%(b)     7.47%
                                           ------    ----      --------    ----        -----        ----        -----

TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.91    1.78%(a)       174    1.04%(b)     3.12%(b)    1.50%(b)     4.48%
Year ended March 31, 2004                    9.89    0.73%          136    1.12%        3.21%       1.62%       18.11%
Year ended March 31, 2004                   10.22    4.14%          137    1.09%        3.25%       1.58%        9.11%
Period ended March 31, 2003 (d)             10.18    4.85%(a)        57    1.09%(b)     3.36%(b)    1.52%(b)     8.54%
                                           ------    ----      --------    ----        -----        ----        -----

CLASS I

LARGE CAP GROWTH FUND
Period ended Sept. 30, 2005 (Unaudited)     12.21    7.00%(a)    43,758    1.08%(b)     0.16%(b)    1.28%(b)    19.81%
Year ended March 31, 2004                   11.42    9.08%       38,377    1.18%        0.10%       1.38%       39.77%
Year ended March 31, 2004                   11.33   29.00%       33,600    1.19%        0.09%       1.39%       39.64%
Period ended March 31, 2003 (d)              9.06   (9.20%)(a)   31,260    1.21%(b)     0.32%(b)    1.43%(b)    34.11%
                                           ------    ----      --------    ----        -----        ----        -----

INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.76    1.92%(a)    97,453    0.65%(b)     4.00%(b)    0.90%(b)    16.27%
Year ended March 31, 2004                    9.77   (0.39%)      97,675    0.69%        3.82%       0.94%       14.91%
Year ended March 31, 2004                   10.19    3.43%       61,481    0.73%        3.56%       0.98%       43.76%
Period ended March 31, 2003 (d)             10.21    5.47%(a)    59,724    0.82%(b)     3.88%(b)    1.07%(b)     7.47%
                                           ------    ----      --------    ----        -----        ----        -----

TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2005 (Unaudited)      9.91    1.91%(a)    22,693    0.79%(b)     3.38%(b)    1.26%(b)     4.48%
Year ended March 31, 2004                    9.89    0.98%       21,728    0.87%        3.46%       1.37%       18.11%
Year ended March 31, 2004                   10.22    4.41%       18,660    0.83%        3.52%       1.33%        9.11%
Period ended March 31, 2003 (d)             10.18    4.75%(a)    19,154    0.86%(b)     3.58%(b)    1.27%(b)     8.54%
                                           ------    ----      --------    ----        -----        ----        -----

MONEY MARKET FUND
Period ended Sept. 30, 2005 (Unaudited)     1.000    1.36%(a)    88,949    0.49%(b)     2.70%(b)    0.54%(b)      N/A
Year ended March 31, 2004                   1.000    1.23%       93,311    0.51%        1.30%       0.56%         N/A
Year ended March 31, 2004                   1.000    0.57%       70,829    0.54%        0.57%       0.59%         N/A
Period ended March 31, 2003 (d)             1.000    0.72%(a)   110,327    0.53%(b)     1.02%(b)    0.58%(b)      N/A
                                           ------    ----      --------    ----        -----        ----        -----

*    Excludes sales charges.

** During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d)  For the period July 15, 2002 through March 31, 2003.

(e)  Amount is less than $0.005.

                       See notes to financial statements.

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 (UNAUDITED)

1. ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Signal Funds (individually a "Fund," collectively the "Funds"):

FUND                                           SHORT NAME
----                                           ----------
Signal Large Cap Growth Fund          Large Cap Growth Fund
Signal Income Fund                    Income Fund
Signal Tax-Exempt Income Fund         Tax-Exempt Income Fund
Signal Money Market Fund              Money Market Fund
Signal Tax-Exempt Money Market Fund   Tax-Exempt Money Market Fund

Financial statements for all other series of the Group are published separately.

The Funds are each authorized to issue Class A and Class I Shares. Currently all classes of the Tax-Exempt Money Market are not offered to any investors. On August 1, 2003, Class A and Class B of the Money Market Fund liquidated all of their assets and are not currently offered to any investors. On August 1, 2005, Class B Shares of the Large Cap Growth Fund, Income Fund, and Tax-Exempt Income Fund were converted to Class A Shares and Class B Shares are no longer offered to any investors.

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term debt portfolio securities with a remaining maturity of 60 days or less and securities held in the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with banks or broker-dealers that Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust Company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio


                                    continued
                                       19

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 (UNAUDITED)

securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITY TRANSACTIONS AND RELATED INCOME:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

EXPENSES:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3. RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:

FUND                     FEE RATE*
----                     ---------
Large Cap Growth Fund      0.55%
Income Fund                0.25
Tax-Exempt Income Fund     0.10
Money Market Fund          0.05

* Without the imposition of these contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund.


                                    continued
                                       20

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 (UNAUDITED)

ADMINISTRATION:

The Funds and BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.19% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.24%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group. BISYS Ohio also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. For transfer agency services, BISYS Ohio receives a fee based on the number of shareholders of record. For fund accounting, BISYS Ohio receives a fee from each Fund for such services equal to an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, subject to certain minimums.

Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $9,151 for the six months ended September 30, 2005, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

Pursuant to a Sub-Administration agreement, the Advisor provides certain administration services to the Funds. For their services, the Advisor is entitled to a fee payable by the Administrator of 0.05%.

Effective May 19, 2005, the Funds began incurring Administration fees for services provided by the Administrator and the Advisor at an annual rate of 0.14% and 0.05% of the average daily net assets, respectively.

DISTRIBUTION:

The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% of the average daily net asset value of Class A shares, respectively.

For the six months ended September 30, 2005, the Distributor received $6,249 from commissions earned on sales of Class A shares and redemption of Class B shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.

Effective August 1, 2005, Class B Shares are not longer offered.

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of investment securities, excluding short-term and U.S. government securities, for the six months ended September 30, 2005, totaled:

FUND                      PURCHASES       SALES
----                      ---------       -----
Large Cap Growth Fund    $10,105,274   $ 8,114,734
Income Fund               15,609,882    16,728,311
Tax-Exempt Income Fund     1,562,190       988,024

5. CONCENTRATION OF CREDIT RISK:

The Tax-Exempt Income Fund has a relatively large concentration of securities in debt instruments of municipal issuers in the state of Indiana. The issuers' abilities to meet their obligations may be affected by economic development in this state.


                                    continued
                                       21

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 (UNAUDITED)

6. FEDERAL TAX INFORMATION:

As of March 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

FUND           AMOUNT   EXPIRES
----           ------   -------
Income Fund   $70,328     2012

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

FUND                CAPITAL LOSSES
----                --------------
Income Fund             $16,240
Money Market Fund            19

ADDITIONAL FUND INFORMATION:
SECURITY ALLOCATION

LARGE CAP GROWTH FUND

                         PERCENTAGE OF
SECURITY ALLOCATION        NET ASSETS
-------------------      -------------
Consumer Discretionary        21.6%
Financials                    17.1%
Health Care                   15.1%
Energy                        14.3%
Information Technology        11.5%
Industrials                   10.0%
Investment Companies           3.6%
Utilities                      3.5%
Consumer Staples               1.8%
Technology                     1.7%
                             -----
Total                        100.2%
                             =====

INCOME FUND

                            PERCENTAGE OF
SECURITY ALLOCATION           NET ASSETS
-------------------         -------------
U.S. Government Agencies        45.2%
Corporate Bonds                 33.2%
U.S. Treasury Obligations       19.4%
Preferred Stock                  1.0%
Investment Companies             0.3%
                                ----
Total                           99.1%
                                ====

MONEY MARKET FUND

                           PERCENTAGE OF
SECURITY ALLOCATION          NET ASSETS
-------------------        -------------
Commercial Paper                39.8%
Asset Backed                    23.5%
Repurchase Agreements           14.6%
U.S. Government Agencies        11.0%
Certificates of Deposit          8.8%
Investment Companies             2.5%
Corporate Bond                   1.1%
                               -----
Total                          101.3%
                               =====

TAX-EXEMPT INCOME FUND

                    PERCENTAGE OF
STATE ALLOCATION      NET ASSETS
-----------------   -------------
Alabama                  0.9%
California               1.1%
Georgia                  0.4%
Illinois                 4.6%
Indiana                 59.4%
Kansas                   1.1%
Kentucky                 1.9%
Michigan                 4.6%
Missouri                 2.2%
Nevada                   1.1%
North Dakota             1.3%
Ohio                     1.1%
Pennsylvania             0.7%
Texas                    3.9%
Utah                     2.2%
Washington               4.0%
Wisconsin                7.3%
Cash Equivalents*        2.2%
                       -----
Total                  100.0%
                       =====

*    Includes net other assets (liabilities).

EXPENSE COMPARISON:

As a shareholder of the Signal Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Signal Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.


                                    continued
                                       22

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 (UNAUDITED)

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                   BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSE PAID       EXPENSE RATIO
                                         VALUE              VALUE        DURING PERIOD*      DURING PERIOD
                                         4/1/05            9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                                   -----------------   --------------   ----------------   ----------------
Large Cap Growth Fund    Class A       $1,000.00          $1,068.80           $6.90              1.33%
                         Class I        1,000.00           1,070.00            5.60              1.08%
Income Fund              Class A        1,000.00           1,017.90            4.55              0.90%
                         Class I        1,000.00           1,019.20            3.29              0.65%
Tax-Exempt Income Fund   Class A        1,000.00           1,017.80            5.26              1.04%
                         Class I        1,000.00           1,019.10            4.00              0.79%
Money Market Fund        Class I        1,000.00           1,013.60            2.47              0.49%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Signal Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSE PAID       EXPENSE RATIO
                                         VALUE              VALUE        DURING PERIOD*      DURING PERIOD
                                         4/1/05            9/30/05      4/1/05 - 9/30/05   4/1/05 - 9/30/05
                                   -----------------   --------------   ----------------   ----------------
Large Cap Growth Fund    Class A       $1,000.00          $1,018.40           $6.73              1.33%
                         Class I        1,000.00           1,019.65            5.47              1.08%
Income Fund              Class A        1,000.00           1,020.56            4.56              0.90%
                         Class I        1,000.00           1,021.81            3.29              0.65%
Tax-Exempt Income Fund   Class A        1,000.00           1,019.85            5.27              1.04%
                         Class I        1,000.00           1,021.11            4.00              0.79%
Money Market Fund        Class I        1,000.00           1,022.61            2.48              0.49%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-766-8938 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-766-8938 and (ii) on the Securities and Exchange Commissions website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending December 31 and June 30 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE. [THIS IS A SEMI-ANNUAL REQUIREMENT, AS APPLICABLE.]

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Coventry Group

By (Signature and Title)*


/s/ R. Jeffery Young, President
-------------------------------------

Date 12/8/05

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*


/s/ R. Jeffery Young, President
-------------------------------------

Date 12/8/05


By (Signature and Title)*


/s/ Chris Sabato, Treasurer
-------------------------------------

Date 12/8/05

* Print the name and title of each signing officer under his or her signature.

         ALL SECTION 302 CERTIFICATIONS SHOULD BE INCLUDED IN ONE EDGAR
      EX-99.CERT EXHIBIT DOCUMENT AND ALL SECTION 906 CERTIFICATIONS SHOULD
       BE INCLUDED IN A SEPARATE EDGAR EX-99.906 CERT EXHIBIT DOCUMENT TO
            FORM N-CSR. [DON'T INCLUDE THIS LANGUAGE IN THE FILING.]